UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4984

AMERICAN BEACON FUNDS

(Exact name of registrant as specified in charter)

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Address of principal executive offices)-(Zip code)

JEFFREY K. RINGDAHL, PRESIDENT

220 East Las Colinas Boulevard, Suite 1200

Irving, Texas 75039

(Name and address of agent for service)

Registrant’s telephone number, including area code: (817) 391-6100

Date of fiscal year end: January 31, 2023

Date of reporting period: July 31, 2022

Form N-CSRS is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSRS in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSRS, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSRS unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

American Beacon®
FUNDS

2022 SEMI-ANNUAL REPORT

July 31, 2022

FRONTIER MARKETS INCOME FUND

NIS CORE PLUS BOND FUND

Frontier_NIS 0722

About American Beacon Advisors

Since 1986, American Beacon Advisors, Inc. has offered a variety of products and investment advisory services to numerous institutional and retail clients, including a variety of mutual funds, corporate cash management, and separate account management.

Our clients include defined benefit plans, defined contribution plans, foundations, endowments, corporations, financial planners, and other institutional investors. With American Beacon Advisors, you can put the experience of a multi-billion dollar asset management firm to work for your company.

FRONTIER MARKETS INCOME FUND

Investing in foreign, emerging and frontier market securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. Investing in derivative instruments involves liquidity, credit, interest rate and market risks. The use of fixed-income securities entails interest rate and credit risks. The Fund’s investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risk than investment-grade securities. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. The Fund’s incorporation of environmental, social and/or governance (ESG) considerations in its investment strategy may cause it to underperform funds that do not incorporate these considerations. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

NIS CORE PLUS BOND FUND

The Fund’s investments in high-yield securities (commonly referred to as “junk bonds”) are subject to greater levels of credit, interest rate, market and liquidity risk than investment-grade securities. Credit risk is the risk that the issuer of a bond will fail to make timely payment of interest or principal; and the decline in an issuer’s credit rating can cause the price of its bonds to go down. Investing in foreign securities may involve heightened risk due to currency fluctuations and economic and political risks. Geopolitical and other events have led to market disruptions causing adverse changes in the value of investments broadly. Changes in value may be temporary or may last for extended periods. The Fund may have high portfolio turnover risk, which could increase the Fund’s transaction costs and possibly have a negative impact on performance. Please see the prospectus for a complete discussion of the Fund’s risks. There can be no assurances that the investment objectives of this Fund will be met.

Any opinions herein, including forecasts, reflect our judgment as of the end of the reporting period and are subject to change. Each advisor’s strategies and each Fund’s portfolio composition will change depending on economic and market conditions. This report is not a complete analysis of market conditions, and, therefore, should not be relied upon as investment advice. Although economic and market information has been compiled from reliable sources, American Beacon Advisors, Inc. makes no representation as to the completeness or accuracy of the statements contained herein.

American Beacon Funds	July 31, 2022

Additional Fund Information	Back Cover

President’s Message

Dear Shareholders,

On April 14, 1938, while addressing the country’s economic challenges in his 12th fireside chat to the American public, President Franklin Delano Roosevelt said, “… to reach a port, we must sail – sail, not tie at anchor – sail, not drift.”

President Roosevelt’s expression still rings true today. That is to say, to successfully reach our destination – whether a geographical one or a financial goal – we should thoughtfully and purposefully plan our journey. Such a journey requires diligence, patience and time, and there are no guarantees that we will reach port safely by the course we initially charted. Instead, we must diligently monitor our charts and compass, making adjustments along the way to help us reach our destination. These periodic recalibrations can be especially important as we seek to preserve and grow our investment portfolios during periods of economic uncertainty – particularly as we consider the potential impacts from events such as Russia’s war with Ukraine, rising global and domestic inflation, and ongoing supply chain disruptions associated with the COVID-19 pandemic.

We encourage you to work with financial professionals who can help develop your personal savings plan, conduct annual plan reviews, and guide adjustments to your portfolio to help manage your evolving financial needs and goals. By investing in different investment styles and asset classes, you may be able to help mitigate financial risks across your portfolio. By allocating your portfolio according to your individual risk tolerance, you may be better positioned to withstand short-term volatility. And with careful and continual planning, you will be better positioned to achieve enduring financial success.

Since 1986, American Beacon has endeavored to provide investors with a disciplined approach to realizing long-term financial goals. As a manager of managers, we strive to provide investment products that may enable investors to participate during market upswings while potentially insulating against market downswings. The investment teams behind our mutual funds seek to produce consistent, long-term results rather than focus only on short-term movements in the markets. In managing our investment products, we emphasize identifying opportunities that offer the potential for long-term financial rewards.

Thank you for entrusting your financial success with American Beacon. For additional information about our investment products or to access your account information, please visit our website at www.americanbeaconfunds.com.

Best Regards,

Jeffrey K. Ringdahl

President

American Beacon Funds

American Beacon Frontier Markets Income FundSM

Performance Overview

July 31, 2022 (Unaudited)

The Investor Class of the American Beacon Frontier Markets Income Fund (the “Fund”) returned -15.31% for the six-month period ending July 31, 2022. The Fund outperformed the JP Morgan EMBI Global Diversified Index (the hard currency “Index”) return of -15.61% for the same period.

Total Returns for the Period ended July 31, 2022

	Ticker	6 Months*	1 Year	3 Years	5 Years	Since Inception (02/25/2014)
R5 Class (1,3)	AGEIX	(15.15)%	(14.95)%	(1.62)%	1.20%	3.04%
Y Class (1,3)	AGEYX	(15.17)%	(15.00)%	(1.71)%	1.12%	2.96%
Investor Class (1,3)	AGEPX	(15.31)%	(15.24)%	(1.93)%	0.86%	2.69%
A without Sales Charge (1,3)	AGUAX	(15.17)%	(15.09)%	(1.97)%	0.81%	2.65%
A with Sales Charge (1,3)	AGUAX	(19.23)%	(19.11)%	(3.54)%	(0.16)%	2.06%
C without Sales Charge (1,3)	AGECX	(15.58)%	(15.83)%	(2.67)%	0.10%	1.90%
C with Sales Charge (1,3)	AGECX	(16.58)%	(16.83)%	(2.67)%	0.10%	1.90%

JP Morgan EMBI Global Diversified Index (2)		(15.61)%	(19.28)%	(4.70)%	(0.79)%	2.32%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end of day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please call 1-800-967-9009 or visit www.americanbeaconfunds.com. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. Performance prior to waiving fees was lower than actual returns shown for periods when fee waivers were in place for each Class. A portion of fees charged to the R5 Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017 and 2018, and recovered in 2019 and 2020. A portion of fees charged to the Investor Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered in 2018. A portion of fees charged to the Y Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and partially recovered in 2019. A portion of fees charged to the A Class of the Fund was waived from Fund inception through 2015, partially recovered in 2016, waived in 2017, and recovered from 2018 through 2020. A portion of fees charged to the C Class of the Fund was waived from Fund inception through 2017 and was recovered in 2018 and 2019. A Class shares have a maximum sales charge of 4.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The JPMorgan EMBI Global Diversified Index is an emerging market debt benchmark that tracks dollar-denominated bonds issued by frontier and emerging market governments. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the R5, Y, Investor, A, and C Class shares were 1.06%, 1.13%, 1.38%, 1.36%, and 2.12%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The combination of rising interest rates, weak currencies, the war in Ukraine, and recession worries drove negative returns in the Fund and the Index, as well as most risky assets, during the period. Hard currency (“HC”) bonds were particularly hard hit as they were more influenced by global macro events and more closely tied to developed central bank policy. At the end of the period the Fund held 63% of its assets in HC bonds.

The global macro environment deteriorated throughout the period as the war in Ukraine dragged on and lockdowns in China contributed to a regional economic slowdown. Inflation remained stubbornly high forcing central banks to tighten monetary policy aggressively, despite the rising probability of recession. Recession worries caused commodity prices to slump, and declining energy and metals prices stressed export-dependent countries that were already facing tighter financial conditions.

Rising interest rates in developed countries, particularly the U.S., also put pressure on local currency valuations as investors fled to the safety of hard currencies. Additionally, delayed access to financial markets due to outflows from the asset class and poor market depth led to investor concern over 2022 financing needs. The strong risk-off sentiment reversed slightly beginning in mid-July as headwinds began to subside and frontier market bonds bounced back. Despite volatility, valuations were extremely attractive, and frontier market bonds continued to offer a substantial yield premium over developed and mainstream emerging market bonds.

American Beacon Frontier Markets Income FundSM

Performance Overview

July 31, 2022 (Unaudited)

The Fund’s sub-advisors continue to employ top-down and bottom-up investment approaches that assess macroeconomic variables affecting the relationships between developed, emerging and frontier-market countries, combined with country-specific analysis, to identify the best risk-adjusted opportunities. This process has remained consistent since each subadvisors’ inception with the Fund.

Top Ten Holdings (% Net Assets)
Uruguay Government International Bond, 3.875%, Due 7/2/2040		2.3
Mozambique International Bond, 5.000%, Due 9/15/2031		2.1
Ecuador Government International Bond, 5.500%, Due 7/31/2030		1.5
Senegal Government International Bond, 6.750%, Due 3/13/2048		1.4
Zambia Government Bond (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026		1.4
Cameroon International Bond, 5.950%, Due 7/7/2032		1.3
European Bank for Reconstruction & Development, 10.000%, Due 2/28/2023		1.3
Kenya Infrastructure Bond, 12.500%, Due 1/10/2033, Series 15YR		1.3
Angolan Government International Bond, 8.250%, Due 5/9/2028		1.2
Argentina Government International Bond, 1.500%, Due 7/9/2035		1.2

Total Fund Holdings	234

Top Ten Country Weightings (% Investments)
Zambia		6.9
Nigeria		6.1
Angola		5.7
Mozambique		4.7
Kenya		4.2
Supranational		3.9
Egypt		3.8
Uganda		3.7
Ghana		3.6
Ecuador		3.5

Sector Allocation (% Investments)
Foreign Sovereign Obligations		83.4
Credit-Linked Notes		11.6
Financial		2.0
Energy		1.1
Industrial		0.7
Basic Materials		0.5
Communications		0.5
Utilities		0.2

American Beacon Frontier Markets Income FundSM

Performance Overview

July 31, 2022 (Unaudited)

Country Allocation (% Investments)
Zambia	6.9
Nigeria	6.1
Angola	5.7
Mozambique	4.7
Kenya	4.2
Supranational	3.9
Egypt	3.8
Uganda	3.7
Ghana	3.6
Ecuador	3.5
Uruguay	3.2
Kazakhstan	2.9
Gabon	2.7
Georgia	2.7
Ivory Coast	2.7
Mongolia	2.7
Armenia	2.4
Argentina	2.1
Cameroon	2.1
Iraq	2.0
Senegal	2.1
Kyrgyzstan	1.9
Pakistan	1.8
Ukraine	1.8
Uzbekistan	1.8
Paraguay	1.7
Dominican Republic	1.5
Benin	1.0
Costa Rica	1.0
El Salvador	1.0
Jordan	1.0
Malawi	1.0
Tunisia	1.0
Tajikistan	0.9
Papua New Guinea	0.8
Rwanda	0.8
Sri Lanka	0.8
Barbados	0.7
Ethiopia	0.7
Ireland	0.7
Maldives	0.7
Nicaragua	0.7
United Republic of Tanzania	0.5
Trinidad and Tobago	0.4
Azerbaijan	0.3
South Africa	0.3
Suriname	0.3
United States	0.3
Honduras	0.2
Netherlands	0.2
Republic of Mauritius	0.2
Togo	0.2
Belarus	0.1

American Beacon NIS Core Plus Bond FundSM

Performance Overview

July 31, 2022 (Unaudited)

The Y Class of the American Beacon NIS Core Plus Bond Fund (the “Fund”) returned -6.90% for the six months ended July 31, 2022, underperforming the Bloomberg US Aggregate Bond Index (the “Index”) return of -6.14% for the same period.

Total Returns for the Period ended July 31, 2022

	Ticker	6 Months*	1 Year	Since Inception (09/10/2020)
Y Class (1,3)	NISYX	(6.90)%	(9.28)%	(3.88)%
A without Sales Charge (1,3)	NISAX	(7.01)%	(9.50)%	(4.12)%
A with Sales Charge (1,3)	NISAX	(10.52)%	(12.89)%	(6.04)%
C without Sales Charge (1,3)	NISCX	(7.35)%	(10.18)%	(4.84)%
C with Sales Charge (1,3)	NISCX	(8.35)%	(11.18)%	(4.84)%
R6 Class (1,3)	NISRX	(6.75)%	(9.09)%	(3.73)%

Bloomberg US Aggregate Bond Index (2)		(6.14)%	(9.12)%	(4.86)%

*	Not Annualized.

1.

Performance shown is historical and is not indicative of future returns. Investment returns and principal value will vary, and shares may be worth more or less at redemption than at original purchase. Performance shown is calculated based on the published end-of-day net asset values as of date indicated, and current performance may be lower or higher than the performance data quoted. To obtain performance as of the most recent month end, please visit www.americanbeaconfunds.com or call 1-800-967-9009. Fund performance in the table above does not reflect the deduction of taxes a shareholder would pay on distributions or the redemption of shares. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only; and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights. A portion of the fees charged to each Class of the Fund has been waived since Fund inception. Performance prior to waiving fees was lower than the actual returns shown since inception. A Class shares have a maximum sales charge of 3.75%. The maximum contingent deferred sales charge for the C Class is 1.00% for shares redeemed within one year of the date of purchase.

2.

The Bloomberg US Aggregate Bond Index is a market value weighted performance benchmark for government, corporate, mortgage-backed and asset-backed fixed-rate debt securities of all maturities. One cannot directly invest in an index.

3.

The Total Annual Fund Operating Expense ratios set forth in the most recent Fund prospectus for the Y, A, C, and R6 Class shares were 6.02%, 6.29%, 7.05%, and 5.10%, respectively. The expense ratios above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

The Fund’s underperformance was due primarily to the Fund’s overweight allocation to and security selection in the Taxable Municipals sector as the market faced outflows. An overweight allocation to Corporate bonds also detracted. Within Corporates security selection in Bank and Finance names hampered performance. Underweight allocations to U.S. Government-backed debt sectors – Agency, Agency Mortgage-Backed Securities and Treasuries – detracted from relative performance as market uncertainty pressured spreads in other sectors and investors sought safety. Conversely, the Fund’s duration underweight contributed positively to performance as higher than expected inflation and a very hawkish U.S. Federal Reserve pushed yields higher. An overweight allocation to the Asset-Backed Securities sector was also slightly additive.

The Fund strives to utilize both bottom-up and top-down inputs to identify the best relative value available across the broad range of domestic fixed income instruments to benefit performance over the long term.

Top Ten Holdings (% Net Assets)
U.S. Treasury Bond, 2.250%, Due 2/15/2052		5.2
U.S. Treasury Notes, 0.750%, Due 8/31/2026		4.9
U.S. Treasury Notes, 2.875%, Due 5/15/2032		4.3
U.S. Treasury Notes, 1.500%, Due 1/31/2027		4.2
U.S. Treasury Notes, 0.625%, Due 10/15/2024		3.1
U.S. Treasury Notes, 1.000%, Due 7/31/2028		2.5
U.S. Treasury Bond, 1.750%, Due 8/15/2041		1.8
U.S. Treasury Bond, 1.375%, Due 8/15/2050		1.3
U.S. Treasury Bond, 3.250%, Due 5/15/2042		1.2
Federal Home Loan Mortgage Corp., 3.000%, Due 5/1/2047		1.0

Total Fund Holdings	237

American Beacon NIS Core Plus Bond FundSM

Performance Overview

July 31, 2022 (Unaudited)

Sector Allocation (% Investments)
U.S. Treasury Obligations	32.7
Financial	11.5
Asset-Backed Obligations	9.7
Commercial Mortgage-Backed Obligations	8.2
Collateralized Mortgage Obligations	7.5
Municipal Obligations	5.6
Energy	5.5
U.S. Agency Mortgage-Backed Obligations	4.6
Consumer, Cyclical	4.1
Consumer, Non-Cyclical	2.9
Communications	2.6
Industrial	1.9
Utilities	1.6
Technology	1.2
Basic Materials	0.4

Country Allocation (% Fixed-Income)
United States	97.9
Canada	1.0
France	0.5
China/Hong Kong	0.3
Bermuda	0.2
United Kingdom	0.1

American Beacon FundsSM

Expense Examples

July 31, 2022 (Unaudited)

Fund Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, if applicable, and (2) ongoing costs, including management fees, sub-transfer agent fees, and other Fund expenses. The Examples are intended to help you understand the ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Examples are based on an investment of $1,000 invested at the beginning of the period in each Class and held for the entire period from February 1, 2022 through July 31, 2022.

Actual Expenses

The “Actual” lines of the tables provide information about actual account values and actual expenses. You may use the information on this page, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Frontier Markets Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

Hypothetical Example for Comparison Purposes

The “Hypothetical” lines of the tables provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the Fund’s actual return). You may compare the ongoing costs of investing in the Fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. Shareholders of the Investor and R5 Classes that invest in the American Beacon Frontier Markets Fund through an IRA or Roth IRA may be subject to a custodial IRA fee of $15 that is typically deducted each December. If your account was subject to a custodial IRA fee during the period, your costs would have been $15 higher.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs charged by the Fund, such as sales charges (loads) or redemption fees, as applicable. Similarly, the expense examples for other funds do not reflect any transaction costs charged by those funds, such as sales charges (loads), redemption fees or exchange fees. Therefore, the “Hypothetical” lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If you were subject to any transaction costs during the period, your costs would have been higher.

American Beacon FundsSM

Expense Examples

July 31, 2022 (Unaudited)

American Beacon Frontier Markets Income Fund

	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period 2/1/2022-7/31/2022*
R5 Class
Actual	$1,000.00	$848.50	$5.22
Hypothetical**	$1,000.00	$1,019.14	$5.71
Y Class
Actual	$1,000.00	$848.30	$5.45
Hypothetical**	$1,000.00	$1,018.89	$5.96
Investor Class
Actual	$1,000.00	$846.90	$6.69
Hypothetical**	$1,000.00	$1,017.56	$7.30
A Class
Actual	$1,000.00	$848.30	$6.42
Hypothetical**	$1,000.00	$1,017.85	$7.00
C Class
Actual	$1,000.00	$844.20	$10.06
Hypothetical**	$1,000.00	$1,013.89	$10.99

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 1.14%, 1.19%, 1.46%, 1.40%, and 2.20% for the R5, Y, Investor, A, and C Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon NIS Core Plus Bond Fund

	Beginning Account Value 2/1/2022	Ending Account Value 7/31/2022	Expenses Paid During Period 2/1/2022-7/31/2022*
Y Class
Actual	$1,000.00	$931.00	$2.54
Hypothetical**	$1,000.00	$1,022.17	$2.66
A Class
Actual	$1,000.00	$929.90	$3.73
Hypothetical**	$1,000.00	$1,020.93	$3.91
C Class
Actual	$1,000.00	$926.50	$7.31
Hypothetical**	$1,000.00	$1,017.21	$7.65
R6 Class
Actual	$1,000.00	$932.50	$2.06
Hypothetical**	$1,000.00	$1,022.66	$2.16

*

Expenses are equal to the Fund’s annualized expense ratios for the six-month period of 0.53%, 0.78%, 1.53%, and 0.43% for the Y, A, C, and R6 Classes, respectively, multiplied by the average account value over the period, multiplied by the number derived by dividing the number of days in the most recent fiscal half-year (181) by days in the year (365) to reflect the half-year period.

**	5% return before expenses.

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Angola - 4.89%

Credit-Linked Notes - 0.26%
Republic of Angola (Issuer Aurora Australis BV), 8.998%, Due 12/19/2023, (6 mo. USD LIBOR + 6.250%)A B		$281,250	$270,535
Republic of Angola (Issuer ICBC Standard Bank PLC), 16.500%, Due 3/18/2024	AOA	300,000,000	724,302

Total Credit-Linked Notes			994,837

Foreign Sovereign Obligations - 4.63%
Angolan Government International Bonds,
8.250%, Due 5/9/2028B		10,273,000	8,604,870
8.000%, Due 11/26/2029C		2,114,000	1,691,441
8.750%, Due 4/14/2032C		3,475,000	2,805,924
9.375%, Due 5/8/2048B		5,331,000	4,110,393
9.125%, Due 11/26/2049B		800,000	610,000

Total Foreign Sovereign Obligations			17,822,628

Total Angola (Cost $21,794,302)			18,817,465

Argentina - 1.78%

Foreign Sovereign Obligations - 1.78%
Argentina Government International Bonds,
1.000%, Due 7/9/2029		227,491	53,442
0.500%, Due 7/9/2030A D		3,027,515	714,391
1.500%, Due 7/9/2035A D		21,212,784	4,704,233
3.500%, Due 7/9/2041A D		5,244,500	1,377,624

Total Foreign Sovereign Obligations			6,849,690

Total Argentina (Cost $12,263,626)			6,849,690

Armenia - 2.05%

Foreign Sovereign Obligations - 2.05%
Armenia International Bonds,
7.150%, Due 3/26/2025B		2,101,000	2,089,146
3.600%, Due 2/2/2031B		1,847,000	1,282,557
Armenia Treasury Bonds,
6.500%, Due 4/29/2024, Series 3YR	AMD	1,575,000,000	3,682,576
7.000%, Due 4/29/2026, Series 5YR	AMD	385,000,000	833,498

Total Foreign Sovereign Obligations			7,887,777

Total Armenia (Cost $7,261,841)			7,887,777

Azerbaijan - 0.29% (Cost $1,119,293)

Credit-Linked Notes - 0.29%
Republic of Azerbaijan (Frontera Capital BV), 10.000%, Due 8/1/2023C	AZN	1,900,000	1,117,647

Barbados - 0.64%

Foreign Sovereign Obligations - 0.64%
Barbados Government International Bonds,
6.500%, Due 10/1/2029C		1,528,800	1,405,652
6.500%, Due 10/1/2029B		1,139,800	1,047,986

Total Foreign Sovereign Obligations			2,453,638

Total Barbados (Cost $2,538,627)			2,453,638

Belarus - 0.05% (Cost $1,857,386)

Foreign Sovereign Obligations - 0.05%
Development Bank of the Republic of Belarus JSC, 6.750%, Due 5/2/2024C		1,863,000	174,191

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Benin - 0.88%

Foreign Sovereign Obligations - 0.88%
Benin Government International Bonds,
4.875%, Due 1/19/2032C	EUR	3,442,000	$2,476,528
6.875%, Due 1/19/2052C	EUR	1,360,000	914,139

Total Foreign Sovereign Obligations			3,390,667

Total Benin (Cost $5,679,430)			3,390,667

Cameroon - 1.85%

Foreign Sovereign Obligations - 1.85%
Cameroon International Bonds,
5.950%, Due 7/7/2032B	EUR	3,250,000	2,223,148
5.950%, Due 7/7/2032C	EUR	7,172,000	4,905,975

Total Foreign Sovereign Obligations			7,129,123

Total Cameroon, United Republic Of (Cost $11,988,155)			7,129,123

Costa Rica - 0.91%

Foreign Sovereign Obligations - 0.91%
Costa Rica Government International Bonds,
8.050%, Due 9/18/2024B	CRC	395,000,000	614,375
9.200%, Due 2/21/2029B		$2,500,000	2,870,000

Total Foreign Sovereign Obligations			3,484,375

Total Costa Rica (Cost $3,077,855)			3,484,375

Dominican Republic - 1.33%

Foreign Sovereign Obligations - 1.33%
Dominican Republic International Bonds,
9.750%, Due 6/5/2026B	DOP	8,850,000	157,725
8.000%, Due 2/12/2027B	DOP	220,000,000	3,378,478
5.500%, Due 2/22/2029, Series 144AC		1,319,000	1,222,714
4.500%, Due 1/30/2030B		428,000	369,580

Total Foreign Sovereign Obligations			5,128,497

Total Dominican Republic (Cost $5,367,387)			5,128,497

Ecuador - 3.07%

Foreign Sovereign Obligations - 3.07%
Ecuador Government International Bonds,
5.500%, Due 7/31/2030A C D		1,556,850	933,118
5.500%, Due 7/31/2030A B D		9,392,748	5,629,662
2.500%, Due 7/31/2035A C D		5,729,045	2,590,071
2.500%, Due 7/31/2035A B D		3,974,000	1,796,624
1.500%, Due 7/31/2040A C D		1,625,550	668,882
1.500%, Due 7/31/2040A B D		438,000	180,228

Total Foreign Sovereign Obligations			11,798,585

Total Ecuador (Cost $16,813,953)			11,798,585

Egypt - 3.29%

Foreign Sovereign Obligations - 3.29%
Egypt Government Bonds,
14.313%, Due 10/13/2023, Series 3YR	EGP	50,000,000	$2,591,102
14.483%, Due 4/6/2026, Series 5YR	EGP	6,500,000	314,543
17.180%, Due 5/9/2027, Series 10YR	EGP	14,500,000	750,030
15.700%, Due 11/7/2027, Series 10YR	EGP	10,000,000	489,916
13.564%, Due 1/14/2030, Series 10YR	EGP	40,000,000	1,739,550

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Egypt - 3.29% (continued)

Foreign Sovereign Obligations - 3.29% (continued)
Egypt Government International Bonds,
7.500%, Due 1/31/2027B		$736,000	$536,971
5.625%, Due 4/16/2030B	EUR	994,000	596,161
6.375%, Due 4/11/2031B	EUR	1,150,000	705,802
7.903%, Due 2/21/2048B		1,666,000	933,626
8.875%, Due 5/29/2050B		2,348,000	1,385,456
7.500%, Due 2/16/2061B		4,700,000	2,619,874

Total Foreign Sovereign Obligations			12,663,031

Total Egypt (Cost $16,573,999)			12,663,031

El Salvador - 0.82%

Foreign Sovereign Obligations - 0.82%
El Salvador Government International Bonds,
5.875%, Due 1/30/2025B		325,000	149,094
6.375%, Due 1/18/2027B		2,982,000	1,073,092
8.250%, Due 4/10/2032B		1,287,000	458,555
7.625%, Due 2/1/2041B		2,165,000	711,849
7.125%, Due 1/20/2050B		2,395,000	779,072

Total Foreign Sovereign Obligations			3,171,662

Total El Salvador (Cost $7,358,425)			3,171,662

Ethiopia - 0.63% (Cost $3,603,696)

Foreign Sovereign Obligations - 0.63%
Ethiopia International Bonds, 6.625%, Due 12/11/2024B		4,743,000	2,424,147

Gabon - 2.29%

Foreign Sovereign Obligations - 2.29%
Gabon Government International Bonds,
6.950%, Due 6/16/2025B		3,864,000	3,189,964
6.625%, Due 2/6/2031B		6,443,000	4,550,690
7.000%, Due 11/24/2031B		1,505,000	1,068,400

Total Foreign Sovereign Obligations			8,809,054

Total Gabon (Cost $11,590,532)			8,809,054

Georgia - 2.32%

Credit-Linked Notes - 0.44%
Georgia Government (Issuer Zambezi BV), 9.500%, Due 8/9/2022C		2,000,000	1,700,722

Foreign Corporate Obligations - 0.16%
Georgia Global Utilities JSC, 7.750%, Due 7/30/2025C		600,000	602,895

Foreign Sovereign Obligations - 1.72%
Georgia Treasury Bills, 9.150%, Due 10/13/2022	GEL	2,100,000	744,676
Georgia Treasury Bonds,
8.250%, Due 11/6/2022	GEL	4,520,000	1,632,989
8.000%, Due 2/4/2023	GEL	5,560,000	1,997,003
8.125%, Due 1/28/2026	GEL	6,540,000	2,251,244

Total Foreign Sovereign Obligations			6,625,912

Total Georgia (Cost $8,429,006)			8,929,529

Ghana - 3.11%

Credit-Linked Notes - 0.03%
Ghana Promissory Notes (Issuer Saderea DAC), 12.500%, Due 11/30/2026B		153,368	115,026

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Ghana - 3.11% (continued)

Foreign Corporate Obligations - 0.39%
Kosmos Energy Ltd., 7.500%, Due 3/1/2028C		$1,842,000	$1,498,533

Foreign Sovereign Obligations - 2.69%
Ghana Government Bonds,
20.750%, Due 1/16/2023	GHS	2,670,000	305,572
16.500%, Due 2/6/2023, Series 5Y	GHS	13,300,000	1,486,945
19.250%, Due 12/18/2023	GHS	3,580,000	374,283
17.700%, Due 3/18/2024	GHS	4,200,000	419,392
19.750%, Due 4/15/2024, Series 5YR	GHS	1,000,000	101,999
21.000%, Due 1/27/2025	GHS	1,680,000	165,905
19.000%, Due 11/2/2026, Series 10Y	GHS	18,612,000	1,596,397
19.250%, Due 1/18/2027	GHS	19,750,000	1,690,964
Ghana Government International Bonds,
6.375%, Due 2/11/2027B		1,477,000	760,655
7.750%, Due 4/7/2029C		1,641,000	770,843
8.125%, Due 3/26/2032B		4,290,000	1,921,234
7.875%, Due 2/11/2035B		654,000	285,576
8.950%, Due 3/26/2051B		220,000	95,612
Ghana Treasury Notes, 17.250%, Due 7/31/2023, Series 2Y	GHS	3,300,000	351,473

Total Foreign Sovereign Obligations			10,326,850

Total Ghana (Cost $21,471,918)			11,940,409

Honduras - 0.14% (Cost $562,606)

Foreign Corporate Obligations - 0.14%
Inversiones Atlantida SA, 7.500%, Due 5/19/2026C		567,000	523,058

Iraq - 1.77%

Foreign Sovereign Obligations - 1.77%
Iraq International Bonds,
6.752%, Due 3/9/2023B		3,385,000	3,283,450
5.800%, Due 1/15/2028B		4,102,313	3,533,117

Total Foreign Sovereign Obligations			6,816,567

Total Iraq (Cost $7,141,033)			6,816,567

Ireland - 0.57% (Cost $2,315,877)

Foreign Sovereign Obligations - 0.57%
Angola Via Avenir Issuer II Ireland DAC, 6.927%, Due 02/19/2027B		2,464,286	2,199,375

Ivory Coast - 2.36%

Foreign Sovereign Obligations - 2.36%
Ivory Coast Government International Bonds,
5.250%, Due 3/22/2030B	EUR	430,000	338,831
5.875%, Due 10/17/2031C	EUR	349,000	279,541
4.875%, Due 1/30/2032B	EUR	5,603,000	4,246,233
6.875%, Due 10/17/2040B	EUR	2,028,000	1,502,877
6.625%, Due 3/22/2048B	EUR	3,800,000	2,699,622

Total Foreign Sovereign Obligations			9,067,104

Total Ivory Coast (Cost $12,714,845)			9,067,104

Jordan - 0.84%

Foreign Sovereign Obligations - 0.84%
Jordan Government International Bonds,
5.850%, Due 7/7/2030B		2,298,000	1,942,040
7.750%, Due 1/15/2028C		1,308,000	1,273,115

Total Foreign Sovereign Obligations			3,215,155

Total Jordan (Cost $3,326,137)			3,215,155

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Kazakhstan - 2.48%

Foreign Corporate Obligations - 0.19%
Development Bank of Kazakhstan JSC, 8.950%, Due 5/4/2023B	KZT	387,500,000	$713,451

Foreign Sovereign Obligations - 2.29%
Kazakhstan Government Bonds,
5.000%, Due 5/15/2023, Series 5/13	KZT	1,382,626,000	2,721,211
9.500%, Due 1/30/2024, Series MEUK	KZT	284,000,000	563,915
8.050%, Due 5/20/2024, Series 1801	KZT	1,040,000,000	1,998,974
10.500%, Due 8/4/2026, Series 5Y	KZT	500,000,000	953,522
9.000%, Due 3/6/2027, Series 120	KZT	1,000,000,000	1,783,248
10.120%, Due 2/17/2034, Series 13Y	KZT	400,000,000	771,750

Total Foreign Sovereign Obligations			8,792,620

Total Kazakhstan (Cost $11,742,261)			9,506,071

Kenya - 3.67%

Foreign Sovereign Obligations - 3.67%
Kenya Government International Bonds,
8.000%, Due 5/22/2032B		$2,039,000	1,432,887
6.300%, Due 1/23/2034B		2,231,000	1,368,138
8.250%, Due 2/28/2048B		5,781,000	3,641,105
Kenya Infrastructure Bonds,
12.000%, Due 9/18/2023, Series 12YR	KES	23,900,000	202,941
11.000%, Due 12/2/2024, Series 9YR	KES	49,100,000	411,791
12.500%, Due 5/12/2025, Series 9YR	KES	22,700,000	193,572
10.200%, Due 5/25/2026, Series 6Y	KES	31,000,000	247,931
11.000%, Due 10/12/2026, Series 12YR	KES	74,650,000	618,183
10.850%, Due 4/2/2029, Series 9Y	KES	24,550,000	192,223
12.500%, Due 1/10/2033, Series 15YR	KES	631,000,000	4,918,937
11.750%, Due 10/8/2035, Series 16YR	KES	112,000,000	901,702

Total Foreign Sovereign Obligations			14,129,410

Total Kenya (Cost $18,330,586)			14,129,410

Kyrgyzstan - 1.66%

Credit-Linked Notes - 1.66%
Kyrgyz Republic (Issuer Frontera Capital BV),
10.500%, Due 9/24/2024C	KGS	150,000,000	1,730,228
8.000%, Due 5/26/2025	KGS	70,000,000	721,596
6.000%, Due 9/19/2025C	KGS	120,500,000	1,149,454
12.000%, Due 2/7/2028C	KGS	95,000,000	1,022,597
Kyrgyz Republic (Issuer Zambezi BV), 10.000%, Due 4/13/2028C	KGS	180,000,000	1,751,221

Total Credit-Linked Notes			6,375,096

Total Kyrgyzstan (Cost $7,908,260)			6,375,096

Malawi - 0.91%

Credit-Linked Notes - 0.91%
Republic of Malawi (Issuer Frontera Capital BV),
12.500%, Due 5/21/2025C		1,050,000	658,081
18.500%, Due 8/15/2026C		2,700,000	1,915,733
13.500%, Due 6/18/2027A C		700,000	449,044
13.500%, Due 9/3/2027A		650,000	428,658

Total Credit-Linked Notes			3,451,516

Total Malawi (Cost $5,010,843)			3,451,516

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Maldives - 0.56% (Cost $2,730,549)

Foreign Sovereign Obligations - 0.56%
Maldives Sukuk Issuance Ltd., 9.875%, Due 4/8/2026C		$2,827,000	$2,172,860

Mongolia - 2.30%

Credit-Linked Notes - 1.22%
Development Bank of Mongolia (Issuer Frontera Capital BV),
7.500%, Due 10/25/2024C	MNT	11,287,921,348	3,294,215
11.000%, Due 4/22/2025C E	MNT	4,500,000,000	1,415,368

Total Credit-Linked Notes			4,709,583

Foreign Sovereign Obligations - 1.08%
Mongolia Government International Bonds,
8.750%, Due 3/9/2024B		1,593,000	1,569,162
5.125%, Due 4/7/2026B		1,590,000	1,407,395
4.450%, Due 7/7/2031B		1,581,000	1,177,845

Total Foreign Sovereign Obligations			4,154,402

Total Mongolia (Cost $9,955,004)			8,863,985

Mozambique - 4.00%

Credit-Linked Notes - 1.49%
Mozambique Government Bonds (Issuer ICBC Standard Bank PLC),
Due 2/28/2023C E F	MZN	90,000,000	1,387,958
19.000%, Due 3/26/2025E	MZN	90,500,000	1,396,404
17.000%, Due 5/11/2025	MZN	100,000,000	1,549,363
14.500%, Due 11/13/2025	MZN	40,000,000	620,270
14.500%, Due 2/11/2027E	MZN	46,752,000	755,371

Total Credit-Linked Notes			5,709,366

Foreign Sovereign Obligations - 2.51%
Mozambique International Bonds,
5.000%, Due 9/15/2031B D		11,879,000	8,059,901
5.000%, Due 9/15/2031C D		2,353,000	1,596,511

Total Foreign Sovereign Obligations			9,656,412

Total Mozambique (Cost $18,052,848)			15,365,778

Netherlands - 0.20% (Cost $822,307)

Foreign Corporate Obligations - 0.20%
First Bank of Nigeria Ltd. Via FBN Finance Co. BV, 8.625%, Due 10/27/2025C		829,000	788,379

Nicaragua - 0.60%

Credit-Linked Notes - 0.60%
Empresa Administadora de Aeropuertos Internacionales (Issuer Zambezi BV), 7.000%, Due 4/8/2024C E		1,159,400	1,079,034
Republic of Nicaragua (Issuer Zambezi BV), 6.750%, Due 8/5/2022C		1,200,000	1,231,484

Total Credit-Linked Notes			2,310,518

Total Nicaragua (Cost $2,359,298)			2,310,518

Nigeria - 5.31%

Foreign Corporate Obligations - 1.20%
Access Bank PLC, 6.125%, Due 9/21/2026C		1,007,000	742,662
BOI Finance BV, 7.500%, Due 2/16/2027C	EUR	1,711,000	1,369,568
IHS Netherlands Holdco BV, 8.000%, Due 9/18/2027C		1,015,000	902,071
SEPLAT Energy PLC, 7.750%, Due 4/1/2026C		869,000	735,278
United Bank for Africa PLC, 6.750%, Due 11/19/2026C		997,000	867,390

Total Foreign Corporate Obligations			4,616,969

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Nigeria - 5.31% (continued)

Foreign Sovereign Obligations - 4.11%
Nigeria Government Bonds,
12.500%, Due 1/22/2026, Series 10YR	NGN	856,000,000	$2,066,661
16.288%, Due 3/17/2027, Series 10YR	NGN	290,000,000	790,529
Nigeria Government International Bonds,
7.625%, Due 11/21/2025B		$1,590,000	1,408,565
12.500%, Due 1/22/2026B	NGN	1,006,049,000	2,411,068
6.125%, Due 9/28/2028B		1,250,000	894,330
8.375%, Due 3/24/2029C		1,411,000	1,092,086
8.375%, Due 3/24/2029B		622,000	481,416
8.747%, Due 1/21/2031B		1,373,000	1,037,082
7.875%, Due 2/16/2032B		4,336,000	3,100,240
7.375%, Due 9/28/2033B		2,800,000	1,855,056
Nigeria OMO Bills,
6.972%, Due 8/16/2022	NGN	70,000,000	163,771
6.924%, Due 10/4/2022, Series 355D	NGN	140,000,000	322,057
Nigeria Treasury Bills, 6.834%, Due 9/8/2022, Series 364D	NGN	70,000,000	162,507

Total Foreign Sovereign Obligations			15,785,368

Total Nigeria (Cost $24,921,937)			20,402,337

Pakistan - 1.54%

Foreign Sovereign Obligations - 1.54%
Pakistan Government International Bonds,
6.875%, Due 12/5/2027B		2,491,000	1,270,410
7.375%, Due 4/8/2031C		1,180,000	585,563
7.375%, Due 4/8/2031B		7,865,000	3,902,928
8.875%, Due 4/8/2051B		375,000	172,500

Total Foreign Sovereign Obligations			5,931,401

Total Pakistan (Cost $10,635,001)			5,931,401

Papua New Guinea - 0.71% (Cost $3,245,533)

Foreign Sovereign Obligations - 0.71%
Papua New Guinea Government International Bonds, 8.375%, Due 10/4/2028B		3,251,000	2,715,231

Paraguay - 1.46%

Credit-Linked Notes - 1.46%
Municipalidad De Asuncion (Issuer Zambezi BV), 11.000%, Due 3/23/2027C		2,000,000	1,631,159
Municipalidad De Asuncion (Issuer Frontera Capital BV),
9.000%, Due 2/13/2026C	PYG	13,700,000,000	1,946,391
9.850%, Due 2/14/2031C	PYG	13,700,000,000	2,031,805

Total Credit-Linked Notes			5,609,355

Total Paraguay (Cost $6,011,130)			5,609,355

Republic of Mauritius - 0.20% (Cost $838,000)

Foreign Corporate Obligations - 0.20%
Axian Telecom, 7.375%, Due 2/16/2027C		838,000	769,921

Rwanda - 0.65%

Foreign Sovereign Obligations - 0.65%
Rwanda International Government Bonds,
5.500%, Due 8/9/2031C		2,014,000	1,473,744
5.500%, Due 8/9/2031B		1,400,000	1,024,450

Total Foreign Sovereign Obligations			2,498,194

Total Rwanda (Cost $3,294,379)			2,498,194

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Senegal - 1.82%

Foreign Sovereign Obligations - 1.82%
Senegal Government International Bonds,
4.750%, Due 3/13/2028B	EUR	1,632,000	$1,365,846
6.750%, Due 3/13/2048B		$7,992,000	5,642,512

Total Foreign Sovereign Obligations			7,008,358

Total Senegal (Cost $9,540,987)			7,008,358

South Africa - 0.23% (Cost $1,000,000)

Foreign Corporate Obligations - 0.23%
Liquid Telecommunications Financing PLC, 5.500%, Due 9/4/2026C		1,000,000	866,640

Sri Lanka - 0.65%

Foreign Sovereign Obligations - 0.65%
Sri Lanka Government International Bonds,
6.200%, Due 5/11/2027B G		3,510,000	1,052,662
6.750%, Due 4/18/2028B G		1,342,000	401,787
7.850%, Due 3/14/2029B G		871,000	258,735
7.550%, Due 3/28/2030B G		2,713,000	796,984

Total Foreign Sovereign Obligations			2,510,168

Total Sri Lanka (Cost $5,360,381)			2,510,168

Supranational - 3.39%

Foreign Sovereign Obligations - 3.39%
European Bank for Reconstruction & Development,
10.400%, Due 11/23/2022		1,400,000	897,267
10.050%, Due 12/14/2022		700,000	695,418
10.000%, Due 2/28/2023		5,850,000	4,945,823
10.100%, Due 5/6/2023		750,000	738,232
10.500%, Due 5/11/2023		1,233,333	1,378,929
14.000%, Due 6/14/2023		800,000	719,439
International Bank for Reconstruction & Development, 9.250%, Due 1/20/2023	RWF	2,200,000,000	2,114,744
International Finance Corp.,
11.000%, Due 6/28/2024		600,000	516,827
11.000%, Due 10/18/2024	UZS	12,000,000,000	1,043,911

Total Foreign Sovereign Obligations			13,050,590

Total Supranational (Cost $14,808,789)			13,050,590

Suriname - 0.29% (Cost $1,411,375)

Foreign Sovereign Obligations - 0.29%
Suriname Government International Bonds, 9.250%, Due 10/26/2026B G		1,400,000	1,127,000

Tajikistan - 0.78%

Credit-Linked Notes - 0.02%
Republic of Tajikistan (Issuer Frontera Capital BV), 10.780%, Due 2/15/2023C		86,538	78,244

Foreign Sovereign Obligations - 0.76%
Tajikistan International Bonds, 7.125%, Due 9/14/2027B		4,870,000	2,921,045

Total Tajikistan (Cost $4,621,436)			2,999,289

Togo - 0.21% (Cost $978,262)

Foreign Corporate Obligations - 0.21%
Ecobank Transnational, Inc., 8.750%, Due 6/17/2031, (5 yr. CMT + 8.211%)A C		979,000	808,830

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Trinidad and Tobago - 0.35% (Cost $1,295,108)

Foreign Corporate Obligations - 0.35%
Heritage Petroleum Co. Ltd., 9.000%, Due 8/12/2029C	UZS	1,296,000	$1,337,472

Tunisia - 0.88%

Foreign Sovereign Obligations - 0.88%
Banque Centrale de Tunisie International Bond,
6.750%, Due 10/31/2023B	EUR	2,060,000	1,440,109
5.625%, Due 2/17/2024B	EUR	800,000	465,155
5.750%, Due 1/30/2025B		$814,000	438,111
6.375%, Due 7/15/2026B	EUR	1,766,000	938,027
6.375%, Due 7/15/2026C	EUR	200,000	106,232

Total Foreign Sovereign Obligations			3,387,634

Total Tunisia (Cost $6,095,347)			3,387,634

Uganda - 3.22%

Foreign Sovereign Obligations - 3.22%
Uganda Government Bonds,
14.000%, Due 1/18/2024	UGX	7,471,500,000	1,938,738
19.500%, Due 12/18/2025, Series 10YR	UGX	4,000,000,000	1,153,434
16.000%, Due 5/6/2027	UGX	2,500,000,000	663,691
14.250%, Due 8/23/2029	UGX	2,200,000,000	539,825
16.000%, Due 11/14/2030	UGX	6,940,000,000	1,829,768
17.000%, Due 4/3/2031, Series 15YR	UGX	6,878,100,000	1,873,811
14.250%, Due 6/22/2034	UGX	4,925,000,000	1,131,546
16.250%, Due 11/8/2035	UGX	7,800,000,000	1,981,982
17.500%, Due 11/1/2040	UGX	4,800,000,000	1,263,476

Total Foreign Sovereign Obligations			12,376,271

Total Uganda (Cost $13,562,894)			12,376,271

Ukraine - 1.57%

Foreign Sovereign Obligations - 1.57%
Ukraine Government Bonds,
14.910%, Due 10/12/2022	UAH	171,000,000	3,693,207
15.970%, Due 4/19/2023	UAH	47,500,000	786,979
10.000%, Due 8/23/2023, Series 10YR	UAH	14,500,000	192,865
15.840%, Due 2/26/2025	UAH	110,030,000	1,075,401
9.790%, Due 5/26/2027	UAH	46,851,000	305,046

Total Foreign Sovereign Obligations			6,053,498

Total Ukraine (Cost $14,740,330)			6,053,498

United Republic of Tanzania - 0.41% (Cost $1,815,943)

Foreign Corporate Obligations - 0.41%
HTA Group Ltd., 7.000%, Due 12/18/2025C		1,800,000	1,590,552

United States - 0.26% (Cost $1,085,211)

Corporate Obligations - 0.26%
Sagicor Financial Co. Ltd., 5.300%, Due 5/13/2028C		1,081,000	1,010,778

Uruguay - 2.78%

Foreign Sovereign Obligations - 2.78%
Uruguay Government International Bonds,
8.250%, Due 5/21/2031	UYU	81,798,000	1,703,014
3.875%, Due 7/2/2040H	UYU	376,179,849	9,001,016

Total Foreign Sovereign Obligations			10,704,030

Total Uruguay (Cost $10,877,601)			10,704,030

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount*		Fair Value

Uzbekistan - 1.58%

Credit-Linked Notes - 0.25%
Republic of Uzbekistan (Issuer Frontera Capital BV), 12.000%, Due 9/21/2022, Series 114AC		$1,053,837	$963,961

Foreign Sovereign Obligations - 1.33%
Uzbekistan International Bonds,
14.500%, Due 11/25/2023B	UZS	17,510,000,000	1,619,586
14.000%, Due 7/19/2024C	UZS	32,120,000,000	2,935,613
14.000%, Due 7/19/2024B	UZS	6,030,000,000	551,113

Total Foreign Sovereign Obligations			5,106,312

Total Uzbekistan (Cost $6,267,175)			6,070,273

Venezuela - 0.01% (Cost $269,875)

Foreign Corporate Obligations - 0.01%
Petroleos de Venezuela SA, 6.000%, Due 5/16/2024B G		1,250,000	48,101

Zambia - 6.00%

Credit-Linked Notes - 1.39%
Zambia Government Bond (Issuer ICBC Standard Bank PLC), 11.000%, Due 1/27/2026C	ZMW	133,161,509	5,346,871

Foreign Corporate Obligations - 0.45%
First Quantum Minerals Ltd.,
6.875%, Due 3/1/2026B		1,035,000	997,793
6.875%, Due 10/15/2027B		764,000	727,710

Total Foreign Corporate Obligations			1,725,503

Foreign Sovereign Obligations - 4.16%
Zambia Government Bonds,
10.000%, Due 12/27/2024, Series 3Y	ZMW	11,000,000	533,341
12.000%, Due 4/23/2025, Series 7YR	ZMW	7,800,000	359,623
11.000%, Due 1/25/2026, Series 5Y	ZMW	114,100,000	4,464,651
13.000%, Due 8/29/2026, Series 10YR	ZMW	64,500,000	2,653,793
13.000%, Due 12/18/2027, Series 10YR	ZMW	24,795,000	923,913
13.000%, Due 12/17/2028, Series 10YR	ZMW	30,000,000	1,061,349
13.000%, Due 1/25/2031, Series 10Y	ZMW	3,800,000	123,727
Zambia Government International Bonds,
12.000%, Due 7/4/2025B	ZMW	20,000,000	880,134
8.970%, Due 7/30/2027B G		8,768,000	4,997,760

Total Foreign Sovereign Obligations			15,998,291

Total Zambia (Cost $22,509,009)			23,070,665

	Shares

SHORT-TERM INVESTMENTS 9.20% (Cost $35,400,564)

Investment Companies - 9.20%
American Beacon U.S. Government Money Market Select Fund, 1.68%I J		35,400,564	35,400,564

TOTAL INVESTMENTS - 95.76% (Cost $462,348,152)			368,301,511
OTHER ASSETS, NET OF LIABILITIES - 4.24%			16,301,156

TOTAL NET ASSETS - 100.00%			$384,602,667

Percentages are stated as a percent of net assets. *In U.S. Dollars unless otherwise noted.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

A Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on July 31, 2022.

B Reg S - Security purchased under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

C Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $78,898,997 or 20.51% of net assets. The Fund has no right to demand registration of these securities.

D Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at July 31, 2022. The maturity date disclosed represents the final maturity date.

E Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

F Zero coupon bond.

G Default Security. At period end, the amount of securities in default was $8,683,029 or 2.26% of net assets.

H Inflation-Indexed Note.

I The Fund is affiliated by having the same investment advisor.

J 7-day yield.

CMT - Constant Maturity Treasury.

DAC - Designated Activity Company.

JSC - Joint Stock Company

LIBOR - London Interbank Offered Rate.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

Forward Foreign Currency Contracts Open on July 31, 2022:

Currency Purchased*		Currency Sold*		Settlement Date	Counterparty	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
USD	521,830	KZT	487,403	8/23/2022	BRC	$34,427	$-	$34,427
EUR	454,218	USD	455,794	10/18/2022	BRC	-	(1,576)	(1,576)
EUR	744,012	USD	729,574	10/18/2022	JPM	14,438	-	14,438
EUR	376,117	USD	369,233	10/18/2022	MLI	6,884	-	6,884
USD	17,510,351	EUR	17,560,337	10/18/2022	MLI	-	(49,986)	(49,986)
USD	13,721,561	EUR	13,295,729	8/12/2022	SSB	425,832	-	425,832
EUR	438,803	USD	435,932	10/18/2022	UAG	2,871	-	2,871

						$484,452	$(51,562)	$432,890

* All values denominated in USD.

Glossary:

Counterparty Abbreviations:
BRC	Barclays Bank PLC
JPM	JPMorgan Chase Bank N.A.
MLI	Merrill Lynch International
SSB	State Street Bank & Trust Co.
UAG	UBS AG

Currency Abbreviations:
AMD	Armenian Dram
AOA	Angolan Kwanza
AZN	Azerbaijan Manat
CRC	Costa Rican Colon
DOP	Dominican Peso
EGP	Egyptian Pound
EUR	Euro
GEL	Georgian Lari
GHS	Ghanaian Cedi

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

KES	Kenyan Shilling
KGS	Kyrgyzstani Som
KZT	Kazakhstani Tenge
MNT	Mongolian Tugrug
MZN	Mozambique Metical
NGN	Nigerian Naira
PYG	Paraguayan guarani
RWF	Rwandan Franc
UAH	Ukrainian Hryvnia
UGX	Ugandan Shilling
USD	United States Dollar
UYU	Uruguayan Peso
UZS	Uzbekistani Som
ZMW	Zambian Kwacha

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2022, the investments were classified as described below:

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Assets
Credit-Linked Notes
Angola	$-	$994,837	$-	$994,837
Azerbaijan	-	1,117,647	-	1,117,647
Georgia	-	1,700,722	-	1,700,722
Ghana	-	115,026	-	115,026
Kyrgyzstan	-	6,375,096	-	6,375,096
Malawi	-	3,451,516	-	3,451,516
Mongolia	-	4,709,583	-	4,709,583
Mozambique	-	5,709,366	-	5,709,366
Nicaragua	-	2,310,518	-	2,310,518
Paraguay	-	5,609,355	-	5,609,355
Tajikistan	-	78,244	-	78,244
Uzbekistan	-	963,961	-	963,961
Zambia	-	5,346,871	-	5,346,871
Foreign Sovereign Obligations
Angola	-	17,822,628	-	17,822,628
Argentina	-	6,849,690	-	6,849,690
Armenia	-	7,887,777	-	7,887,777
Barbados	-	2,453,638	-	2,453,638
Belarus	-	174,191	-	174,191
Benin	-	3,390,667	-	3,390,667
Cameroon	-	7,129,123	-	7,129,123
Costa Rica	-	3,484,375	-	3,484,375
Dominican Republic	-	5,128,497	-	5,128,497
Ecuador	-	11,798,585	-	11,798,585
Egypt	-	12,663,031	-	12,663,031
El Salvador	-	3,171,662	-	3,171,662
Ethiopia	-	2,424,147	-	2,424,147
Gabon	-	8,809,054	-	8,809,054
Georgia	-	6,625,912	-	6,625,912
Ghana	-	10,326,850	-	10,326,850
Iraq	-	6,816,567	-	6,816,567
Ireland	-	2,199,375	-	2,199,375
Ivory Coast	-	9,067,104	-	9,067,104
Jordan	-	3,215,155	-	3,215,155
Kazakhstan	-	8,792,620	-	8,792,620
Kenya	-	14,129,410	-	14,129,410
Maldives	-	2,172,860	-	2,172,860
Mongolia	-	4,154,402	-	4,154,402
Mozambique	-	9,656,412	-	9,656,412
Nigeria	-	15,785,368	-	15,785,368

See accompanying notes

American Beacon Frontier Markets Income FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

Frontier Markets Income Fund	Level 1	Level 2	Level 3	Total
Pakistan	$-	$5,931,401	$-	$5,931,401
Papua New Guinea	-	2,715,231	-	2,715,231
Rwanda	-	2,498,194	-	2,498,194
Senegal	-	7,008,358	-	7,008,358
Sri Lanka	-	2,510,168	-	2,510,168
Supranational	-	13,050,590	-	13,050,590
Suriname	-	1,127,000	-	1,127,000
Tajikistan	-	2,921,045	-	2,921,045
Tunisia	-	3,387,634	-	3,387,634
Uganda	-	12,376,271	-	12,376,271
Ukraine	-	6,053,498	-	6,053,498
Uruguay	-	10,704,030	-	10,704,030
Uzbekistan	-	5,106,312	-	5,106,312
Zambia	-	15,998,291	-	15,998,291
Foreign Corporate Obligations
Georgia	-	602,895	-	602,895
Ghana	-	1,498,533	-	1,498,533
Honduras	-	523,058	-	523,058
Kazakhstan	-	713,451	-	713,451
Netherlands	-	788,379	-	788,379
Nigeria	-	4,616,969	-	4,616,969
Republic of Mauritius	-	769,921	-	769,921
South Africa	-	866,640	-	866,640
Togo	-	808,830	-	808,830
Trinidad and Tobago	-	1,337,472	-	1,337,472
United Republic of Tanzania	-	1,590,552	-	1,590,552
Venezuela	-	48,101	-	48,101
Zambia	-	1,725,503	-	1,725,503
Corporate Obligations
United States	-	1,010,778	-	1,010,778
Short-Term Investments	35,400,564	-	-	35,400,564

Total Investments in Securities - Assets	$35,400,564	$332,900,947	$-	$368,301,511

Financial Derivative Instruments - Assets
Forward Foreign Currency Contracts	$-	$484,452	$-	$484,452

Total Financial Derivative Instruments - Assets	$-	$484,452	$-	$484,452

Financial Derivative Instruments - Liabilities
Forward Foreign Currency Contracts	$-	$(51,562)	$-	$(51,562)

Total Financial Derivative Instruments - Liabilities	$-	$(51,562)	$-	$(51,562)

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 28.14%

Basic Materials - 0.40%

Mining - 0.40%
Freeport-McMoRan, Inc., 4.125%, Due 3/1/2028	$25,000	$23,605

Communications - 2.02%

Internet - 0.75%
Expedia Group, Inc., 4.625%, Due 8/1/2027	30,000	29,480
Match Group Holdings II LLC, 5.625%, Due 2/15/2029A	15,000	14,697

		44,177

Media - 0.91%
CCO Holdings LLC/CCO Holdings Capital Corp., 5.000%, Due 2/1/2028A	12,000	11,580
Charter Communications Operating LLC/Charter Communications Operating Capital,
4.200%, Due 3/15/2028	15,000	14,478
6.384%, Due 10/23/2035	10,000	10,485
3.500%, Due 6/1/2041	5,000	3,687
Sirius XM Radio, Inc., 4.000%, Due 7/15/2028A	15,000	13,935

		54,165

Telecommunications - 0.36%
Verizon Communications, Inc.,
2.550%, Due 3/21/2031	10,000	8,901
3.550%, Due 3/22/2051	15,000	12,642

		21,543

Total Communications		119,885

Consumer, Cyclical - 3.90%

Airlines - 2.68%
American Airlines Pass-Through Trust, 3.950%, Due 1/11/2032, Series B	15,000	12,362
American Airlines, Inc., 11.750%, Due 7/15/2025A	20,000	22,113
American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, Due 4/20/2026A	25,000	24,681
Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, Due 10/20/2028A	10,000	9,765
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, Due 6/20/2027A	25,000	25,250
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., 8.000%, Due 9/20/2025A	30,000	31,350
U.S. Airways Pass Through Trust, 5.900%, Due 4/1/2026, 2012-1A	17,010	16,810
United Airlines, Inc., 4.625%, Due 4/15/2029A	18,000	16,582

		158,913

Auto Manufacturers - 0.36%
Ford Motor Credit Co. LLC, 2.900%, Due 2/10/2029	14,000	11,815
General Motors Financial Co., Inc., 4.300%, Due 4/6/2029	10,000	9,497

		21,312

Household Products/Wares - 0.22%
Newell Brands, Inc., 5.750%, Due 4/1/2046	15,000	12,846

Leisure Time - 0.26%
Carnival Corp., 10.500%, Due 2/1/2026A	15,000	15,750

Retail - 0.38%
Lithia Motors, Inc., 3.875%, Due 6/1/2029A	25,000	22,286

Total Consumer, Cyclical		231,107

Consumer, Non-Cyclical - 2.72%

Commercial Services - 0.35%
Claremont Mckenna College, 3.775%, Due 1/1/2122	10,000	7,451

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 28.14% (continued)

Consumer, Non-Cyclical - 2.72% (continued)

Commercial Services - 0.35% (continued)
Global Payments, Inc., 3.200%, Due 8/15/2029	$15,000	$13,366

		20,817

Food - 0.78%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC,
5.875%, Due 2/15/2028A	25,000	24,250
3.500%, Due 3/15/2029A	15,000	13,135
Conagra Brands, Inc., 1.375%, Due 11/1/2027	10,000	8,604

		45,989

Health Care - Services - 1.37%
AdventHealth Obligated Group, 2.795%, Due 11/15/2051, Series E	10,000	7,462
Centene Corp., 4.625%, Due 12/15/2029	10,000	9,858
Indiana University Health, Inc. Obligated Group, 2.852%, Due 11/1/2051, Series 2021	20,000	14,773
IQVIA, Inc., 5.000%, Due 5/15/2027A	15,000	15,024
Johns Hopkins Health System Corp., 3.837%, Due 5/15/2046	5,000	4,648
Stanford Health Care, 3.795%, Due 11/15/2048, Series 2018	15,000	13,651
Tenet Healthcare Corp., 4.625%, Due 7/15/2024	6,000	5,996
Trinity Health Corp., 4.125%, Due 12/1/2045	10,000	9,524

		80,936

Pharmaceuticals - 0.22%
Cigna Corp., 3.400%, Due 3/15/2051	10,000	8,195
CVS Health Corp., 4.780%, Due 3/25/2038	5,000	5,036

		13,231

Total Consumer, Non-Cyclical		160,973

Energy - 5.00%

Energy - Alternate Sources - 0.24%
TerraForm Power Operating LLC, 5.000%, Due 1/31/2028A	15,000	14,413

Oil & Gas - 2.69%
BP Capital Markets America, Inc.,
3.543%, Due 4/6/2027	10,000	10,026
2.939%, Due 6/4/2051	10,000	7,620
Continental Resources, Inc.,
3.800%, Due 6/1/2024	15,000	14,830
4.375%, Due 1/15/2028	30,000	28,890
Ovintiv Exploration, Inc., 5.375%, Due 1/1/2026	15,000	15,299
Parsley Energy LLC/Parsley Finance Corp.,
5.625%, Due 10/15/2027A	55,000	53,919
4.125%, Due 2/15/2028A	15,000	14,016
Viper Energy Partners LP, 5.375%, Due 11/1/2027A	15,000	14,639

		159,239

Pipelines - 2.07%
Boardwalk Pipelines LP, 5.950%, Due 6/1/2026	15,000	15,765
Cheniere Energy Partners LP, 4.500%, Due 10/1/2029	15,000	14,532
DCP Midstream Operating LP, 5.125%, Due 5/15/2029	25,000	24,479
Energy Transfer LP, 3.750%, Due 5/15/2030	15,000	13,951
MPLX LP, 4.250%, Due 12/1/2027	15,000	14,824
Rattler Midstream LP, 5.625%, Due 7/15/2025A	15,000	15,300
Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, Due 2/1/2031	25,000	23,498

		122,349

Total Energy		296,001

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 28.14% (continued)

Financial - 9.87%

Banks - 3.99%
Bank of America Corp., 3.419%, Due 12/20/2028, (3 mo. USD LIBOR + 1.040%)B	$45,000	$43,057
Citigroup, Inc., 2.666%, Due 1/29/2031, (Secured Overnight Financing Rate + 1.146%)B	20,000	17,669
Goldman Sachs Group, Inc.,
2.640%, Due 2/24/2028, (Secured Overnight Financing Rate + 1.114%)B	10,000	9,319
1.992%, Due 1/27/2032, (Secured Overnight Financing Rate + 1.090%)B	10,000	8,247
JPMorgan Chase & Co.,
1.045%, Due 11/19/2026, (Secured Overnight Financing Rate + 0.800%)B	10,000	9,018
1.953%, Due 2/4/2032, (Secured Overnight Financing Rate + 1.065%)B	15,000	12,483
Morgan Stanley,
1.512%, Due 7/20/2027, (Secured Overnight Financing Rate + 0.858%)B	10,000	9,030
2.484%, Due 9/16/2036, (Secured Overnight Financing Rate + 1.360%)B	5,000	4,052
Santander Holdings USA, Inc., 4.400%, Due 7/13/2027	10,000	9,779
State Street Corp., 4.421%, Due 5/13/2033, (Secured Overnight Financing Rate + 1.605%)B	25,000	25,647
Truist Bank, 2.636%, Due 9/17/2029, (5 yr. CMT + 1.150%)B	20,000	19,070
Truist Financial Corp., 4.950%, Due 9/1/2025, Series P, (5 yr. CMT + 4.605%)B C	25,000	25,263
U.S. Bancorp, 2.491%, Due 11/3/2036, (5 yr. CMT + 0.950%)B	10,000	8,440
Wells Fargo & Co.,
4.808%, Due 7/25/2028B	10,000	10,228
5.875%, Due 6/15/2025, Series U, (3 mo. USD LIBOR + 3.990%)B C	25,000	25,218

		236,520

Diversified Financial Services - 2.25%
Ally Financial, Inc.,
5.750%, Due 11/20/2025	25,000	25,316
4.700%, Due 5/15/2026, Series B, (5 yr. CMT + 3.868%)B C	15,000	12,640
Burford Capital Global Finance LLC, 6.875%, Due 4/15/2030A	10,000	8,884
Capital One Financial Corp.,
2.359%, Due 7/29/2032, (Secured Overnight Financing Rate + 1.337%)B	10,000	7,876
2.618%, Due 11/2/2032, (Secured Overnight Financing Rate + 1.265%)B	10,000	8,284
3.950%, Due 9/1/2026, Series M, (5 yr. CMT + 3.157%)B C	25,000	21,750
Navient Corp., 6.750%, Due 6/15/2026	15,000	14,287
Raymond James Financial, Inc., 3.750%, Due 4/1/2051	10,000	8,486
Rocket Mortgage LLC, 5.250%, Due 1/15/2028A	15,000	13,219
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc., 3.875%, Due 3/1/2031A	15,000	12,355

		133,097

Insurance - 1.00%
Americo Life, Inc., 3.450%, Due 4/15/2031A	10,000	8,365
Aon Corp./Aon Global Holdings PLC, 2.050%, Due 8/23/2031	10,000	8,357
HUB International Ltd., 7.000%, Due 5/1/2026A	15,000	14,812
NMI Holdings, Inc., 7.375%, Due 6/1/2025A	10,000	10,126
Old Republic International Corp., 3.875%, Due 8/26/2026	10,000	9,858
Teachers Insurance & Annuity Association of America, 3.300%, Due 5/15/2050A	10,000	7,954

		59,472

Real Estate - 0.07%
Essential Properties LP, 2.950%, Due 7/15/2031	5,000	4,009

REITS - 2.56%
Alexandria Real Estate Equities, Inc., 3.375%, Due 8/15/2031	15,000	13,725
American Homes 4 Rent LP, 2.375%, Due 7/15/2031	15,000	12,381
Essex Portfolio LP, 2.550%, Due 6/15/2031	15,000	12,949
Extra Space Storage LP, 2.350%, Due 3/15/2032	5,000	4,061
HAT Holdings I LLC/HAT Holdings II LLC, 3.750%, Due 9/15/2030A	15,000	11,485
Healthcare Realty Holdings LP,
3.625%, Due 1/15/2028	25,000	23,624
3.100%, Due 2/15/2030	10,000	8,843

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

CORPORATE OBLIGATIONS - 28.14% (continued)

Financial - 9.87% (continued)

REITS - 2.56% (continued)
Highwoods Realty LP, 3.875%, Due 3/1/2027	$14,000	$13,702
Mid-America Apartments LP, 1.700%, Due 2/15/2031	15,000	12,254
Realty Income Corp., 2.200%, Due 6/15/2028	15,000	13,538
VICI Properties LP/VICI Note Co., Inc., 5.750%, Due 2/1/2027A	25,000	24,894

		151,456

Total Financial		584,554

Industrial - 1.76%

Aerospace/Defense - 1.19%
Boeing Co., 2.196%, Due 2/4/2026	15,000	13,984
Howmet Aerospace, Inc., 6.750%, Due 1/15/2028	25,000	26,338
Raytheon Technologies Corp., 4.125%, Due 11/16/2028	5,000	5,073
Spirit AeroSystems, Inc., 5.500%, Due 1/15/2025A	25,000	24,987

		70,382

Building Materials - 0.29%
Carrier Global Corp., 2.722%, Due 2/15/2030	10,000	8,996
Eagle Materials, Inc., 2.500%, Due 7/1/2031	10,000	8,111

		17,107

Electronics - 0.28%
Agilent Technologies, Inc., 2.300%, Due 3/12/2031	10,000	8,564
Vontier Corp., 2.400%, Due 4/1/2028	10,000	8,360

		16,924

Total Industrial		104,413

Technology - 0.92%

Office/Business Equipment - 0.08%
CDW LLC/CDW Finance Corp., 3.276%, Due 12/1/2028	5,000	4,395

Semiconductors - 0.42%
Broadcom Corp./Broadcom Cayman Finance Ltd., 3.875%, Due 1/15/2027	15,000	14,844
KLA Corp., 4.650%, Due 7/15/2032	5,000	5,365
Qorvo, Inc., 4.375%, Due 10/15/2029	5,000	4,674

		24,883

Software - 0.42%
Oracle Corp.,
2.875%, Due 3/25/2031	20,000	17,264
3.950%, Due 3/25/2051	10,000	7,801

		25,065

Total Technology		54,343

Utilities - 1.55%

Electric - 1.55%
Duke Energy Indiana LLC, 2.750%, Due 4/1/2050	15,000	11,298
Entergy Corp., 1.900%, Due 6/15/2028	10,000	8,855
Eversource Energy, 4.600%, Due 7/1/2027	10,000	10,317
FirstEnergy Transmission LLC, 2.866%, Due 9/15/2028A	15,000	13,221
Mid-Atlantic Interstate Transmission LLC, 4.100%, Due 5/15/2028A	25,000	24,951
Southern Co., 4.000%, Due 1/15/2051, Series B, (5 yr. CMT + 3.733%)B	25,000	23,284

		91,926

Total Utilities		91,926

Total Corporate Obligations (Cost $1,833,113)		1,666,807

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

FOREIGN CORPORATE OBLIGATIONS - 1.81%

Communications - 0.44%

Telecommunications - 0.44%
Altice France SA, 5.500%, Due 1/15/2028A	$30,000	$26,375

Energy - 0.15%

Pipelines - 0.15%
TransCanada PipeLines Ltd., 2.500%, Due 10/12/2031	10,000	8,634

Financial - 0.96%

Banks - 0.96%
Bank of Montreal,
0.949%, Due 1/22/2027, (Secured Overnight Financing Rate + 0.603%)B	10,000	9,047
3.803%, Due 12/15/2032, (5 yr. USD Swap + 1.432%)B	10,000	9,386
Barclays PLC, 1.007%, Due 12/10/2024, (1 yr. CMT + 0.800%)B	10,000	9,519
Royal Bank of Canada,
4.650%, Due 1/27/2026	10,000	10,216
2.300%, Due 11/3/2031	10,000	8,612
Toronto-Dominion Bank, 4.456%, Due 6/8/2032	10,000	10,171

		56,951

Total Financial		56,951

Technology - 0.26%

Semiconductors - 0.26%
NXP BV/NXP Funding LLC/NXP USA, Inc., 5.000%, Due 1/15/2033	15,000	15,291

Total Foreign Corporate Obligations (Cost $116,251)		107,251

ASSET-BACKED OBLIGATIONS - 9.14%
Bayview Opportunity Master Fund IVa Trust, 3.500%, Due 6/28/2057, 2017 SPL5 AA D	22,044	21,803
CAL Funding IV Ltd., 2.220%, Due 9/25/2045, 2020 1A AA	12,663	11,533
Carvana Auto Receivables Trust, 1.580%, Due 6/12/2028, 2021 N3 D	15,000	14,000
Citicorp Residential Mortgage Trust, 5.042%, Due 3/25/2037, 2007 1 A5E	19,699	19,356
CLI Funding VIII LLC, 2.720%, Due 1/18/2047, 2022 1A AA	9,515	8,673
Conseco Finance Corp.,
6.280%, Due 9/1/2030, 1998 8 A1	5,644	5,672
1.960%, Due 1/17/2028, 2021 4A D	25,000	23,339
GSAMP Trust, 5.422%, Due 7/25/2033, 2003 SEA2 A1E	52,966	50,337
Hyundai Auto Receivables Trust, 1.660%, Due 6/15/2028, 2021 C C	15,000	13,851
Mid-State Capital Corp. Trust,
5.787%, Due 10/15/2040, 2006 1 AA	46,369	46,373
8.311%, Due 10/15/2040, 2006 1 BA	21,567	22,623
Mid-State Trust XI, 4.864%, Due 7/15/2038, 11 A1	41,818	41,216
Navient Private Education Loan Trust, 3.910%, Due 12/15/2045, 2016 AA A2AA	30,556	30,275
Navient Private Education Refi Loan Trust,
4.000%, Due 12/15/2059, 2018 DA A2AA	6,022	6,014
3.049%, Due 12/15/2059, 2019 D A2B, (1 mo. USD LIBOR + 1.050%)A B	14,439	14,076
Octane Receivables Trust, 1.210%, Due 9/20/2028, 2021 2A AA	24,097	23,288
Salomon Mortgage Loan Trust, 3.759%, Due 11/25/2033, 2001 CB4 1M1, (1 mo. USD LIBOR + 1.500%)B	29,484	29,774
Santander Drive Auto Receivables Trust,
0.750%, Due 2/17/2026, 2021 1 C	15,000	14,735
1.670%, Due 10/15/2027, 2021 4 D	20,000	18,753
Santander Retail Auto Lease Trust, 1.410%, Due 11/20/2025, 2021 B DA	35,000	32,752
ServiceMaster Funding LLC, 2.841%, Due 1/30/2051, 2020 1 A2IA	24,688	21,204
SMB Private Education Loan Trust,
2.820%, Due 10/15/2035, 2017 B A2AA	14,872	14,427
1.290%, Due 7/15/2053, 2020 B A1AA	13,577	12,489
Triton Container Finance VIII LLC, 2.110%, Due 9/20/2045, 2020 1A AA	12,662	11,408

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

ASSET-BACKED OBLIGATIONS - 9.14% (continued)
Vantage Data Centers LLC, 3.188%, Due 7/15/2044, 2019 1A A2A	$14,563	$14,118
Westlake Automobile Receivables Trust, 1.240%, Due 11/17/2025, 2020 3A CA	20,000	19,531

Total Asset-Backed Obligations (Cost $573,851)		541,620

COLLATERALIZED MORTGAGE OBLIGATIONS - 7.06%
Bear Stearns ARM Trust, 2.729%, Due 2/25/2035, 2004 12 2A1D	12,084	11,667
Bear Stearns Asset Backed Securities Trust, 5.250%, Due 10/25/2033, 2003 AC5 A5E	11,261	11,097
Brean Asset Backed Securities Trust, 1.750%, Due 10/25/2061, 2021 RM2 AA D	46,436	41,901
Chase Mortgage Finance Corp.,
3.750%, Due 12/25/2045, 2016 SH2 M2A D	17,761	16,708
3.750%, Due 12/25/2045, 2016 SH2 M3A D	36,096	33,638
CHL Mortgage Pass-Through Trust, 5.250%, Due 5/25/2034, 2004 4 A19	19,802	19,034
Finance of America Structured Securities Trust, 3.721%, Due 3/25/2050, 2021 1A Y	34,774	34,310
Greenpoint Mortgage Pass-Through Certificates, 2.709%, Due 10/25/2033, 2003 1 A1D	31,672	30,678
JP Morgan Mortgage Trust,
2.500%, Due 12/25/2051, 2021 INV2 A2A D	37,341	33,037
2.500%, Due 7/25/2052, 2022 1 A3A D	52,610	46,468
MASTR Alternative Loan Trust, 6.500%, Due 8/25/2034, 2004 7 3A1	26,960	26,883
New Residential Mortgage Loan Trust,
3.750%, Due 11/26/2035, 2016 2A A1A D	41,435	40,161
5.515%, Due 11/25/2054, 2014 3A B3A D	27,684	27,572
Prime Mortgage Trust, 6.000%, Due 2/25/2034, 2004 CL1 1A1	32,689	32,148
RFMSI Trust, 5.500%, Due 12/25/2034, 2004 S9 1A23	13,941	12,882

Total Collateralized Mortgage Obligations (Cost $448,003)		418,184

COMMERCIAL MORTGAGE-BACKED OBLIGATIONS - 7.68%
Bank,
3.265%, Due 9/15/2060, 2017 BNK7 ASB	49,247	48,663
1.844%, Due 3/15/2063, 2020 BN28 A4	25,000	21,479
BBCMS Mortgage Trust,
4.441%, Due 2/15/2050, 2017 C1 C	10,000	9,253
4.600%, Due 6/15/2055, 2022-C16 A5D	15,000	15,854
Benchmark Mortgage Trust,
1.850%, Due 9/15/2053, 2020 B19 A5	50,000	43,188
2.148%, Due 9/15/2053, 2020 B19 AS	30,000	24,949
2.254%, Due 12/17/2053, 2020 B21 AS	10,000	8,370
BX Commercial Mortgage Trust, 2.919%, Due 10/15/2036, 2019-XL A, (1 mo. USD LIBOR + 0.920%)A B	15,109	14,888
Cantor Commercial Real Estate Lending, 3.006%, Due 1/15/2053, 2019 CF3 A4	10,000	9,363
COMM Mortgage Trust,
4.300%, Due 10/10/2046, 2013 CR12 AM	10,000	9,904
3.902%, Due 7/10/2050, 2015 PC1 A5	25,000	24,902
2.950%, Due 8/15/2057, 2019 GC44 A5	20,000	18,757
DC Office Trust, 3.072%, Due 9/15/2045, 2019 MTC DA D	10,000	8,141
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, 1.238%, Due 1/25/2035, K-1516 A1	53,247	45,581
Federal National Mortgage Association,
3.610%, Due 2/25/2031, 2019-M4 A2	10,000	10,247
1.714%, Due 7/25/2031, 2021-M17 A2D	10,000	8,760
FRESB Mortgage Trust,
3.160%, Due 11/25/2027, 2018-SB45 A10FD	12,714	12,388
3.300%, Due 7/25/2038, 2018 SB55 A5HD	10,687	10,654
GS Mortgage Securities Trust, 3.173%, Due 2/13/2053, 2020 GC45 ASD	10,000	9,105
JPMBB Commercial Mortgage Securities Trust, 3.559%, Due 7/15/2048, 2015 C30 ASB	37,643	37,300
Med Trust, 3.800%, Due 11/15/2038, 2021-MDLN C, (1 mo. USD LIBOR + 1.800%)A B	15,000	14,359
Velocity Commercial Capital Loan Trust,
4.050%, Due 10/26/2048, 2018 2 AA D	22,373	21,932
4.120%, Due 3/25/2049, 2019 1 M3A D	28,969	26,815

Total Commercial Mortgage-Backed Obligations (Cost $493,619)		454,852

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

U.S. AGENCY MORTGAGE-BACKED OBLIGATIONS - 4.34%
Federal Home Loan Mortgage Corp., 3.000%, Due 5/1/2047	$59,579	$58,519
Federal National Mortgage Association,
4.500%, Due 7/1/2031	23,300	24,018
2.500%, Due 4/1/2037B	21,597	20,550
4.000%, Due 2/1/2043B	33,339	34,354
4.000%, Due 12/1/2043	15,429	15,826
4.000%, Due 3/1/2046B	29,486	30,378
2.500%, Due 12/1/2046B	34,884	32,814
Government National Mortgage Association, 3.500%, Due 4/20/2046	39,954	40,371

Total U.S. Agency Mortgage-Backed Obligations (Cost $264,774)		256,830

U.S. TREASURY OBLIGATIONS - 30.85%
U.S. Treasury Bonds,
1.750%, Due 8/15/2041	132,000	104,058
3.250%, Due 5/15/2042	71,000	71,710
1.375%, Due 8/15/2050	114,000	77,988
1.625%, Due 11/15/2050	36,000	26,293
2.250%, Due 2/15/2052	361,000	308,317
U.S. Treasury Inflation-Indexed Notes, 0.875%, Due 1/15/2029F	17,358	18,233
U.S. Treasury Notes,
0.625%, Due 10/15/2024	190,000	180,893
1.500%, Due 2/15/2025	36,000	34,791
0.750%, Due 8/31/2026	312,000	288,003
1.500%, Due 1/31/2027	264,000	250,367
3.250%, Due 6/30/2027	15,000	15,375
1.250%, Due 5/31/2028	1,000	920
1.000%, Due 7/31/2028	162,000	146,540
0.625%, Due 8/15/2030	57,000	48,739
1.875%, Due 2/15/2032	2,000	1,871
2.875%, Due 5/15/2032	248,000	252,921

Total U.S. Treasury Obligations (Cost $1,852,507)		1,827,019

MUNICIPAL OBLIGATIONS - 5.32%
Alabama Federal Aid Highway Finance Authority, Revenue Bonds, 2.650%, Due 9/1/2037, Series B	25,000	21,211
California General Obligation Bonds, 7.500%, Due 4/1/2034	5,000	6,567
California Health Facilities Financing Authority Revenue Bonds, 4.190%, Due 6/1/2037	10,000	9,893
Central Puget Sound Regional Transit Authority, Revenue Bonds, 5.491%, Due 11/1/2039	5,000	5,754
Gainesville, Florida Revenue Bonds, 3.047%, Due 10/1/2040	15,000	11,792
Golden State Tobacco Securitization Corp., California Revenue Bonds,
2.746%, Due 6/1/2034, Series B	10,000	8,810
3.293%, Due 6/1/2042, Series B	5,000	4,158
Indianapolis Local Public Improvement Bond Bank, Indiana Revenue Bonds, 5.966%, Due 1/15/2030, Series B2	25,000	27,364
King County, Washington Sewer Revenue Bonds, 2.841%, Due 7/1/2047, Series A	10,000	7,403
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds, 4.145%, Due 2/1/2033, Series A	30,000	30,336
Massachusetts School Building Authority Revenue Bonds, 3.395%, Due 10/15/2040, Series B	20,000	17,347
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.508%, Due 8/1/2037	5,000	5,626
Ohio Water Development Authority Water Pollution Control Loan Fund Revenue Bonds, 4.879%, Due 12/1/2034, Series B2	35,000	37,212
Oregon State University Revenue Bonds, 3.424%, Due 3/1/2060	25,000	20,780
Palm Springs Financing Authority, California Revenue Bonds, 2.869%, Due 11/1/2034, Series B	15,000	12,558
Riverside County, California Revenue Bonds, 3.818%, Due 2/15/2038	10,000	9,650
San Jose Financing Authority, California Revenue Bonds, 2.812%, Due 6/1/2037, Series A	25,000	20,249
State Board of Administration Finance Corp., Revenue Bonds, 2.154%, Due 7/1/2030, Series A	20,000	17,710
Sumter Landing Community Development District Revenue Bonds, 4.172%, Due 10/1/2047	10,000	9,113
Texas Transportation Commission Revenue Bonds, 2.562%, Due 4/1/2042	10,000	8,026

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Schedule of Investments

July 31, 2022 (Unaudited)

	Principal Amount	Fair Value

MUNICIPAL OBLIGATIONS - 5.32% (continued)
Tucson, Arizona Certificate of Participation, 2.856%, Due 7/1/2047, Series A	$15,000	$11,743
West Hartford, Connecticut General Obligations Bonds, 2.764%, Due 7/1/2041, Series B	15,000	11,995

Total Municipal Obligations (Cost $353,922)		315,297

TOTAL INVESTMENTS - 94.34% (Cost $5,936,040)		5,587,860
OTHER ASSETS, NET OF LIABILITIES - 5.66%		335,043

TOTAL NET ASSETS - 100.00%		$5,922,903

Percentages are stated as a percent of net assets.

A Security exempt from registration under the Securities Act of 1933. These securities may be resold to qualified institutional buyers pursuant to Rule 144A. At the period end, the value of these securities amounted to $1,210,520 or 20.44% of net assets. The Fund has no right to demand registration of these securities.

B Variable, floating, or adjustable rate securities with an interest rate that changes periodically. Rates are periodically reset with rates that are based on a predetermined benchmark such as a widely followed interest rate such as T-bills, SOFR, LIBOR or PRIME plus a fixed spread. The interest rate disclosed reflects the rate in effect on July 31, 2022.

C Perpetual maturity. The date shown, if any, is the next call date.

D Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

E Step Up/Down - A zero coupon bond that converts to a fixed rate or variable interest rate at a designated future date. The rate disclosed represents the coupon rate at July 31, 2022. The maturity date disclosed represents the final maturity date.

F Inflation-Indexed Note.

CMT - Constant Maturity Treasury.

LIBOR - London Interbank Offered Rate.

LLC - Limited Liability Company.

LP - Limited Partnership.

PLC - Public Limited Company.

PRIME - A rate, charged by banks, based on the U.S. Federal Funds rate.

SOFR - Secured Overnight Financing Rate.

The Fund’s investments are summarized by level based on the inputs used to determine their values. As of July 31, 2022, the investments were classified as described below:

NIS Core Plus Bond Fund	Level 1	Level 2	Level 3	Total
Assets
Corporate Obligations	$-	$1,666,807	$-	$1,666,807
Foreign Corporate Obligations	-	107,251	-	107,251
Asset-Backed Obligations	-	541,620	-	541,620
Collateralized Mortgage Obligations	-	418,184	-	418,184
Commercial Mortgage-Backed Obligations	-	454,852	-	454,852
U.S. Agency Mortgage-Backed Obligations	-	256,830	-	256,830
U.S. Treasury Obligations	-	1,827,019	-	1,827,019
Municipal Obligations	-	315,297	-	315,297

Total Investments in Securities - Assets	$-	$5,587,860	$-	$5,587,860

U.S. GAAP requires transfers between all levels to/from level 3 be disclosed. During the period ended July 31, 2022, there were no transfers into or out of Level 3.

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2022 (Unaudited)

	Frontier Markets Income Fund	NIS Core Plus Bond Fund
Assets:
Investments in unaffiliated securities, at fair value†	$332,900,947	$5,587,860
Investments in affiliated securities, at fair value‡	35,400,564	-
Foreign currency, at fair value^	6,225,920	-
Cash	-	364,745
Cash collateral held at custodian for the benefit of the broker	2,830,000	-
Dividends and interest receivable	9,422,356	39,248
Receivable for investments sold	500,993	38,272
Receivable for fund shares sold	676,195	1,294
Receivable for expense reimbursement (Note 2)	-	16,044
Unrealized appreciation from forward foreign currency contracts	484,452	-
Prepaid expenses	67,819	17,014

Total assets	388,509,246	6,064,477

Liabilities:
Payable for investments purchased	480,023	47,400
Payable for fund shares redeemed	198,870	-
Cash collateral held at broker for the benefit of the custodian	2,410,000	-
Cash due to custodian	115,174	-
Dividends payable	-	11,229
Management and sub-advisory fees payable (Note 2)	300,298	2,714
Service fees payable (Note 2)	18,823	93
Transfer agent fees payable (Note 2)	29,444	1,256
Custody and fund accounting fees payable	183,233	10,814
Professional fees payable	62,181	57,492
Trustee fees payable (Note 2)	1,184	3
Payable for prospectus and shareholder reports	10,771	4,136
Unrealized depreciation from forward foreign currency contracts	51,562	-
Other liabilities	45,016	6,437

Total liabilities	3,906,579	141,574

Net assets	$384,602,667	$5,922,903

Analysis of net assets:
Paid-in-capital	$532,409,001	$6,593,718
Total distributable earnings (deficits)A	(147,806,334)	(670,815)

Net assets	$384,602,667	$5,922,903

See accompanying notes

American Beacon FundsSM

Statements of Assets and Liabilities

July 31, 2022 (Unaudited)

	Frontier Markets Income Fund	NIS Core Plus Bond Fund
Shares outstanding at no par value (unlimited shares authorized):
R5 Class	6,380,585		N/A

Y Class	44,362,167		10,000

Investor Class	5,671,675		N/A

A Class	358,979		10,000

C Class	1,136,400		10,000

R6 Class	N/A		635,093

Net assets:
R5 Class	$42,386,504		N/A

Y Class	$294,706,370		$89,046

Investor Class	$37,621,549		N/A

A Class	$2,383,275		$89,047

C Class	$7,504,969		$89,048

R6 Class	N/A		$5,655,762

Net asset value, offering and redemption price per share:
R5 Class	$6.64	$	N/A

Y Class	$6.64		$8.90

Investor Class	$6.63		N/A

A Class	$6.64		$8.90

A Class (offering price)	$6.97		$9.25

C Class	$6.60		$8.90

R6 Class	N/A		$8.91

† Cost of investments in unaffiliated securities	$426,947,588		$5,936,040
‡ Cost of investments in affiliated securities	$35,400,564		$-
^ Cost of foreign currency	$6,630,640		$-

A The Funds’ investments in affiliated securities did not have unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Operations

For the period ended July 31, 2022 (Unaudited)

	Frontier Markets Income Fund	NIS Core Plus Bond Fund
Investment income:
Dividend income from affiliated securities (Note 2)	$63,110	$-
Interest income (net of foreign taxes)†	21,238,323	86,546
Other income	350	-

Total investment income	21,301,783	86,546

Expenses:
Management and sub-advisory fees (Note 2)	1,854,613	15,711
Transfer agent fees:
R5 Class (Note 2)	10,404	-
Y Class (Note 2)	168,093	-
Investor Class	1,632	-
A Class	248	-
C Class	284	-
R6 Class	-	31
Custody and fund accounting fees	251,562	15,596
Professional fees	151,658	37,499
Registration fees and expenses	64,434	29,811
Service fees (Note 2):
Investor Class	81,146	-
A Class	1,126	-
C Class	4,328	-
Distribution fees (Note 2):
A Class	4,616	112
C Class	43,230	449
Prospectus and shareholder report expenses	24,810	3,906
Trustee fees (Note 2)	17,828	207
Loan expense (Note 9)	3,504	10
Other expenses	14,158	5,197

Total expenses	2,697,674	108,529

Net fees waived and expenses (reimbursed) / recouped (Note 2)	-	(95,551	)A

Net expenses	2,697,674	12,978

Net investment income	18,604,109	73,568

Realized and unrealized gain (loss) from investments:
Net realized gain (loss) from:
Investments in unaffiliated securitiesB	(22,398,989)	(262,009)
Foreign currency transactions	(1,211,403)	-
Forward foreign currency contracts	3,435,592	-
Change in net unrealized appreciation (depreciation) of:
Investments in unaffiliated securitiesC	(71,957,430)	(214,087)
Foreign currency transactions	(333,035)	-
Forward foreign currency contracts	140,011	-

Net (loss) from investments	(92,325,254)	(476,096)

Net (decrease) in net assets resulting from operations	$(73,721,145)	$(402,528)

† Foreign taxes	$458,948	$-

A The Manager voluntarily reimbursed service fees in the amount of $200 for NIS Core Plus Bond Fund.
B The Funds did not recognize net realized gains (losses) from the sale of investments in affiliated securities.
C The Funds’ investments in affiliated securities did not have a change in unrealized appreciation (depreciation) at period end.

See accompanying notes

American Beacon FundsSM

Statements of Changes in Net Assets

	Frontier Markets Income Fund		NIS Core Plus Bond Fund
	Six Months Ended July 31, 2022	Year Ended January 31, 2022	Six Months Ended July 31, 2022	Year Ended January 31, 2022
	(unaudited)		(unaudited)
Increase (decrease) in net assets:
Operations:
Net investment income	$18,604,109	$36,498,110	$73,568	$108,243
Net realized (loss) from investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(20,174,800)	(6,706,913)	(262,009)	(27,733)
Change in net unrealized (depreciation) of investments in unaffiliated securities, foreign currency transactions, and forward foreign currency contracts	(72,150,454)	(6,449,062)	(214,087)	(163,313)

Net increase (decrease) in net assets resulting from operations	(73,721,145)	23,342,135	(402,528)	(82,803)

Distributions to shareholders:
Total retained earnings:
R5 Class	(2,027,936)	(4,110,907)	-	-
Y Class	(14,365,986)	(26,861,271)	(1,234)	(2,089)
Investor Class	(1,866,212)	(3,827,819)	-	-
A Class	(158,209)	(393,683)	(1,122)	(1,841)
C Class	(326,211)	(688,977)	(785)	(1,097)
R6 Class	-	-	(77,796)	(120,517)

Net distributions to shareholders	(18,744,554)	(35,882,657)	(80,937)	(125,544)

Capital share transactions (Note 10):
Proceeds from sales of shares	105,457,334	216,185,461	692,418	507,279
Reinvestment of dividends and distributions	17,791,623	33,905,524	17,705	17,676
Cost of shares redeemed	(159,010,626)	(167,227,928)	(240,839)	(368)
Redemption fees	155,355	126,505	-	-

Net increase (decrease) in net assets from capital share transactions	(35,606,314)	82,989,562	469,284	524,587

Net increase (decrease) in net assets	(128,072,013)	70,449,040	(14,181)	316,240

Net assets:
Beginning of period	512,674,680	442,225,640	5,937,084	5,620,844

End of period	$384,602,667	$512,674,680	$5,922,903	$5,937,084

See accompanying notes

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

1.  Organization and Significant Accounting Policies

American Beacon Funds (the “Trust”) is organized as a Massachusetts business trust. The Funds, each a series within the Trust, are registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified, open-end management investment companies. As of July 31, 2022, the Trust consists of twenty-seven active series, two of which are presented in this filing: American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund (collectively, the “Funds” and each individually a “Fund”). The remaining twenty-five active series are reported in separate filings.

American Beacon Advisors, Inc. (the “Manager”) is a Delaware corporation and a wholly-owned subsidiary of Resolute Investment Managers, Inc. (“RIM”) organized in 1986 to provide business management, advisory, administrative, and asset management consulting services to the Trust and other investors. The Manager is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). RIM is, in turn, a wholly-owned subsidiary of Resolute Acquisition, Inc., which is a wholly-owned subsidiary of Resolute Topco, Inc., a wholly-owned subsidiary of Resolute Investment Holdings, LLC (“RIH”). RIH is owned primarily by Kelso Investment Associates VIII, L.P., KEP VI, LLC and Estancia Capital Partners L.P., investment funds affiliated with Kelso & Company, L.P. (“Kelso”) or Estancia Capital Management, LLC (“Estancia”), which are private equity firms.

Recently Adopted Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by the transitioning away from the London Interbank Offered Rate (“LIBOR”) and other reference rates that are expected to be discontinued. The amendments in this ASU are effective for all entities as of March 12, 2020 through December 31, 2022. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 will impose limits on the amount of derivatives a fund could enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. While the new rule became effective February 19, 2021, funds will not be required to fully comply with the new rule until August 19, 2022. It is not currently clear what impact, if any, the new rule will have on the availability, liquidity or performance of derivatives. When fully implemented, the new rule may require changes in how a fund will use derivatives, may adversely affect a fund’s performance and may increase costs related to a fund’s use of derivatives.

On December 3, 2020, the SEC adopted new rule 2a-5 (Valuation Rule) under the Investment Company Act of 1940, establishing an updated regulatory framework for fund valuation. The Valuation Rule, in part, provides a framework for good faith fair value determination and permits a Board to designate fair value determinations to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Valuation Rule became effective on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Valuation Rule and its effect on the Funds.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

Class Disclosure

Each Fund has multiple classes of shares designed to meet the needs of different groups of investors; however, not all of the Funds offer all classes. The following table sets forth the differences amongst the classes:

Class	Eligible Investors	Minimum Initial Investments
R5 Class	Large institutional investors - sold directly or through intermediary channels.	$250,000

Y Class	Large institutional retirement plan investors - sold directly or through intermediary channels.	$100,000

Investor Class	All investors using intermediary organizations such as broker-dealers or retirement plan sponsors - sold directly through intermediary channels.	$2,500

A Class	All investors who invest through intermediary organizations, such as broker-dealers or third party administrator. Retail investors who invest directly through a financial intermediary such as a broker, bank, or registered investment advisor which may include a front-end sales charge and a contingent deferred sales charge (“CDSC”).	$2,500

C Class	Retail investors who invest directly through a financial intermediary such as a broker or through employee directed benefit plans with applicable sales charges which may include CDSC.	$1,000

R6 Class	Large institutional retirement plan investors - sold through retirement plan sponsors.	None

Each class offered by the Trust has equal rights as to assets and voting privileges. Income and non-class specific expenses are allocated daily to each class based on the relative net assets. Realized and unrealized capital gains and losses of each class are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include service, distribution, transfer agent fees, and sub-transfer agent fees that vary amongst the classes as described more fully in Note 2.

Significant Accounting Policies

The following is a summary of significant accounting policies, consistently followed by the Funds in preparation of the financial statements. The Funds are considered investment companies and accordingly, follow the investment company accounting and reporting guidance of the FASB Accounting Standards Codification Topic 946, Financial Services – Investment Companies, a part of Generally Accepted Accounting Principles (“U.S. GAAP”).

Security Transactions and Investment Income

Security transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date.

Dividend income, net of foreign taxes, is recorded on the ex-dividend date, except certain dividends from foreign securities which are recorded as soon as the information is available to the Funds. Interest income, net of foreign taxes, is earned from settlement date, recorded on the accrual basis, and adjusted, if necessary, for accretion of discounts and amortization of premiums. Realized gains (losses) from securities sold are determined based on specific lot identification.

Currency Translation

All assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the mean of the bid and ask prices of such currencies against U.S. dollars as last quoted by a recognized dealer. Income, expenses, and purchases and sales of investments are translated into U.S. dollars at the rate of the exchange prevailing on the respective dates of such transactions. The effect of changes in foreign currency

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and is reported with all other foreign currency gains and losses on the Funds’ Statements of Operations.

Distributions to Shareholders

The Funds distribute most or all of their net earnings and realized gains, if any, each taxable year in the form of dividends from net investment income on a monthly basis and distributions of realized net capital gains and net gains or losses from foreign currency transactions on an annual basis. The Funds do not have a fixed dividend rate and do not guarantee that they will pay any distributions in any particular period. Dividends to shareholders are determined in accordance with federal income tax regulations, which may differ in amount and character from net investment income and realized gains recognized for purposes of U.S. GAAP. To the extent necessary to fully distribute capital gains, the Funds may designate earnings and profits distributed to shareholders on the redemption of shares.

Allocation of Income, Trust Expenses, Gains, and Losses

Investment income, realized and unrealized gains and losses from investments of the Funds are allocated daily to each class of shares based upon the relative proportion of net assets of each class to the total net assets of the Funds. Expenses directly charged or attributable to a Fund will be paid from the assets of a Fund. Generally, expenses of the Trust will be allocated among and charged to the assets of the Funds on a basis that the Trust’s Board of Trustees (the “Board”) deems fair and equitable, which may be based on the relative net assets of the Funds or nature of the services performed and relative applicability to the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimated.

Redemption Fees

All Classes of the Frontier Markets Income Fund impose a 2% redemption fee on shares held for less than 90 days. The fee is deducted from the redemption proceeds and is intended to offset the trading costs, market impact, and other costs associated with short-term trading activity in the Fund. The “first-in, first-out” method is used to determine the holding period. The fee is allocated to all classes of this Fund pro-rata based on the net assets.

Other

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In the normal course of business, the Trust enters into contracts that provide indemnification to the other party or parties against potential costs or liabilities. The Trust’s maximum exposure under these arrangements is dependent on claims that may be made in the future and, therefore, cannot be estimated. The Trust has had no prior claims or losses pursuant to any such agreement.

2.  Transactions with Affiliates

Management and Investment Sub-Advisory Agreements

The Funds and the Manager are parties to a Management Agreement that obligates the Manager to provide the Funds with investment advisory and administrative services. As compensation for performing the duties

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

under the Management Agreement, the Manager will receive an annualized management fee based on a percentage of each Fund’s average daily net assets that is calculated and accrued daily according to the following schedule:

First $5 billion	0.35%
Next $5 billion	0.325%
Next $10 billion	0.30%
Over $20 billion	0.275%

The Trust, on behalf of the Funds, and the Manager have entered into Investment Advisory Agreements with Aberdeen Asset Managers Limited and Global Evolution USA, LLC for the American Beacon Frontier Markets Income Fund and with National Investment Services of America, LLC for the American Beacon NIS Core Plus Bond Fund. Pursuant to the Investment Advisory Agreements, the Funds have agreed to pay an annualized sub-advisory fee that is calculated and accrued daily based on each Fund’s average daily net assets according to the following schedules:

Aberdeen Asset Managers Limited

All Assets	0.50%

Global Evolution USA, LLC

All Assets	0.50%

National Investment Services of America, LLC

First $1.5 billion	0.20%
Over $1.5 billion	0.18%

The Management and Sub-Advisory Fees paid by the Funds for the period ended July 31, 2022 were as follows:

Frontier Markets Income Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$763,664
Sub-Advisor Fees	0.50%	1,090,949

Total	0.85%	$1,854,613

NIS Core Plus Bond Fund

	Effective Fee Rate	Amount of Fees Paid
Management Fees	0.35%	$9,998
Sub-Advisor Fees	0.20%	5,713

Total	0.55%	$15,711

Distribution Plans

Separate Distribution Plans (the “Distribution Plans”) have been adopted pursuant to Rule 12b-1 under the Act for the A and C Classes of the Funds. Under the Distribution Plans, as compensation for distribution and shareholder servicing assistance, the Manager receives an annual fee of 0.25% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the C Class. The fee will be payable without regard to whether the amount of the fee is more or less than the actual expenses incurred in a particular month by the Manager for distribution assistance.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

Service Plans

The Manager and the Trust entered into Service Plans that obligate the Manager to oversee additional shareholder servicing of the Investor, A and C Classes of the Funds. As compensation for performing the duties required under the Service Plans, the Manager receives an annualized fee up to 0.25% of the average daily net assets of the A and C Classes and up to 0.375% of the average daily net assets of the Investor Class of the Funds.

Sub-Transfer Agent Fees

The Manager has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the R5 and Y Classes of the Funds and has agreed to compensate the intermediaries for providing these services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. Certain services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly by the Funds’ transfer agent. Accordingly, the Funds, pursuant to Board approval, have agreed to reimburse the Manager for certain non-distribution shareholder services provided by financial intermediaries for the R5 and Y Classes. The reimbursement amounts (sub-transfer agent fees) paid to the Manager are subject to a fee limit of up to 0.10% of an intermediary’s average net assets in the R5 and Y Classes on an annual basis. During the period ended July 31, 2022, the sub-transfer agent fees, as reflected in “Transfer agent fees” on the Statements of Operations, were as follows:

Fund	Sub-Transfer Agent Fees
Frontier Markets Income	$163,655
NIS Core Plus Bond	–

As of July 31, 2022, the Funds owed the Manager the following reimbursement of sub-transfer agent fees, as reflected in “Transfer agent fees payable” on the Statements of Assets and Liabilities:

Fund	Reimbursement Sub-Transfer Agent Fees
Frontier Markets Income	$24,726
NIS Core Plus Bond	–

Investments in Affiliated Funds

The Funds may invest in the American Beacon U.S. Government Money Market Select Fund (the “USG Select Fund”). Cash collateral received by the Funds in connection with securities lending may also be invested in the USG Select Fund. The Funds listed below held the following shares with a July 31, 2022 fair value and dividend income earned from the investment in the USG Select Fund.

Affiliated Security	Type of Transaction	Fund	July 31, 2022 Shares/Principal	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Dividend Income	July 31, 2022 Fair Value
U.S. Government Money Market Select	Direct	Frontier Markets Income	$35,400,564	$-	$-	$63,110	$35,400,564

The Funds and the USG Select Fund have the same investment advisor and therefore, are considered to be affiliated. The Manager serves as investment advisor to the USG Select Fund and receives management fees and administrative fees totaling 0.10% of the average daily net assets of the USG Select Fund. During the period ended July 31, 2022, the Manager earned fees on the Funds’ direct investments in the USG Select Fund as shown below:

Fund	Direct Investments in USG Select Fund
Frontier Markets Income	$12,451

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

Interfund Credit Facility

Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies having management contracts with the Manager, may participate in a credit facility whereby each fund, under certain conditions, is permitted to lend money directly to and borrow directly from other participating funds for temporary purposes. The interfund credit facility is advantageous to the funds because it provides added liquidity and eliminates the need to maintain higher cash balances to meet redemptions. This situation could arise when shareholder redemptions exceed anticipated volumes and certain funds have insufficient cash on hand to satisfy such redemptions or when sales of securities do not settle as expected, resulting in a cash shortfall for a fund. When a fund liquidates portfolio securities to meet redemption requests, they often do not receive payment in settlement for up to two days (or longer for certain foreign transactions). Redemption requests normally are satisfied on the next business day. The credit facility provides a source of immediate, short-term liquidity pending settlement of the sale of portfolio securities. The credit facility is administered by a credit facility team consisting of professionals from the Manager’s asset management, compliance, and accounting areas who report the activities of the credit facility to the Board. During the period ended July 31 2022, the Frontier Markets Income Fund borrowed on average $15,539,388 for 5 days at an average interest rate of 0.88% with interest charges of $1,873. These amounts are recorded as “Other expenses” in the Statements of Operations. During the period ended July 31, 2022, the NIS Core Plus Bond Fund did not utilize the credit facility.

Expense Reimbursement Plan

The Manager contractually agreed to reduce fees and/or reimburse expenses for the classes of the Funds, through May 31, 2023, to the extent that total operating expenses (excluding taxes, interest, brokerage commissions, acquired fund fees and expenses, securities lending fees, expenses associated with securities sold short, litigation, and other extraordinary expenses) exceed the Funds’ expense cap. During the period ended July 31, 2022, the Manager waived and/or reimbursed expenses as follows:

		Expense Cap
Fund	Class	2/1/2022 – 5/31/2022	6/1/2022 – 7/31/2022	Reimbursed Expenses	(Recouped) Expenses	Expiration of Reimbursed Expenses
NIS Core Plus Bond	Y	0.53%	0.53%	$1,425	$–	2025-2026
NIS Core Plus Bond	A	0.78%	0.78%	1,375	–	2025-2026
NIS Core Plus Bond	C	1.53%	1.53%	1,376	–	2025-2026
NIS Core Plus Bond	R6	0.43%	0.43%	91,175	–	2025-2026

Of the above amounts, $16,044 was disclosed as a Receivable for expense reimbursement on the Statements of Assets and Liabilities at July 31, 2022 for the NIS Core Plus Bond Fund.

The Funds have adopted an Expense Reimbursement Plan whereby the Manager may seek repayment of such fee or voluntary reductions and expense reimbursements. Under the policy, the Manager can be reimbursed by the Funds for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years from the date of the Manager’s waiver/reimbursement and (b) does not cause the Funds’ annual operating expenses to exceed the lesser of the contractual percentage limit in effect at the time of the waiver/reimbursement or time of recoupment. The reimbursed expenses listed above will expire in 2025 and 2026. The Funds did not record a liability for potential reimbursements due to the current assessment that reimbursements are uncertain. The carryover of excess expenses potentially reimbursable to the Manager, but not recorded as a liability are as follows:

Fund	Recouped Expenses	Excess Expense Carryover	Expired Expense Carryover	Expiration of Reimbursed Expenses
NIS Core Plus Bond	$-	$211,375	$-	$2023-2024
NIS Core Plus Bond	-	271,174	-	2024-2025

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

Sales Commissions

The Funds’ Distributor, Resolute Investment Distributors, Inc. (“RID” or “Distributor”), may receive a portion of A Class sales charges from broker dealers which may be used to offset distribution related expenses. During the period ended July 31, 2022, RID collected $642 for Frontier Markets Income Fund from the sale of A Class Shares. There were no sales charges collected for A Class Shares of NIS Core Plus Bond Fund.

A CDSC of 0.50% will be deducted with respect to A Class Shares on certain purchases of $1,000,000 or more that are redeemed in whole or part within 18 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 0.50% of the lesser of the original purchase price or the value of the redemption of the A Class Shares redeemed. During the period ended July 31, 2022, there were no CDSC fees collected for the A Class Shares of the Funds.

A CDSC of 1.00% will be deducted with respect to C Class Shares redeemed within 12 months of purchase, unless waived as discussed in the Funds’ Prospectus. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the C Class Shares redeemed. During the period ended July 31, 2022, CDSC fees of $74 were collected for the C Class Shares of Frontier Markets Income Fund. There were no CDSC fees collected for the Class C Shares of NIS Core Plus Bond Fund.

Concentration of Ownership

From time to time, the Funds may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of accounts that represent a significant ownership of more than 5% of the Funds’ outstanding shares could have a material impact on the Funds. As of July 31, 2022, one shareholder has been identified as representing an affiliated significant ownership of approximately 69% for the NIS Core Plus Bond Fund.

Trustee Fees and Expenses

As compensation for their service to the American Beacon Funds Complex, including the Trust (collectively, the “Trusts”), each Trustee is compensated from the Trusts as follows: (1) an annual retainer of $130,000; (2) meeting attendance fee (for attendance in-person or via teleconference) of (a) $12,000 for in person attendance, or $5,000 for telephonic attendance, by Board members for each regularly scheduled or special Board meeting, (b) $2,500 for attendance by Committee members at meetings of the Audit and Compliance Committee and the Investment Committee, (c) $1,000 for attendance by Committee members at meetings of the Nominating and Governance Committee; and (d) $2,500 for attendance by Board members for each special telephonic Board meeting; and (3) reimbursement of reasonable expenses incurred in attending Board meetings, Committee meetings, and relevant educational seminars. For this purpose, the Board considers attendance at regular meetings held by video conference to constitute in-person attendance at a Board meeting. The Trustees also may be compensated for attendance at special Board and/or Committee meetings from time to time. For her service as Board Chair, Ms. Cline receives an additional annual retainer of $50,000. Although she attends several committee meetings at each quarterly Board meeting, she receives only a single $2,500 fee each quarter for her attendance at those meetings. The chairpersons of the Audit and Compliance Committee and the Investment Committee each receive an additional annual retainer of $25,000 and the Chair of the Nominating and Governance Committee receives an additional annual retainer of $10,000.

3.  Security Valuation and Fair Value Measurements

The price of each Fund’s shares is based on its net asset value (“NAV”) per share. Each Fund’s NAV is computed by adding total assets, subtracting all the Fund’s liabilities, and dividing the result by the total number of shares outstanding.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

The NAV of each class of a Fund’s shares is determined based on a pro rata allocation of a Fund’s investment income, expenses and total capital gains and losses. A Fund’s NAV per share is determined each business day as of the regular close of trading on the New York Stock Exchange (“NYSE” or “Exchange”), which is typically 4:00 p.m. Eastern Time (“ET”). However, if trading on the NYSE closes at a time other than 4:00 p.m. ET, a Fund’s NAV per share typically would still be determined as of the regular close of trading on the NYSE. The Funds do not price their shares on days that the NYSE is closed. Foreign exchanges may permit trading in foreign securities on days when a Fund is not open for business, which may result in the value of a Fund’s portfolio investments being affected at a time when you are unable to buy or sell shares.

Equity securities, including shares of closed-end funds and exchange-traded funds (“ETFs”), are valued at the last sale price or official closing price taken from the primary exchange in which each security trades. Investments in other mutual funds are valued at the closing NAV per share on the day of valuation. Debt securities are valued at bid quotes from broker/dealers or evaluated bid prices from pricing services, who may consider a number of inputs and factors, such as prices of comparable securities, yield curves, spreads, credit ratings, coupon rates, maturity, default rates, and underlying collateral. Futures are valued based on their daily settlement prices. Exchange-traded and over-the-counter (“OTC”) options are valued at the last sale price. Options with no last sale for the day are priced at mid quote. Swaps are valued at evaluated mid prices from pricing services.

The valuation of securities traded on foreign markets and certain fixed-income securities will generally be based on prices determined as of the earlier closing time of the markets on which they primarily trade unless a significant event has occurred. When a Fund holds securities or other assets that are denominated in a foreign currency, a Fund will normally use the currency exchange rates as of 4:00 p.m. ET.

Securities may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Board, under certain limited circumstances. For example, fair value pricing will be used when market quotations are not readily available or reliable, as determined by the Manager, such as when (i) trading for a security is restricted or stopped; (ii) a security’s trading market is closed (other than customary closings); or (iii) a security has been de-listed from a national exchange. A security with limited market liquidity may require fair value pricing if the Manager determines that the available price does not reflect the security’s true market value. In addition, if a significant event that the Manager determines to affect the value of one or more securities held by a Fund occurs after the close of a related exchange but before the determination of a Fund’s NAV, fair value pricing may be used on the affected security or securities. Securities of small-capitalization companies are also more likely to require a fair value determination using these procedures because they are more thinly traded and less liquid than the securities of larger-capitalization companies. The Funds may fair value securities as a result of significant events occurring after the close of the foreign markets in which a Fund invests as described below. In addition, the Funds may invest in illiquid securities requiring these procedures.

A Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before a Fund’s pricing time of 4:00 p.m. ET. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. If the Manager determines that the last quoted prices of non-U.S. securities will, in its judgment, materially affect the value of some or all its portfolio securities, the Manager can adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the Exchange. In deciding whether it is necessary to adjust closing prices to reflect fair value, the Manager reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. These securities are fair valued using a pricing service, using methods approved by the Board, that considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant American Depositary Receipts (“ADRs”) and futures contracts. The Valuation Committee, established by the Board, may also fair value securities in other situations, such as when a particular foreign market is closed but a Fund is open. A Fund uses outside pricing services to provide closing prices and information to evaluate and/or

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

adjust those prices. As a means of evaluating its security valuation process, the Valuation Committee routinely compares closing prices, the next day’s opening prices in the same markets and adjusted prices.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Manager compares the new market quotation to the fair value price to evaluate the effectiveness of a Fund’s fair valuation procedures. If any significant discrepancies are found, the Manager may adjust a Fund’s fair valuation procedures.

Valuation Inputs

Various inputs may be used to determine the fair value of the Funds’ investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1	-	Quoted prices in active markets for identical securities.

Level 2	-	Prices determined using other significant observable inputs. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, and others.

Level 3	-	Prices determined using other significant unobservable inputs. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in pricing an investment.

Level 1 and Level 2 trading assets and trading liabilities, at fair value

Fixed-income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. Treasury obligations, sovereign issues, bank loans, convertible preferred securities, and non-U.S. bonds are normally valued by pricing service providers that use broker dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates, and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy. Fixed-income securities purchased on a delayed-delivery basis are marked-to-market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs and financial derivative instruments, such as futures contracts that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are generally categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment management companies will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

OTC financial derivative instruments, such as foreign currency contracts and structured notes, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of broker dealer quotations or pricing service providers. Depending on the product and the terms of the transaction, the fair value of the financial derivative contracts can be estimated by a pricing service provider using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, curves, dividends, and exchange rates. Financial derivatives that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

4.  Securities and Other Investments

Asset-Backed Securities (“ABS”)

ABS are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables, home equity loans, and student loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, loans or accounts receivable paper are transferred from the originator to a specially created trust, which repackages the trust’s interests as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables or credit card receivables. The NIS Core Plus Bond Fund is permitted to invest in ABS, subject to the Fund’s rating and quality requirements.

The value of an ABS is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of ABS are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the ABS’s par value. Value is also affected if any credit enhancement has been exhausted.

Commercial Mortgage-Backed Securities (“CMBS”)

CMBS include securities that reflect an interest in, and are secured by, mortgage loans on commercial real estate property. CMBS are generally multi-class or passthrough securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. CMBS may be structured with multiple tranches, with subordinate tranches incurring greater risk of loss in exchange for a greater yield. The commercial mortgage loans that underlie CMBS often are structured so that a substantial portion of the loan principal, rather than being amortized over the loan term, is instead payable at maturity (as a “balloon payment”). Repayment of a significant portion of loan principal thus often depends upon the future availability of real estate financing (to refinance the loan) and/or upon the value and sale ability of the real estate at the relevant time. If borrowers are not able or willing to refinance or dispose of the encumbered property to pay the principal and interest owed on such mortgage loans, payments on the related CMBS (particularly subordinated classes of CMBS) will likely be adversely affected. The ultimate extent of the loss, if any, may only be determined after a negotiated discounted settlement, restructuring or sale of the mortgage note, or the foreclosure of the mortgage encumbering the property and subsequent liquidation of the property, which can be costly and delayed by litigation and/or bankruptcy. The NIS Core Plus Bond Fund is permitted to invest in CMBS, subject to the Fund’s rating and quality requirements.

Collateralized Mortgage Obligations (“CMO”)

CMOs and interests in real estate mortgage investment conduits are debt securities collateralized by mortgages or mortgage pass-through securities. CMOs divide the cash flow generated from the underlying mortgages or mortgage passthrough securities into different groups referred to as “tranches,” which are then retired sequentially over time in order of priority. The principal governmental issuers of such securities are the Federal National Mortgage Association (“FNMA”), a government-sponsored corporation owned entirely by private stockholders, and the Federal Home Loan Mortgage Corp (“FHLMC”), a corporate instrumentality of the United States created pursuant to an act of Congress that is owned entirely by the Federal Home Loan Banks. The issuers of CMOs are structured as trusts or corporations established for the purpose of issuing such CMOs and often have no assets other than those underlying the securities and any credit support provided. A Real Estate Mortgage Investment Conduit (“REMIC”), is a mortgage securities vehicle that holds residential or commercial mortgages and issues securities representing interests in those mortgages. A REMIC may be formed as a corporation, partnership,

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or segregated pool of assets. A REMIC itself is generally exempt from federal income tax, but the income from its mortgages is taxable to its investors. For investment purposes, interests in REMIC securities are virtually indistinguishable from CMOs. The NIS Core Plus Bond Fund is permitted to invest in CMOs, subject to the Fund’s rating and quality requirements.

Credit-Linked Notes

The Frontier Markets Income Fund may invest in credit-linked notes (“CLNs”). CLNs are derivative debt obligations that are issued by limited purpose entities, such as Special Purpose Vehicles (“SPVs”), or by financial firms, such as banks, securities firms or their affiliates. They are structured so that their performance is linked to that of an underlying bond or other debt obligation (a “reference asset”), normally by means of an embedded or underlying credit default swap. The reference assets for the CLNs in which the Fund may invest will be limited to sovereign or quasi-sovereign debt instruments or other investments in which the Fund’s investment policies permit it to invest directly. The Fund may invest in CLNs when the Fund’s Sub-Advisor believes that doing so is more efficient than investing in the reference assets directly or when such direct investment by the Fund is not feasible due to legal or other restrictions.

The issuer or one of the affiliates of the issuer of the CLNs in which the Fund will invest, normally will purchase the reference asset underlying the CLN directly, but in some cases it may gain exposure to the reference asset through a credit default swap or other derivative. Under the terms of a CLN, the Fund will receive a fixed or variable rate of interest on the outstanding principal amount of the CLN, which in turn will be subject to reduction (potentially down to zero) if a “credit event” occurs with respect to the underlying reference asset or its issuer. Such credit events will include payment defaults on the reference asset, and normally will also include events that do not involve an actual default, such as actual or potential insolvencies, repudiations of indebtedness, moratoria on payments, reference asset restructurings, limits on the convertibility or repatriation of currencies, and the imposition of ownership restrictions. If a credit event occurs, payments on the CLN would terminate, and the Fund normally would receive delivery of the underlying reference asset (or, in some cases, a comparable “deliverable” asset) in lieu of the repayment of principal. In some cases, however, including but not limited to instances where there has been a market disruption or in which it is or has become illegal, impossible or impracticable for the Fund to purchase, hold or receive the reference assets, the Fund may receive a cash settlement based on the value of the reference asset or a comparable instrument, less fees charged and certain expenses incurred by the CLN issuer.

CLNs are debt obligations of the CLN issuers, and the Fund would have no ownership or other property interest in the reference assets (other than following a credit event that results in the reference assets being delivered to the Fund) or any direct recourse to the issuers of those reference assets. Thus, the Fund will be exposed to the credit risk of the issuers of the reference assets that underlie its CLNs, as well as to the credit risk of the issuers of the CLNs themselves. CLNs will also be subject to currency risk, liquidity risk, valuation risks, and the other risks of a credit default swap. Various determinations that may need to be made with respect to the CLNs, including the occurrence of a credit event, the selection of deliverable assets (where applicable) and the valuation of the reference asset for purposes of determining any cash settlement amount, normally will be made by the issuer or sponsor of the CLN. The interests of such issuer or sponsor may not be aligned with those of the Fund or other investors in the CLN. Accordingly, CLNs may also be subject to potential conflicts of interest. There may be no established trading market for the Fund’s CLNs, in which event they may constitute illiquid investments.

Fixed-Income Investments

The Funds may hold debt, including government and corporate debt, and other fixed-income securities. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is interest rate risk, which is the risk that their value will generally decline as prevailing interest rates rise, which may cause the Funds’ NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are, therefore, more volatile than shorter-term

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Notes to Financial Statements

July 31, 2022 (Unaudited)

securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is prepayment risk, which is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage-backed securities (“MBS”) and ABS, may be prepaid by their issuers thereby reducing the amount of interest payments. This may result in a Fund having to reinvest its proceeds in lower yielding securities. Securities underlying MBS and ABS, which may include subprime mortgages, also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

Foreign Debt Securities

The Funds may invest in foreign fixed and floating rate income securities (including emerging market securities) all or a portion of which may be non-U.S. dollar denominated and which include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities, including Brady Bonds; (b) debt obligations of supranational entities; (c) debt obligations of the U.S. Government issued in non-dollar securities; (d) debt obligations and other fixed-income securities of foreign corporate issuers (both dollar and non-dollar denominated); and (e) U.S. corporate issuers (both Eurodollar and non-dollar denominated). There is no minimum rating criteria for the Funds’ investments in such securities. Investing in the securities of foreign issuers involves special considerations that are not typically associated with investing in the securities of U.S. issuers. In addition, emerging markets are markets that have risks that are different and higher than those in more developed markets.

Foreign Securities

The Funds may invest in U.S. dollar-denominated and non-U.S. dollar denominated equity and debt securities of foreign issuers and foreign branches of U.S. banks, including negotiable certificates of deposit (“CDs”), bankers’ acceptances, and commercial paper. Foreign issuers are issuers organized and doing business principally outside the United States and include corporations, banks, non-U.S. governments, and quasi-governmental organizations. While investments in foreign securities may be intended to reduce risk by providing further diversification, such investments involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political or social instability, nationalization, expropriation, or confiscatory taxation); the potentially adverse effects of unavailability of public information regarding issuers, different governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States; different laws and customs governing securities tracking; and possibly limited access to the courts to enforce the Funds’ rights as an investor.

Frontier and Emerging Market Investments

The Funds may invest in the securities and derivatives with exposure to various countries with emerging capital markets. Investments in the securities and derivatives with exposure to countries with emerging capital markets involve significantly higher risks not involved in investments in securities in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities from more developed capital markets, (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments, (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other non-U.S. or U.S. governmental laws or restrictions applicable to such investments, (iv) national policies that may limit the Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests, (v) the lack or relatively early development of legal structures

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Notes to Financial Statements

July 31, 2022 (Unaudited)

governing private and foreign investments and private property, and (vi) less diverse or immature economic structures. In addition to withholding taxes on investment income, some countries with emerging capital markets may impose differential capital gain taxes on foreign investors.

Illiquid and Restricted Securities

Generally, an illiquid asset is an asset that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to Rule 22e-4 under the Act or as otherwise permitted or required by SEC rules and interpretations. Historically, illiquid securities have included securities that have not been registered under the Securities Act, securities that are otherwise not readily marketable, and repurchase agreements having a remaining maturity of longer than seven calendar days. Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. These securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. A large institutional market exists for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. However, the fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

Limitations on resale may have an adverse effect on the marketability of portfolio securities, and a Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven calendar days. In addition, a Fund may get only limited information about an issuer, so it may be less able to predict a loss. A Fund also might have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the SEC adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, a Fund likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity. The Manager or the Sub-Advisor, as applicable, may determine that certain securities qualified for trading under Rule 144A are liquid. Regulation S under the Securities Act permits the sale abroad of securities that are not registered for sale in the United States and includes a provision for U.S. investors, such as a Fund, to purchase such unregistered securities if certain conditions are met.

Securities sold in private placement offerings made in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act and resold to qualified institutional buyers under Rule 144A under the Securities Act (“Section 4(a)(2) securities”) are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as a Fund, that agree they are purchasing the securities for investment and not with an intention to distribute to the public. Any resale by the purchaser must be pursuant to an exempt transaction and may be accomplished in accordance with Rule 144A. Section 4(a)(2) securities normally are resold to other institutional investors through or with the assistance of the issuer or dealers that make a market in the Section 4(a)(2) securities, thus providing liquidity. The Manager and the sub-advisor will carefully monitor a Fund’s investments in Section 4(a)(2) securities offered and sold under Rule 144A, focusing on such important factors, among others, as valuation, liquidity, and availability of information. Investments in Section 4(a)(2) securities could have the effect of reducing a Fund’s liquidity to the extent that qualified institutional buyers no longer wish to purchase these restricted securities.

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Notes to Financial Statements

July 31, 2022 (Unaudited)

Restricted securities outstanding during the period ended July 31, 2022 are disclosed in the Notes to the Schedules of Investments.

Inflation-Indexed Linked Securities

The Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted based on the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Municipal Securities

Municipal securities may include general obligation bonds, municipal lease obligations, resource recovery obligations, and revenue obligations. The NIS Core Plus Bond Fund may invest in municipal securities the interest on which is excludable from gross income for federal income tax purposes (“tax-exempt”), as well as municipal securities the interest on which is taxable. Municipal securities are subject to credit risk where a municipal issuer of a security might not make interest or principal payments on a security as they become due. Municipal securities are also subject to interest rate risk. A downgrade in the issuer’s or security’s credit rating can reduce the market value of the security. A number of municipalities may face severe financial hardship making the possibility of their defaulting on obligations, and/or declaring bankruptcy where allowable, a risk to the value of municipal securities held by the Fund. General obligation bonds are secured by the pledge of the issuer’s full faith, credit, and usually, taxing power. The taxing power may be an unlimited ad valorem tax or a limited tax, usually on real estate and personal property. Most states do not tax real estate, but leave that power to local units of government. Municipal lease obligations are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality’s credit and thus interest thereon may become taxable if the lease is assigned. If funds are not appropriated for the following year’s lease payments, a lease may terminate with the possibility of default on the lease obligation. Resource recovery obligations are a type of municipal revenue obligation issued to build facilities such as solid waste incinerators or waste-to-energy plants. Usually, a private corporation will be involved and the revenue cash flow will be supported by fees or units paid by municipalities for use of the facilities. The viability of a resource recovery project, environmental protection regulations and project operator tax incentives may affect the value and credit quality of these obligations. Revenue obligations are backed by the revenue cash flow of a project or facility. The interest on such obligations is payable only from the revenues derived from a particular project, facility, specific excise tax or other revenue source. Revenue obligations are not a debt or liability of the local or state government and do not obligate that government to levy or pledge any form of taxation or to make any appropriation for payment.

Other Investment Company Securities and Other Exchange-Traded Products

The Funds at times may invest in shares of other investment companies, including open-end funds, closed-end funds, business development companies (“BDCs”), ETFs, unit investment trusts, and other investment companies of the Trust. The Funds may invest in securities of an investment company advised by the Manager or the Sub-Advisor. Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, the Funds become a shareholder of that investment company. As a result, the Funds’ shareholders indirectly will bear the Funds’ proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Funds’ shareholders directly bear in connection with the Funds’ own operations. These other fees and expenses are reflected as Acquired Fund Fees and Expenses and are included in the Fees and Expenses Table for the Funds in their Prospectus, if applicable. Investments in other investment companies may involve the payment of substantial premiums above the value of such issuer’s portfolio securities.

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Notes to Financial Statements

July 31, 2022 (Unaudited)

The Funds can invest free cash balances in registered open-end investment companies regulated as money market funds under the Investment Company Act, to provide liquidity or for defensive purposes. The Funds could invest in money market funds rather than purchasing individual short-term investments. If the Funds invest in money market funds, shareholders will bear their proportionate share of the expenses, including for example, advisory and administrative fees, of the money market funds in which the Funds invest, including advisory fees charged by the Manager to any applicable money market funds advised by the Manager.

Although a money market fund is designed to be a relatively low risk investment, it is not free of risk. Despite the short maturities and high credit quality of a money market fund’s investments, increases in interest rates and deteriorations in the credit quality of the instruments the money market fund has purchased may reduce the money market fund’s yield and can cause the price of a money market security to decrease. In addition, a money market fund is subject to the risk that the value of an investment may be eroded over time by inflation.

Real Estate Related Investments

A Fund may gain exposure to the real estate sector by investing in real estate-linked derivatives, REITs, and common, preferred and convertible securities of issuers in real estate-related industries. Adverse economic, business or political developments affecting real estate could have a major effect on the value of a Fund’s investments. Investing in securities issued by real estate and real estate-related companies may subject the Fund to risks associated with the direct ownership of real estate. Changes in interest rates, debt leverage ratios, debt maturity schedules, and the availability of credit to real estate companies may also affect the value of the Funds investment in real estate securities. Real estate securities are dependent upon specialized management skills at the operating company level, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of properties. Real estate securities are also subject to heavy cash flow dependency and defaults by borrowers. The real estate industry tends to be cyclical. Such cycles may adversely affect the value of a Fund’s portfolio. A Fund will indirectly bear a proportionate share of a REIT’s ongoing operating fees and expense. In addition, a REIT is subject to the possibility of failing to (a) qualify for tax-free “pass-through” of distributed net income and net realized gains under the Internal Revenue Code and (b) maintain exemption eligibility from Investment Company Act registration requirements.

Sovereign and Quasi-Sovereign Government and Supranational Debt

The Funds can invest in debt securities issued or guaranteed by foreign governments and their political subdivisions or agencies which involve special risks. Sovereign debt differs from debt obligations issued by private entities in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Sovereign debt securities may include: debt securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries; debt securities issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by government owned, controlled or sponsored entities located in emerging market countries; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; participations in loans between emerging market governments and financial institutions; and Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

Supranational entities may also issue debt securities. Supranational organizations are entities designated or supported by a government or governmental group to promote economic development. Included among these organizations are the Asian Development Bank, the European Investment Bank, the Inter-American Development Bank, the International Monetary Fund, the United Nations, the World Bank and the European Bank for Reconstruction and Development. Supranational organizations have no taxing authority and are dependent on their members for payments of interest and principal to the extent their assets are insufficient. Further, the lending activities of such entities are limited to a percentage of their total capital, reserves and net income.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

Variable or Floating Rate Obligations

The interest rates payable on certain fixed-income securities in which the Funds may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at predesignated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

The Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide the Funds with a certain degree of protection against rises in interest rates, the Funds will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

U.S. Agency Obligations – Federal National Mortgage Association (“FNMA”)

FNMA Guaranteed Mortgage Pass-Through Certificates or Fannie Maes represent an undivided interest in a pool of conventional mortgage loans secured by first mortgages or deeds of trust, on one family or two to four family, residential properties. The FNMA is obligated to distribute scheduled monthly installments of principal and interest on the mortgages in the pool, whether or not received, plus full principal of any foreclosed or otherwise liquidated mortgages. The obligation of the FNMA under its guarantee is solely its obligation and is not backed by, nor entitled to, the full faith and credit of the United States.

U.S. Treasury Obligations

U.S. Treasury obligations include bills (initial maturities of one year or less), notes (initial maturities between two and ten years), and bonds (initial maturities over ten years) issued by the U.S. Treasury, Separately Traded Registered Interest and Principal component parts of such obligations (known as “STRIPS”) and inflation-indexed securities. The prices of these securities (like all debt securities) change between issuance and maturity in response to fluctuating market interest rates. U.S. Treasury obligations are subject to credit risk and interest rate risk.

5.  Financial Derivative Instruments

The Funds may utilize derivative instruments to enhance return, hedge risk, gain efficient exposure to an asset class or to manage liquidity. When considering the Funds’ use of derivatives, it is important to note that the Funds do not use derivatives for the purpose of creating financial leverage.

Forward Foreign Currency Contracts

The Funds may have exposure to foreign currencies for investment or hedging purposes by purchasing or selling forward currency exchange contracts in non-U.S. currencies and by purchasing securities denominated in non-U.S. currencies. Foreign currencies may decline in value relative to the U.S. dollar and affect a Fund’s investments in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies. Not all forward contracts require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Forward contracts are two-party contracts pursuant to which one party agrees to pay the counterparty a fixed price for an agreed upon amount of securities, or the

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Notes to Financial Statements

July 31, 2022 (Unaudited)

cash value of the securities or the securities index, at an agreed upon future date. A forward currency contract is an obligation to buy or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Non-Deliverable Forward (“NDF”) currency contract is a forward contract where there is no physical settlement of the two currencies at maturity. Rather, on the contract settlement date, a net cash settlement will be made by one party to the other based on the difference between the contracted forward rate and the prevailing spot rate, on an agreed notional amount.

During the period ended July 31, 2022, the Frontier Markets Income Fund entered into forward foreign currency contracts primarily for taking exposure to foreign currencies or return enhancement and hedging foreign currency fluctuations.

The Fund’s forward foreign currency contract notional dollar values outstanding fluctuate throughout the operating year as required to meet strategic requirements. The following table illustrates the average quarterly volume of forward foreign currency contracts. For the purpose of this disclosure, volume is measured by the amounts bought and sold in USD at each quarter end.

Average Forward Foreign Currency Notional Amounts Outstanding Period Ended July 31, 2022
Fund	Purchased Contracts	Sold Contracts
Frontier Markets Income	$2,530,603	$33,900,139

The following is a summary of the fair valuations of the Funds’ derivative instruments categorized by risk exposure(1):

Fair values of financial instruments on the Statements of Assets and Liabilities as of July 31, 2022:

	Derivatives not accounted for as hedging instruments

Assets:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized appreciation of forward foreign currency contracts	$–	$484,452	$–	$–	$–	$484,452

Liabilities:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Unrealized depreciation of forward foreign currency contracts	$–	$(51,562)	$–	$–	$–	$(51,562)

The effect of financial derivative instruments on the Statements of Operations as of July 31, 2022:

	Derivatives not accounted for as hedging instruments

Realized gain (loss) from derivatives recognized as a result of operations	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$3,435,592	$–	$–	$–	$3,435,592

Net change in unrealized appreciation (depreciation) of derivatives recognized as a result from operations:	Credit contracts	Foreign exchange contracts	Commodity contracts	Interest rate contracts	Equity contracts	Total
Forward foreign currency contracts	$–	$140,011	$–	$–	$–	$140,011

(1)	See Note 3 in the Notes to Financial Statements for additional information.

Offsetting Assets and Liabilities

The Funds are parties to enforceable master netting agreements between brokers and counterparties which provide for the right to offset under certain circumstances. The Funds employ multiple money managers and

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Notes to Financial Statements

July 31, 2022 (Unaudited)

counterparties and have elected not to offset qualifying financial and derivative instruments on the Statements of Assets and Liabilities, as such all financial and derivative instruments are presented on a gross basis. The impacts of netting arrangements that provide the right to offset are detailed below, if applicable. The net amount represents the net receivable or payable that would be due from or to the counterparty in the event of default. Exposure from borrowings and other financing agreements such as repurchase agreements can only be netted across transactions governed by the same Master Agreement with the same legal entity. All amounts reported below represent the balance as of the report date, July 31, 2022.

Frontier Markets Income Fund

Offsetting of Financial and Derivative Assets as of July 31, 2022:
	Assets	Liabilities
Forward Foreign Currency Contracts	$484,452	$51,562

Total derivative assets and liabilities in the Statement of Assets and Liabilities	$484,452	$51,562

Total derivative assets and liabilities subject to an MNA	$484,452	$51,562

Financial Assets, Derivatives, and Collateral Received/(Pledged) by Counterparty as of July 31, 2022:
	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Pledged(1)	Cash Collateral Pledged(1)	Net Amount
Barclays Bank PLC	$34,427	$(1,576)	$-	$-	$32,851
JPMorgan Chase Bank N.A.	14,438	-	-	-	14,438
Merrill Lynch International	6,884	(6,884)	-	-	-
State Street Bank & Trust Co.	425,832	-	-	-	425,832
UBS AG	2,871	-	-	-	2,871

Total	$484,452	$(8,460)	$-	$-	$475,992

	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Derivatives Available for Offset	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty			Non-Cash Collateral Received(1)	Cash Collateral Received(1)	Net Amount
Barclays Bank PLC	$1,576	$(1,576)	$-	$-	$-
Merrill Lynch International	49,986	(6,884)	-	43,102	-

Total	$51,562	$(8,460)	$-	$43,102	-

(1)	The actual collateral received/pledged may be more than the amount reported due to overcollateralization.

6.  Principal Risks

Investing in the Funds may involve certain risks including, but not limited to, those described below.

Asset-Backed and Mortgage Related Securities Risk

Investments in asset-backed and mortgage related securities are subject to market risks for fixed-income securities which include, but are not limited to, credit risk, interest rate risk, prepayment risk and extension risk. A decline in the credit quality of the issuers of asset-backed and mortgage related securities or instability in the markets for such securities may affect the value and liquidity of such securities, which could result in losses to the Fund. A Collateralized Mortgage Obligation (“CMO”) is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal on CMOs is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by government agencies, and their income streams. CMOs may offer a higher yield than U.S. government securities, but they may also be subject to greater price

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fluctuation and credit risk. Commercial mortgage-backed securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. CMBS are subject to the risks generally associated with mortgage-backed securities. CMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. CMBS also are subject to many of the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Counterparty Risk

The Funds are subject to the risk that a party or participant to a transaction, such as a broker or derivative counterparty, will be unwilling or unable to satisfy its obligation to make timely principal, interest or settlement payments or to otherwise honor its obligations to the Funds. As a result, a Fund may obtain no recovery of its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose the Fund to greater losses in the event of a default by a counterparty.

Credit Risk

The Funds are subject to the risk that the issuer or guarantor of an obligation, or the counterparty to a transaction, including a derivatives contract or a loan, may fail, or become less able, to make timely payments of interest or principal or otherwise honor its obligations or default completely. The strategies utilized by the sub-advisor require accurate and detailed credit analysis of issuers and there can be no assurance that its analysis will be accurate or complete. The Funds may be subject to substantial losses in the event of credit deterioration or bankruptcy of one or more issuers in its portfolio. Financial strength and solvency of an issuer are the primary factors influencing credit risk. In addition, inadequacy of collateral or credit enhancement for a debt instrument may affect its credit risk. Credit risk may change over the life of an instrument and debt obligations which are rated by rating agencies may be subject to downgrade. The credit ratings of debt instruments and investments represent the rating agencies’ opinions regarding their credit quality and are not a guarantee of future credit performance of such securities. Rating agencies attempt to evaluate the safety of the timely payment of principal and interest (or dividends) and do not evaluate the risks of fluctuations in market value. The ratings assigned to securities by rating agencies do not purport to fully reflect the true risks of an investment. Further, in recent years many highly-rated structured securities have been subject to substantial losses as the economic assumptions on which their ratings were based proved to be materially inaccurate. A decline in the credit rating of an individual security held by a Fund may have an adverse impact on its price and may make it difficult for a Fund to sell it. Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies might not always change their credit rating on an issuer or security in a timely manner to reflect events that could affect the issuer’s ability to make timely payments on its obligations. Credit risk is typically greater for securities with ratings that are below investment grade (commonly referred to as “junk bonds”). Since a Fund can invest significantly in high yield investments that are considered speculative in nature, this risk maybe substantial. Changes in the actual or perceived creditworthiness of an issuer, or a downgrade or default affecting any of a Fund’s securities, could affect a Fund’s performance.

Currency Risk

The Funds may have exposure to foreign currencies by using various instruments described below. Foreign currencies may fluctuate significantly over short periods of time, may be affected unpredictably by intervention, or the failure to intervene, of the U.S. or foreign governments or central banks, and may be affected by currency controls or political developments in the U.S. or abroad. Foreign currencies may also decline in value relative to the U.S. dollar and other currencies and thereby affect the Funds’ investments in non-U.S. currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, non U.S. currencies.

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Custody Risk

The Funds may invest in markets that are less developed than those in the U.S., which may expose the Funds to risks in the process of clearing and settling trades and the holding of securities by foreign banks, agents and depositories. Investments in frontier and emerging markets may be subject to greater custody risks than investments in more developed markets.

Derivatives Risk

Derivatives may involve significant risk. The use of derivative instruments may expose a Fund to additional risks that it would not be subject to if it invested directly in the securities or other instruments underlying those securities. Derivatives can be highly complex and their use within a management strategy can require specialized skills. There can be no assurance that any strategy used will succeed. If a sub-advisor incorrectly forecasts stock market values, or the direction of interest rates or currency exchange rates in utilizing a specific derivatives strategy for a Fund, a Fund could lose money. In addition, leverage embedded in a derivative instrument can expose a Fund to greater risk and increase its costs. Gains or losses in the value of a derivative instrument may be magnified and be much greater than the derivative’s original cost (generally the initial margin deposit). There may also be material and prolonged deviations between the theoretical value and realizable value of a derivative. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment, for example, where a Fund may be called upon to deliver a security it does not own. As a result, a Fund could lose more than the amount it invests. Derivatives may at times be illiquid and may be more volatile than other types of investments. A Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Certain derivatives may also be difficult to value, and valuation may be more difficult in times of market turmoil.

A Fund may buy or sell derivatives not traded on organized exchanges. A Fund may also enter into transactions that are not cleared through clearing organizations. These types of transactions may be subject to heightened liquidity and valuation risk. Derivative investments can increase portfolio turnover and transaction costs. Derivatives also are subject to counterparty risk and credit risk. As a result, a Fund may not recover its investment or may only obtain a limited recovery, and any recovery may be delayed. Not all derivative transactions require a counterparty to post collateral, which may expose a Fund to greater losses in the event of a default by a counterparty. Certain derivatives require a Fund to post margin to secure its future obligation; if a Fund has insufficient cash, it may have to sell investments from its portfolio to meet daily variation margin requirements at a time when it maybe disadvantageous to do so. A Fund’s use of derivatives also may create financial leverage, which may result in losses that exceed the amount originally invested and accelerate the rate of losses. Suitable derivatives may not be available in all circumstances, and there can be no assurance that a Fund will use derivatives to reduce exposure to other risks when that might have been beneficial. Because the markets for certain derivative instruments (including markets located in foreign countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a sub-advisor may wish to retain a Fund’s position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found.

Although a Fund may attempt to hedge against certain risks, the hedging instruments may not perform as expected and could produce losses. Hedging instruments may also reduce or eliminate gains that may otherwise have been available had a Fund not used the hedging instruments. A Fund may not hedge certain risks in particular situations, even if suitable instruments are available.

A Fund’s ability to use derivatives may also be limited by certain regulatory and tax considerations. Ongoing changes to the regulation of the derivatives markets and potential changes in the regulation of funds using derivative instruments could limit a Fund’s ability to pursue its investment strategies. The extent and impact of the regulation is not yet fully known and may not be for some time. New regulation may make derivatives more costly,

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may limit their availability, may disrupt markets, or may otherwise adversely affect their value or performance. In addition to other changes, these rules provide for central clearing of derivatives that in the past were traded exclusively over-the counter and may increase costs and margin requirements, but are expected to reduce certain counterparty risks.

Environmental, Social, and/or Governance Investing Risk

The Frontier Markets Income Fund’s incorporation of environmental, social and/or governance (“ESG”) considerations, including criteria as determined by the sub-advisor, in its investment strategy may cause it to make different investments than funds that have a similar investment style but do not incorporate such considerations in their strategy. As with the use of any investment considerations involved in investment decisions, there is no guarantee that the ESG investment considerations used by a Fund will result in the selection of issuers that will outperform other issuers or help reduce risk in a Fund. A Fund’s ESG investment considerations may also affect a Fund’s exposure to certain sectors or types of investments, which may impact a Fund’s relative investment performance depending on the performance of issuers in those sectors relative to issuers in the broader market. A Fund may not be able to take advantage of certain investment opportunities due to these considerations, which may adversely affect investment performance. A Fund may underperform funds that do not incorporate these considerations. A Fund’s sub-advisor is dependent on available information to assist in the use of ESG investment considerations, and, because there are few generally accepted standards to use in such considerations, the information and considerations used for a Fund may differ from the information and considerations used for other funds. The limited availability of such information, as well as errors in or omissions from such information could result in incorrect evaluations of potential investments. There is no guarantee that a Fund’s efforts to select investments that meet a Fund’s ESG investing considerations will be successful.

Foreign Investing and Emerging Markets Risk

Non-U.S. investments carry potential risks not associated with U.S. investments. Such risks include, but are not limited to: (1) currency exchange rate fluctuations, (2) political and financial instability, (3) less liquidity, (4) lack of uniform accounting, auditing and financial reporting standards, (5) increased price volatility, (6) less government regulation and supervision of foreign stock exchanges, brokers and listed companies, and (7) delays in transaction settlement in some foreign markets. To the extent the Funds invest a significant portion of its assets in securities of a single country or region, it is more likely to be affected by events or conditions of that country or region. In addition, the economies and political environments of emerging market countries tend to be more unstable than those of developed countries, resulting in more volatile rates of return than the developed markets and substantially greater risk to investors. There may be very limited oversight of certain foreign banks or securities depositories that hold foreign securities and currency and the laws of certain countries may limit the ability to recover such assets if a foreign bank or depository or their agents goes bankrupt. When investing in emerging markets, the risks of investing in foreign securities are heightened. Emerging markets have unique risks that are greater than, or in addition to, investing in developed markets because emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities, resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. In addition, there may be less information available to make investment decisions and more volatile rates of return.

Frontier Markets Risk

Frontier market countries generally have smaller economies and less developed capital markets or legal, regulatory and political systems than traditional emerging market countries. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. The magnification of risks are the result of (1) the potential for extreme price volatility and illiquidity in frontier markets; (2) government ownership or

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control of parts of the private sector or other protectionist measures; (3) large currency fluctuations; (4) fewer companies and investment opportunities; or (5) inadequate investor protections and regulatory enforcement. In certain frontier and emerging markets, fraud and corruption may be more prevalent than in developed market countries. Investments that the Fund holds may be exposed to these risks, which could have a negative impact on their value. Additional risks of frontier market securities may include: greater political instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers to which the Fund is exposed; increased risk of embargoes or economic sanctions on a country, sector or issuer; greater risk of default (by both government and private issuers); more substantial governmental involvement in the economy; less governmental supervision and regulation; differences in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; less developed legal systems; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

Interest Rate Risk

Investments in fixed-income securities or derivatives that are influenced by interest rates are subject to interest rate risk. The value of the Funds’ fixed-income investments typically will fall when interest rates rise. The Funds may be particularly sensitive to changes in interest rates if it invests in debt securities with intermediate and long terms to maturity. Debt securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations. For example, if a bond has a duration of four years, a 1% increase in interest rates could be expected to result in a 4% decrease in the value of the bond. Yields of debt securities will fluctuate over time. As of the date of this Prospectus, interest rates are historically low. During periods of very low or negative interest rates, the Funds may be unable to maintain positive returns. Certain European countries and Japan have recently experienced negative interest rates on deposits and debt securities have traded at negative yields. Negative interest rates may become more prevalent among non-U.S. issuers, and potentially within the United States. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent the Funds are exposed to such interest rates. To the extent the Funds hold an investment with a negative interest rate to maturity, the Funds would generate a negative return on that investment. Conversely, in the future, interest rates may rise significantly and/or rapidly, potentially resulting in substantial losses to the Funds.

Leverage Risk

The Funds’ use of futures, forward foreign currency contracts, swaps, other derivative instruments and selling securities short will have the economic effect of financial leverage. Financial leverage magnifies the exposure to the swings in prices of an asset or class of assets underlying a derivative instrument and results in increased volatility, which means that the Funds will have the potential for greater losses than if the Funds do not use the derivative instruments that have a leveraging effect. Leverage may result in losses that exceed the amount originally invested and may accelerate the rate of losses. Leverage tends to magnify, sometimes significantly, the effect of an increase or decrease in the Funds’ exposure to an asset or class of assets and may cause the Funds’ NAV to be volatile.

LIBOR Risk

Certain of the instruments identified in a Fund’s principal investment strategies have variable or floating coupon rates that are based on LIBOR, Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). These Reference Rates are generally intended to represent the rate at which contributing banks may obtain short-term borrowings from each other within certain financial markets. LIBOR is produced daily by averaging the rates reported by a number of banks and may be a significant factor in

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determining a Fund’s payment obligations under a derivative instrument, the cost of financing to a Fund, or an investment’s value or return to a Fund, and may be used in other ways that affect a Fund’s performance. Arrangements are underway to phase out the use of LIBOR. These arrangements and any additional regulatory or market changes may have an adverse impact on a Fund or its investments, including increased volatility or illiquidity in markets for instruments that rely on LIBOR.

Regulators and market participants are working together to identify or develop successor Reference Rates. Additionally, it is expected that market participants will focus on the transition mechanisms by which the Reference Rates in existing contracts or instruments may be amended, whether through marketwide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, there remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund and the financial markets generally, and the termination of certain Reference Rates presents risks to a Fund. Financial industry groups have begun planning for a transition to the use of a different Reference Rate or benchmark rate, but there are obstacles to converting certain securities and transactions to a new Reference Rate or benchmark rate. The transition process, or the failure of an industry to transition, could lead to increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments, all of which would impact the Fund. While some LIBOR-based instruments may contemplate a scenario where LIBOR becomes unavailable by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such methodologies. In addition, the alternative reference or benchmark rate may be an ineffective substitute, potentially resulting in prolonged adverse market conditions for a Fund. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates could have an adverse impact on the market for or value of any securities or payments linked to those Reference Rates and other financial obligations held by a Fund or on its overall financial condition or results of operations. Any substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV. At this time, it is not possible to completely identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, any of the effects described above could occur prior to the official phasing out of LIBOR.

Liquidity Risk

When there is little or no active trading market for a specific type of security, it can become more difficult to purchase or sell the securities at or near their perceived value. During such periods, certain investments held by a Fund may be difficult to sell or other investments may be difficult to purchase at favorable times or prices. As a result, a Fund may have to lower the price on certain securities that it is trying to sell, sell other securities instead or forgo an investment opportunity, any of which could have a negative effect on Fund management or performance. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer.

Market Risk

The Funds are subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect a Fund’s performance. Equity securities generally have greater price volatility than fixed-income securities, although under certain market conditions fixed-income securities may have comparable or greater price volatility. During a general downturn in the securities markets, multiple assets may decline in value simultaneously. In some cases, traditional market participants have been less willing to make a market in some types of debt instruments, which has affected the liquidity of those instruments. During times of market turmoil, investors tend to look to the safety of securities issued or backed by the U.S. Treasury, causing the prices of these securities to rise and the yields to decline. Reduced liquidity in fixed-income and credit markets may negatively affect many issuers worldwide. Prices in many

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financial markets have increased significantly over the last decade, but there have also been periods of adverse market and financial developments and cyclical change during that timeframe, which have resulted in unusually high levels of volatility in domestic and foreign financial markets that has caused losses for investors and may occur again in the future, particularly if markets enter a period of uncertainty or economic weakness. The value of a security may decline due to adverse issuer-specific conditions, general market conditions unrelated to a particular issuer, or factors that affect a particular industry or industries. Changes in the financial condition of a single issuer or market segment also can impact the market as a whole.

Geopolitical and other events, including war, terrorism, economic uncertainty, trade disputes, pandemics, public health crises, natural disasters and related events have led, and in the future may continue to lead, to instability in world economies and markets generally and reduced liquidity in equity, credit and fixed-income markets, which may disrupt economies and markets and adversely affect the value of your investment. Changes in value may be temporary or may last for extended periods.

Policy changes by the U.S. government and/or Federal Reserve and political events within the U.S. and abroad, including the U.S. presidential election, the U.S. government’s inability at times to agree on a long-term budget and deficit reduction plan, the threat of a federal government shutdown and threats not to increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The financial markets generally move in cycles, with periods of rising prices followed by periods of declining prices. The value of your investment may reflect these fluctuations.

Market Timing Risk

The Frontier Markets Income Fund is subject to the risk of market timing activities due to the nature of its investments, which requires the Fund in certain instances to fair value certain of its investments. Frequent trading by Fund shareholders poses risks to other shareholders in the Fund, including (i) the dilution of the Fund’s NAV, (ii) an increase in the Fund’s expenses, and (iii) interference with the portfolio manager’s ability to execute efficient investment strategies. Because of specific securities in which the Fund may invest, it could be subject to the risk of market timing activities by shareholders. Some examples of these types of securities are high-yield and foreign securities. The limited trading activity of some high-yield securities may result in market prices that do not reflect the true market value of these securities. The Fund generally prices foreign securities using their closing prices from the foreign markets in which they trade, typically prior to the Fund’s calculation of its NAV. These prices may be affected by events that occur after the close of a foreign market but before the Fund price its shares. In such instances, the Fund may fair value high yield and foreign securities. However, some investors may engage in frequent short-term trading in the Fund to take advantage of any price differentials that may be reflected in the NAV of the Fund’s shares. While the Manager monitors trading in the Fund, there is no guarantee that it can detect all market timing activities.

Municipal Securities Risk

The municipal securities market could be significantly affected by adverse political and legislative changes, as well as uncertainties related to taxation or the rights of municipal security holders. Changes in the financial health of a municipality may make it difficult for it to pay interest and principal when due. In addition, changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers can affect the overall municipal securities market. Changes in market conditions may directly impact the liquidity and valuation of municipal securities, which may, in turn, adversely affect the yield and value of the Fund’s municipal securities

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investments. Declines in real estate prices and general business activity may reduce the tax revenues of state and local governments. In recent periods an increasing number of municipal issuers have defaulted on obligations, been downgraded, or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse. Because many municipal securities are issued to finance similar types of projects, especially those related to education, health care, housing, transportation, and utilities, conditions in those sectors can affect the overall municipal securities market.

Other Investment Companies Risk

To the extent that the Funds invest in shares of other registered investment companies, a Fund will indirectly bear the fees and expenses, including, for example, advisory and administrative fees, charged by those investment companies in addition to a Fund’s direct fees and expenses. If the Funds invest in other investment companies, a Fund may receive distributions of taxable gains from portfolio transactions by that investment company and may recognize taxable gains from transactions in shares of that investment company, which could be taxable to a Fund’s shareholders when distributed to them. The Funds must rely on the investment company in which it invests to achieve its investment objective. If the investment company fails to achieve its investment objective, the value of a Fund’s investment may decline, adversely affecting a Fund’s performance. To the extent the Funds invest in other investment companies that invest in equity securities, fixed-income securities and/or foreign securities, or that track an index, a Fund is subject to the risks associated with the underlying investments held by the investment company or the index fluctuations to which the investment company is subject.

Prepayment and Extension Risk

When interest rates fall, borrowers will generally repay the loans that underlie certain debt securities, especially mortgage-related and other types of ABS, more quickly than expected, causing the issuer of the security to repay the principal prior to the security’s expected maturity date. A Fund may need to reinvest the proceeds at a lower interest rate, reducing its income. Securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall. If a Fund buys those securities at a premium, accelerated prepayments on those securities could cause a Fund to lose a portion of its principal investment. The impact of prepayments on the price of a security may be difficult to predict and may increase the security’s price volatility. Variable and floating rate securities may be less sensitive to prepayment risk. Extension risk is the risk that a decrease in prepayments may, as a result of higher interest rates or other factors, result in the extension of a security’s effective maturity, heighten interest rate risk and increase the potential for a decline in its price.

Recent Market Events Risk

An outbreak of infectious respiratory illness caused by a novel coronavirus, known as COVID-19, was first detected in China in December 2019 and has subsequently spread globally. Transmission of COVID-19 and efforts to contain its spread have resulted, and may continue to result, in significant disruptions to business operations, widespread business closures and layoffs, travel restrictions, closed international, national and local borders, prolonged quarantines and stay-at-home orders, disruption of and delays in healthcare service preparation and delivery, service and event cancellations, and lower consumer demand, as well as general concern and uncertainty that has negatively affected the global economy. The impact of the pandemic has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. The pandemic has accelerated trends toward working remotely and shopping on-line, which may negatively affect the value of office and commercial real estate and companies that have been slow to transition to an on-line business model and has disrupted the supply chains that many businesses depend on. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Both U.S. and international markets have experienced significant volatility in recent months and years. As a result of such volatility, investment returns may fluctuate significantly. Moreover, the risks discussed herein associated with an investment in the Funds may be increased.

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The Federal Reserve has spent hundreds of billions of dollars to keep credit flowing through the economy. However, the Federal Reserve recently began to reduce its interventions as the economy improved and inflation accelerated. Concerns about the markets’ dependence on the Federal Reserve’s provision of liquidity have grown as a result. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty, and there may be a further increase in public debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons.

Interest rates have been unusually low in recent years in the U.S. and abroad, and central banks reduced rates further in an effort to combat the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes. The U.S. Federal Reserve has started to raise interest rates beginning in 2022, in part to address an increase in the annual inflation rate in the U.S. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.

Slowing global economic growth, risks associated with the United Kingdom’s departure from the European Union on December 31, 2020, commonly referred to as “Brexit,” and a trade agreement between the United Kingdom and the European Union, the risks associated with ongoing trade negotiations with China, the possibility of changes to some international trade agreements, tensions or open conflict between nations, such as between Russia and Ukraine, or political or economic dysfunction within some nations that are major producers of oil could affect the economies of many nations, including the United States, in ways that cannot necessarily be foreseen at the present time.

Economists and others have expressed increasing concern about the potential effects of global climate change on property and security values. Certain issuers, industries and regions may be adversely affected by the impacts of climate change, including on the demand for and the development of goods and services and related production costs, and the impacts of legislation, regulation and international accords related to climate change, as well as any indirect consequences of regulation or business trends driven by climate change.

Redemption Risk

The Funds may experience periods of heavy redemptions that could cause the Funds to sell assets at inopportune times or at a loss or depressed value. Redemption risk is greater to the extent that one or more investors or intermediaries control a large percentage of investments in the Funds, have short investment horizons, or have unpredictable cash flow needs. A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from mutual funds that hold large amounts of fixed-income securities. This, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets, and heightened redemption risk. Heavy redemptions, whether by a few large investors or many smaller investors, could hurt the Funds’ performance. This risk is heightened if the Fund invests in emerging market securities, which are generally less liquid than the securities of U.S. and other developed markets. The sale of assets to meet redemption requests may create net capital gains or losses, which could cause the Funds to have to distribute substantial capital gains.

Sovereign and Quasi Sovereign Debt Risk

An investment in sovereign and quasi-sovereign debt obligations involves special risks not present in corporate debt obligations. Sovereign and quasi-sovereign debt securities. These investments are issued or guaranteed by a sovereign government or entity affiliated with or backed by a sovereign government. The issuer of the sovereign or quasi-sovereign debt that controls the repayment of the debt may be unable or unwilling to repay

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principal or interest when due, and the Funds may have limited recourse in the event of a default. In addition, these investments are subject to risk of payment delays or defaults due to (1) country cash flow problems, (2) insufficient foreign currency reserves, (3) political considerations, (4) large debt positions relative to the country’s economy, (5) policies toward foreign lenders or investors, (6) the failure to implement economic reforms required by the International Monetary Fund or other multilateral agencies, or (7) an inability or unwillingness to repay debts. It may be particularly difficult to enforce the rights of debt holders in frontier and emerging markets. A governmental entity that defaults on an obligation may request additional time in which to pay or receive further loans or may seek to restructure its obligations to reduce interest rates or outstanding principal. There is no legal process for collecting sovereign and quasi-sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected. Sovereign and quasi-sovereign debt risk is increased for emerging and frontier markets issuers, which are among the largest debtors to commercial banks and foreign governments. At times, certain emerging market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness.

U.S. Government Securities and Government-Sponsored Enterprises Risk

A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Additionally, circumstances could arise that would prevent the payment of interest or principal. This could result in losses to the Fund. Investments in government-sponsored enterprises are debt obligations issued by agencies and instrumentalities of the U.S. Government. These obligations vary in the level of support they receive from the U.S. Government. They may be: (i) supported by the full faith and credit of the U.S. Treasury, such as those of the Government National Mortgage Association (‘‘Ginnie Mae’’); (ii) supported by the right of the issuer to borrow from the U.S. Treasury, such as those of the Federal Home Loan Bank and the Federal Farm Credit Banks; (iii) supported by the discretionary authority of the U.S. Government to purchase the agency obligations, such as those of Fannie Mae and Freddie Mac or (iv) supported only by the credit of the issuer, such as those of the Federal Farm Credit Bureau. The U.S. Government may choose not to provide financial support to U.S. Government-sponsored agencies or instrumentalities if it is not legally obligated to do so, in which case, if the issuer defaulted, to the extent the Funds hold securities of such issuers, it might not be able to recover its investment from the U.S. Government. U.S. government securities and securities of government-sponsored entities are also subject to credit risk, interest rate risk and market risk. The rising U.S. national debt may lead to adverse impacts on the value of U.S. government securities due to potentially higher costs for the U.S. government to obtain new financing.

U.S. Treasury Obligations Risk

The value of U.S. Treasury obligations may vary due to changes in interest rates. In addition, changes to the financial condition or credit rating of the U.S. government may cause the value of the Fund’s investments in obligations issued by the U.S. Treasury to decline. Certain political events in the U.S., such as a prolonged government shut down, may also cause investors to lose confidence in the U.S. government and may cause the value of U.S. Treasury obligations to decline.

Valuation Risk

This is the risk that a Fund has valued a security at a price different from the price at which it can be sold. This risk may be especially pronounced for investments, such as derivatives, which may be illiquid or which may become illiquid and for securities that trade in relatively thin markets and/or markets that experience extreme volatility. A Fund’s ability to value its investments in an accurate and timely manner may be impacted by technological issues and/or errors by third party service providers, such as pricing services or accounting agents. If market conditions make it difficult to value certain investments, SEC rules an applicable accounting protocols may

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

require a Fund may value these investments using more subjective methods, such as fair-value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more shares, or lower or higher redemption proceeds, than they would have received if a Fund had not fair-valued the securities or had used a different valuation methodology. The value of foreign securities, certain fixed-income securities and currencies, as applicable, may be materially affected by events after the close of the markets on which they are traded, but before a Fund determines its NAV.

Variable and Floating Rate Securities Risk

The coupons on certain fixed-income securities in which a Fund may invest are not fixed and may fluctuate based upon changes in market rates. The coupon on a floating rate security is generally based on an interest rate such as a money-market index, Secured Overnight Financing Rate (“SOFR”), LIBOR or a Treasury bill rate. Such securities are subject to interest rate risk and may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons. As short-term interest rates decline, the coupons on variable and floating rate securities typically decrease. Alternatively, during periods of rising interest rates, changes in the coupons of variable and floating rate securities may lag behind changes in market rates or may have limits on the maximum increases in the coupon rates. The value of variable and floating rate securities may decline if their coupons do not rise as much, or as quickly, as interest rates in general. Conversely, variable and floating rate securities will not generally increase in value if interest rates decline. Variable and floating rate securities are less effective at locking in a particular yield and are subject to credit risk. Certain types of floating rate instruments may also be subject to greater liquidity risk than other debt securities.

7.  Federal Income and Excise Taxes

It is the policy of each Fund to qualify as a regulated investment company (“RIC”), by complying with all applicable provisions of Subchapter M of the Internal Revenue Code, as amended, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes. For federal income tax purposes, each Fund is treated as a single entity for the purpose of determining such qualification.

The Funds do not have any unrecorded tax liabilities in the accompanying financial statements. Each of the tax years in the four year period ended January 31, 2022 for the Frontier Markets Income Fund and the tax years in the two year period ended January 31, 2022 for NIS Core Plus Bond Fund remain subject to examination by the Internal Revenue Service. If applicable, the Funds recognize interest accrued related to unrecognized tax benefits in interest expense and penalties in “Other expenses” on the Statements of Operations. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, Management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on returns of income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net unrealized appreciation (depreciation), as applicable, as the income is earned or capital gains are recorded.

Dividends are categorized in accordance with income tax regulations which may treat certain transactions differently than U.S. GAAP. Accordingly, the character of distributions and composition of net assets for tax purposes may differ from those reflected in the accompanying financial statements.

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

As of July 31, 2022, the tax cost for each Fund and their respective gross unrealized appreciation (depreciation) were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Frontier Markets Income	$464,830,903	$5,953,872	$(102,004,535)	$(96,050,663)
NIS Core Plus Bond	5,963,293	32,561	(407,994)	(375,433)

Under the Regulated Investment Company Modernization Act of 2010 (“RIC MOD”), net capital losses recognized by the Funds in taxable years beginning after December 22, 2010 are carried forward indefinitely and retain their character as short-term and/or long-term losses.

As of January 31, 2022, the Funds had the following capital loss carryforwards:

Fund	Short-Term Capital Loss Carryforwards	Long-Term Capital Loss Carryforwards
Frontier Markets Income	$6,817,275	$23,400,243
NIS Core Plus Bond	35,009	1,142

8.  Investment Transactions

The aggregate cost of purchases and proceeds from sales and maturities of investments, other than short-term obligations, for the period ended July 31, 2022 were as follows:

Fund	Purchases (non-U.S. Government Securities)	Purchases of U.S. Government Securities	Sales (non-U.S. Government Securities)	Sales of U.S. Government Securities
Frontier Markets Income	$94,533,469	$–	$124,285,503	$–
NIS Core Plus Bond	1,022,667	3,072,539	1,541,368	2,249,906

A summary of the Funds’ transactions in the USG Select Fund for the period ended July 31, 2022 were as follows:

Fund	Type of Transaction	January 31, 2022 Shares/Fair Value	Purchases	Sales	July 31, 2022 Shares/Fair Value
Frontier Markets Income	Direct	$23,538,642	$203,671,288	$191,809,366	$35,400,564

9.  Borrowing Arrangements

Effective November 11, 2021 (the “Effective Date”), the Funds, along with certain other funds managed by the Manager (“Participating Funds”), renewed a committed revolving line of credit (the “Committed Line”) agreement with State Street Bank and Trust Company (the “Bank”) to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Committed Line is $100 million with interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed. Each of the Participating Funds paid a proportional amount of a quarterly commitment fee at a rate of 0.25% per annum on the unused portion of the Committed Line amount. The Committed Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Committed Line was $150 million with an expiration date November 10, 2021.

On the Effective Date, the Funds, along with certain other Participating Funds managed by the Manager, also renewed an uncommitted discretionary demand revolving line of credit (the “Uncommitted Line”) agreement with the Bank to be used to facilitate portfolio liquidity. The maximum borrowing amount under the Uncommitted

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

Line is $100 million with interest at a rate equal to the higher of (a) OBFR daily fluctuating rate per annum equal to 1.25% plus the sum of 0.10% or (b) the Federal Funds daily fluctuating rate per annum on amounts borrowed on each outstanding loan. Each of the Participating Funds paid a proportional amount of a closing fee of $35,000 on the Effective Date. The Uncommitted Line expires November 10, 2022, unless extended by the Bank or terminated by the Participating Funds in accordance with the agreement. Prior to the Effective Date, the maximum borrowing amount under the Uncommitted Line was $50 million with an expiration date of November 10, 2021.

The Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Loan expense” on the Statements of Operations, along with commitment fees, that have been allocated among the Participating Funds based on average daily net assets.

During the period ended July 31, 2022, the Funds did not utilize these facilities.

10.  Capital Share Transactions

The tables below summarize the activity in capital shares for each Class of the Funds:

	R5 Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	2,352,409	$17,677,011	1,736,728	$14,517,675
Reinvestment of dividends	170,945	1,269,131	301,639	2,517,293
Shares redeemed	(2,011,846)	(14,520,468)	(4,217,151)	(35,098,537)
Redemption fees	–	17,435	–	12,463

Net increase (decrease) in shares outstanding	511,508	$4,443,109	(2,178,784)	$(18,051,106)

	Y Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	9,941,059	$74,267,025	21,396,209	$179,081,861
Reinvestment of dividends	1,908,679	14,229,757	3,183,863	26,587,733
Shares redeemed	(16,167,342)	(120,911,783)	(13,080,705)	(109,057,836)
Redemption fees	–	117,405	–	96,927

Net increase (decrease) in shares outstanding	(4,317,604)	$(32,297,596)	11,499,367	$96,708,685

	Investor Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	1,750,316	$13,005,313	2,327,011	$19,468,870
Reinvestment of dividends	243,681	1,814,555	449,412	3,748,791
Shares redeemed	(2,684,171)	(19,482,086)	(2,345,620)	(19,601,985)
Redemption fees	–	16,167	–	13,145

Net increase (decrease) in shares outstanding	(690,174)	$(4,646,051)	430,803	$3,628,821

	A Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
	(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	37,560	$271,465	252,687	$2,123,367
Reinvestment of dividends	20,588	155,106	45,528	379,950
Shares redeemed	(417,266)	(3,078,419)	(138,758)	(1,159,144)
Redemption fees	–	1,243	–	1,456

Net increase (decrease) in shares outstanding	(359,118)	$(2,650,605)	159,457	$1,345,629

American Beacon FundsSM

Notes to Financial Statements

July 31, 2022 (Unaudited)

C Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
(unaudited)
Frontier Markets Income Fund	Shares	Amount	Shares	Amount
Shares sold	30,792	$236,520	118,977	$993,688
Reinvestment of dividends	43,630	323,074	80,821	671,757
Shares redeemed	(142,785)	(1,017,870)	(278,210)	(2,310,426)
Redemption fees	–	3,105	–	2,514

Net (decrease) in shares outstanding	(68,363)	$(455,171)	(78,412)	$(642,467)

Y Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	–	–	–	–
Shares redeemed	–	–	–	–
Redemption fees	–	–	–	–

Net increase (decrease) in shares outstanding	–	$–	–	$–

A Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	–	–	–	–
Shares redeemed	–	–	–	–
Redemption fees	–	–	–	–

Net increase (decrease) in shares outstanding	–	$–	–	$–

C Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	–	$–	–	$–
Reinvestment of dividends	–	–	–	–
Shares redeemed	–	–	–	–
Redemption fees	–	–	–	–

Net increase (decrease) in shares outstanding	–	$–	–	$–

R6 Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022
(unaudited)
NIS Core Plus Bond Fund	Shares	Amount	Shares	Amount
Shares sold	78,036	$692,418	51,485	$507,279
Reinvestment of dividends	1,971	17,705	1,786	17,676
Shares redeemed	(27,839)	(240,839)	(37)	(368)
Redemption fees	–	–	–	–

Net increase in shares outstanding	52,168	$469,284	53,234	$524,587

11.  Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Funds’ financial statements through this date.

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R5 ClassA
	Six Months Ended July 31,		Year Ended January 31,

	2022		2022	2021		2020		2019B		2018

	(unaudited)
Net asset value, beginning of period	$8.16		$8.34	$8.83		$8.68		$9.62		$8.96

Income (loss) from investment operations:
Net investment income	0.31		0.68	0.57		0.76		0.80		0.77
Net gains (losses) on investments (both realized and unrealized)	(1.52)		(0.20)	(0.45)		0.15		(0.96)		0.61

Total income (loss) from investment operations	(1.21)		0.48	0.12		0.91		(0.16)		1.38

Less distributions:
Dividends from net investment income	(0.31)		(0.66)	(0.27)		(0.74)		(0.78)		(0.72)
Distributions from net realized gains	–		–	–		–		–		–
Tax return of capital	–		–	(0.34	)C	(0.02	)C	–		–

Total distributions	(0.31)		(0.66)	(0.61)		(0.76)		(0.78)		(0.72)

Redemption fees added to beneficial interestsD	–		–	–		–		–		–

Net asset value, end of period	$6.64		$8.16	$8.34		$8.83		$8.68		$9.62

Total returnE	(15.15	)%F	5.80%	1.90%		11.00%		(1.58)%		15.92%

Ratios and supplemental data:
Net assets, end of period	$42,386,504		$47,897,191	$67,157,974		$71,344,608		$62,523,243		$67,653,731
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.14	%G	1.06%	1.09%		1.11%		1.20%		1.17%
Expenses, net of reimbursements and/or recoupments	1.14	%G	1.06%	1.09%		1.16	%H	1.17	%H	1.15%
Net investment income, before expense reimbursements and/or recoupments	8.64	%G	7.79%	7.09%		8.92%		8.87%		9.04%
Net investment income, net of reimbursements and/or recoupments	8.64	%G	7.79%	7.09%		8.87%		8.90%		9.06%
Portfolio turnover rate	24	%F	39%	54%		39%		21%		22%

A	Prior to February 28, 2020, the R5 Class was known as Institutional Class.
B	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
C	Tax return of capital is calculated based on shares outstanding at the time of distribution.
D	Amount represents less than $0.01 per share.
E

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

F	Not annualized.
G	Annualized.
H

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.15% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31,		Year Ended January 31,

	2022		2022	2021		2020		2019A		2018

	(unaudited)
Net asset value, beginning of period	$8.16		$8.35	$8.84		$8.68		$9.63		$8.97

Income (loss) from investment operations:
Net investment income	0.31		0.65	0.58		0.77		0.74		0.79
Net gains (losses) on investments (both realized and unrealized)	(1.52)		(0.19)	(0.46)		0.14		(0.92)		0.58

Total income (loss) from investment operations	(1.21)		0.46	0.12		0.91		(0.18)		1.37

Less distributions:
Dividends from net investment income	(0.31)		(0.65)	(0.27)		(0.73)		(0.77)		(0.71)
Distributions from net realized gains	–		–	–		–		–		–
Tax return of capital	–		–	(0.34	)B	(0.02	)B	–		–

Total distributions	(0.31)		(0.65)	(0.61)		(0.75)		(0.77)		(0.71)

Redemption fees added to beneficial interestsC	–		–	–		–		–		–

Net asset value, end of period	$6.64		$8.16	$8.35		$8.84		$8.68		$9.63

Total returnD	(15.17	)%E	5.61%	1.85%		11.08%		(1.76)%		15.83%

Ratios and supplemental data:
Net assets, end of period	$294,706,370		$397,300,935	$310,325,331		$303,866,061		$151,728,470		$79,007,953
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.19	%F	1.13%	1.14%		1.19%		1.29%		1.25%
Expenses, net of reimbursements and/or recoupments	1.19	%F	1.13%	1.14%		1.22	%G	1.27	%G	1.25%
Net investment income, before expense reimbursements and/or recoupments	8.58	%F	7.86%	7.13%		9.11%		8.79%		8.94%
Net investment income, net of reimbursements and/or recoupments	8.58	%F	7.86%	7.13%		9.08%		8.80%		8.94%
Portfolio turnover rate	24	%E	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.21% and 1.25% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Investor Class
	Six Months Ended July 31,		Year Ended January 31,

	2022		2022	2021		2020		2019A		2018

	(unaudited)
Net asset value, beginning of period	$8.15		$8.33	$8.82		$8.67		$9.61		$8.95

Income (loss) from investment operations:
Net investment income	0.31		0.62	0.57		0.73		0.74		0.78
Net gains (losses) on investments (both realized and unrealized)	(1.53)		(0.17)	(0.47)		0.15		(0.93)		0.57

Total income (loss) from investment operations	(1.22)		0.45	0.10		0.88		(0.19)		1.35

Less distributions:
Dividends from net investment income	(0.30)		(0.63)	(0.27)		(0.71)		(0.75)		(0.69)
Distributions from net realized gains	–		–	–		–		–		–
Tax return of capital	–		–	(0.32	)B	(0.02	)B	–		–

Total distributions	(0.30)		(0.63)	(0.59)		(0.73)		(0.75)		(0.69)

Redemption fees added to beneficial interestsC	–		–	–		–		–		–

Net asset value, end of period	$6.63		$8.15	$8.33		$8.82		$8.67		$9.61

Total returnD	(15.31	)%E	5.47%	1.56%		10.71%		(1.94)%		15.59%

Ratios and supplemental data:
Net assets, end of period	$37,621,549		$51,845,178	$49,433,819		$73,505,036		$48,475,727		$41,560,845
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.46	%F	1.38%	1.42%		1.47%		1.52%		1.41%
Expenses, net of reimbursements and/or recoupments	1.46	%F	1.38%	1.42%		1.45	%G	1.52	%G	1.51%
Net investment income, before expense reimbursements and/or recoupments	8.23	%F	7.50%	6.77%		8.77%		8.57%		8.73%
Net investment income, net of reimbursements and/or recoupments	8.23	%F	7.50%	6.77%		8.79%		8.57%		8.64%
Portfolio turnover rate	24	%E	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.44% and 1.50% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31,		Year Ended January 31,

	2022		2022	2021		2020		2019A		2018

	(unaudited)
Net asset value, beginning of period	$8.15		$8.34	$8.83		$8.65		$9.62		$8.96

Income (loss) from investment operations:
Net investment income	0.38		0.61	0.54		0.72		0.75		0.81
Net gains (losses) on investments (both realized and unrealized)	(1.59)		(0.17)	(0.45)		0.18		(0.98)		0.53

Total income (loss) from investment operations	(1.21)		0.44	0.09		0.90		(0.23)		1.34

Less distributions:
Dividends from net investment income	(0.30)		(0.63)	(0.25)		(0.70)		(0.74)		(0.68)
Distributions from net realized gains	-		-	-		-		-		-
Tax return of capital	-		-	(0.33	)B	(0.02	)B	-		-

Total distributions	(0.30)		(0.63)	(0.58)		(0.72)		(0.74)		(0.68)

Redemption fees added to beneficial interestsC	-		-	-		-		-		-

Net asset value, end of period	$6.64		$8.15	$8.34		$8.83		$8.65		$9.62

Total returnD	(15.17	)%E	5.32%	1.50%		10.89%		(2.31)%		15.51%

Ratios and supplemental data:
Net assets, end of period	$2,383,275		$5,855,674	$4,657,416		$4,275,426		$3,200,206		$3,726,687
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	1.40	%F	1.36%	1.55%		1.49%		1.53%		1.48%
Expenses, net of reimbursements and/or recoupments	1.40	%F	1.36%	1.55%		1.41	%G	1.71	%G	1.55%
Net investment income, before expense reimbursements and/or recoupments	8.13	%F	7.62%	6.65%		8.53%		8.49%		8.65%
Net investment income, net of reimbursements and/or recoupments	8.13	%F	7.62%	6.65%		8.61%		8.30%		8.58%
Portfolio turnover rate	24	%E	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 1.40% and 1.69% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon Frontier Markets Income FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31,		Year Ended January 31,

	2022		2022	2021		2020		2019A		2018

	(unaudited)
Net asset value, beginning of period	$8.11		$8.30	$8.79		$8.64		$9.58		$8.93

Income (loss) from investment operations:
Net investment income	0.27		0.56	0.49		0.68		0.68		0.65
Net gains (losses) on investments (both realized and unrealized)	(1.51)		(0.18)	(0.45)		0.14		(0.95)		0.62

Total income (loss) from investment operations	(1.24)		0.38	0.04		0.82		(0.27)		1.27

Less distributions:
Dividends from net investment income	(0.27)		(0.57)	(0.24)		(0.65)		(0.67)		(0.62)
Distributions from net realized gains	-		-	-		-		-		-
Tax return of capital	-		-	(0.29	)B	(0.02	)B	-		-

Total distributions	(0.27)		(0.57)	(0.53)		(0.67)		(0.67)		(0.62)

Redemption fees added to beneficial interestsC	-		-	-		-		-		-

Net asset value, end of period	$6.60		$8.11	$8.30		$8.79		$8.64		$9.58

Total returnD	(15.58	)%E	4.58%	0.83%		9.94%		(2.74)%		14.66%

Ratios and supplemental data:
Net assets, end of period	$7,504,969		$9,775,702	$10,651,100		$12,599,753		$10,283,443		$8,398,773
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	2.20	%F	2.12%	2.14%		2.18%		2.28%		2.29%
Expenses, net of reimbursements and/or recoupments	2.20	%F	2.12%	2.14%		2.19	%G	2.33	%G	2.30%
Net investment income, before expense reimbursements and/or recoupments	7.52	%F	6.75%	6.09%		7.96%		7.79%		7.81%
Net investment income, net of reimbursements and/or recoupments	7.52	%F	6.75%	6.09%		7.95%		7.75%		7.81%
Portfolio turnover rate	24	%E	39%	54%		39%		21%		22%

A	On October 1, 2018, Aberdeen Asset Managers Limited began managing a portion of the assets of the American Beacon Frontier Markets Income Fund.
B	Tax return of capital is calculated based on shares outstanding at the time of distribution.
C	Amount represents less than $0.01 per share.
D

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

E	Not annualized.
F	Annualized.
G

Includes non-operating expenses consisting of loan interest expenses. The expenses, net of reimbursements or recoupments ratio excluding non-operating expenses is 2.17% and 2.30% for the year ended 2020 and 2019, respectively.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	Y Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022		September 10, 2020A to January 31, 2021

	(unaudited)
Net asset value, beginning of period	$9.69		$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.11		0.18		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.78)		(0.32)		0.05

Total income (loss) from investment operations	(0.67)		(0.14)		0.11

Less distributions:
Dividends from net investment income	(0.12)		(0.21)		(0.06)
Distributions from net realized gains	–		–		(0.01)

Total distributions	(0.12)		(0.21)		(0.07)

Net asset value, end of period	$8.90		$9.69		$10.04

Total returnB	(6.90	)%C	(1.43)%		1.12	%C

Ratios and supplemental data:
Net assets, end of period	$89,046		$96,859		$100,422
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.78	%D	6.02	%E	15.81	%DE
Expenses, net of reimbursements and/or recoupments	0.53	%D	0.53%		0.53	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.76	)%D	(3.68	)%E	(13.85	)%DE
Net investment income, net of reimbursements and/or recoupments	2.49	%D	1.81%		1.43	%D
Portfolio turnover rate	66	%C	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	A Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022		September 10, 2020A to January 31, 2021

	(unaudited)
Net asset value, beginning of period	$9.69		$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.10		0.15		0.05
Net gains (losses) on investments (both realized and unrealized)	(0.78)		(0.32)		0.05

Total income (loss) from investment operations	(0.68)		(0.17)		0.10

Less distributions:
Dividends from net investment income	(0.11)		(0.18)		(0.05)
Distributions from net realized gains	–		–		(0.01)

Total distributions	(0.11)		(0.18)		(0.06)

Net asset value, end of period	$8.90		$9.69		$10.04

Total returnB	(7.01	)%C	(1.68)%		1.02	%C

Ratios and supplemental data:
Net assets, end of period	$89,047		$96,859		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.03	%D	6.29	%E	16.22	%D E
Expenses, net of reimbursements and/or recoupments	0.78	%D	0.78%		0.78	%D
Net investment (loss), before expense reimbursements and/or recoupments	(1.00	)%D	(3.95	)%E	(14.26	)%D E
Net investment income, net of reimbursements and/or recoupments	2.25	%D	1.56%		1.18	%D
Portfolio turnover rate	66	%C	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	C Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022		September 10, 2020A to January 31, 2021

	(unaudited)
Net asset value, beginning of period	$9.69		$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.07		0.08		0.02
Net gains (losses) on investments (both realized and unrealized)	(0.78)		(0.32)		0.05

Total income (loss) from investment operations	(0.71)		(0.24)		0.07

Less distributions:
Dividends from net investment income	(0.08)		(0.11)		(0.02)
Distributions from net realized gains	–		–		(0.01)

Total distributions	(0.08)		(0.11)		(0.03)

Net asset value, end of period	$8.90		$9.69		$10.04

Total returnB	(7.35	)%C	(2.41)%		0.72	%C

Ratios and supplemental data:
Net assets, end of period	$89,048		$96,860		$100,424
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	4.78	%D	7.05	%E	16.93	%D E
Expenses, net of reimbursements and/or recoupments	1.53	%D	1.53%		1.53	%D
Net investment (loss), before expense reimbursements and/or recoupments	(1.76	)%D	(4.71	)%E	(14.97	)%D E
Net investment income, net of reimbursements and/or recoupments	1.49	%D	0.81%		0.43	%D
Portfolio turnover rate	66	%C	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

American Beacon NIS Core Plus Bond FundSM

Financial Highlights

(For a share outstanding throughout the period)

	R6 Class
	Six Months Ended July 31, 2022		Year Ended January 31, 2022		September 10, 2020A to January 31, 2021

	(unaudited)
Net asset value, beginning of period	$9.69		$10.04		$10.00

Income (loss) from investment operations:
Net investment income	0.12		0.19		0.06
Net gains (losses) on investments (both realized and unrealized)	(0.77)		(0.32)		0.06

Total income (loss) from investment operations	(0.65)		(0.13)		0.12

Less distributions:
Dividends from net investment income	(0.13)		(0.22)		(0.07)
Distributions from net realized gains	–		–		(0.01)

Total distributions	(0.13)		(0.22)		(0.08)

Net asset value, end of period	$8.91		$9.69		$10.04

Total returnB	(6.75	)%C	(1.33)%		1.16	%C

Ratios and supplemental data:
Net assets, end of period	$5,655,762		$5,646,506		$5,319,574
Ratios to average net assets:
Expenses, before reimbursements and/or recoupments	3.78	%D	5.10	%E	10.98	%D E
Expenses, net of reimbursements and/or recoupments	0.43	%D	0.43%		0.43	%D
Net investment (loss), before expense reimbursements and/or recoupments	(0.75	)%D	(2.76	)%E	(9.01	)%D E
Net investment income, net of reimbursements and/or recoupments	2.60	%D	1.91%		1.54	%D
Portfolio turnover rate	66	%C	127%		103	%C

A	Commencement of operations.
B

Based on net asset value, which does not reflect the sales charge, redemption fee, or contingent deferred sales charge, if applicable. May include adjustments in accordance with U.S. GAAP and as such, the net asset value for reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

C	Not annualized.
D	Annualized.
E	Includes non-recurring organization and offering costs.

See accompanying notes

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon Frontier Markets Income Fund

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (“Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon Frontier Markets Income Fund (the “Fund”); and

(2) the Investment Advisory Agreements among the Manager and the Trust, on behalf of the Fund, and each of Global Evolution USA, LLC (“Global Evolution”) and Aberdeen Asset Managers Limited (“Aberdeen”). Global Evolution and Aberdeen are hereinafter each referred to as a “sub-advisor” and collectively as the “sub-advisors”.

The Management Agreement and the Investment Advisory Agreements are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisors, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and each sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisors. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to each Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

The Manager or a sub-advisor may not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreements

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and each sub-advisor for the Fund; (3) the profits, if any, earned by the Manager in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisors or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisors from their relationships with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the Fund’s long-term performance; the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreements, the Board considered, among other factors: the level of staffing and the size of the sub-advisors; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by each sub-advisor; the financial stability of the sub-advisors; and representations made by each sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and each sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund relative to its Broadridge Performance Universe, Morningstar Category, and benchmark index, as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universe selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by each sub-advisor regarding the performance of its portion of the Fund relative to the performance of other comparable investment accounts managed by each sub-advisor, the Fund’s benchmark index, and, in the case of Aberdeen, an alternate benchmark index that it believes is more appropriate in light of the strategy it pursued in managing its portion of the Fund. In addition, the Board considered the Manager’s recommendation to continue to retain each sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager earning a profit before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund.

The Board further considered that, with respect to the Fund, the Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by each sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisors that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board did not request profitability data from the sub-advisors because the Board did not view this data as imperative to its deliberations given the arm’s-length nature of the relationship between the Manager and the sub-advisors with respect to the negotiation of sub-advisory fee rates. In addition, the Board noted that sub-advisors may not account for their profits on an account-by-account basis and that different firms likely employ different methodologies in connection with these calculations.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered Global Evolution’s representations that Global Evolution is unlikely to realize economies of scale. In addition, the Board considered Aberdeen’s representation that it expects shareholders of the Fund to experience indirect benefits from economies of scale efficiencies.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisors as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or the sub-advisors’ investment process and expanding the level of assets under management by the Manager and the sub-advisors. The Board also considered that the Manager may invest the Fund’s cash balances and cash collateral provided by the borrowers of the Funds’ securities in the American Beacon U.S. Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisors by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Performance Universe and Morningstar Category. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge. The performance of each sub-advisor was calculated by the Manager based on information provided by the Funds’ custodian.

In reviewing the performance, the Board viewed longer-term performance over a full market cycle, typically five years or longer, as the most important consideration because relative performance over shorter periods may be significantly impacted by market or economic events and not necessarily reflective of sub-advisor skill.

The expense comparisons below were made for the Fund’s R5 Class shares relative to the Fund’s Broadridge Expense Universe and Broadridge Expense Group, and Y Class shares relative to the Fund’s Morningstar Fee Level universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to the Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered the Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

The Board also considered that, in connection with the change in the name of the Fund’s Institutional Class shares to R5 Class shares, the share class used for the Fund’s Morningstar Fee Level comparisons had changed to the Y Class shares, which may have resulted in a less favorable Morningstar Fee Level Ranking for the Fund.

In considering the renewal of the Management Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	5	th Quintile
Morningstar Fee Level Ranking	5	th Quintile

Broadridge and Morningstar Performance Analysis (five-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

In considering the renewal of the Investment Advisory Agreements with Global Evolution and Aberdeen, the Board considered that the diversification of investment strategies facilitated by the Fund’s multi-manager structure permits the Fund to mitigate the risks associated with a single sub-advisor and provides additional capacity. The Board also considered the following additional factors:

Sub-advisor Performance (compared to Broadridge Performance Universe for period indicated ended December 31, 2021)

Global Evolution	5 Years	1	st Quintile
Aberdeen	3 Years	1	st Quintile

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

The Board also considered: (1) the Fund employs a limited-capacity strategy as the sub-advisors invest primarily in sovereign and quasi-sovereign issuers located in frontier markets, which are a subgroup of emerging market countries; (2) the Manager’s explanation that the Fund’s expense profile is attributable to the higher expenses associated with investments in frontier market countries than emerging market countries, whereas the funds in the Fund’s Broadridge Expense Group, Expense Universe and Morningstar category invest in emerging market countries more generally; (3) the challenges associated with identifying a peer group for evaluating the Fund’s expenses and performance, as none of the funds in the Fund’s Broadridge Expense Group, Expense Universe or Performance Universe, or its Morningstar category, pursue a comparable investment strategy; and (4) the Manager’s recommendation to continue to retain each sub-advisor.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisors under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisors’ continued management of the Fund.

Renewal and Approval of Management Agreement and Investment Advisory Agreement for the American Beacon NIS Core Plus Bond Fund

At meetings held on May 16, 2022 and June 7-8, 2022 (collectively, the “Meetings”), the Board of Trustees (“Board” or “Trustees”) considered and then, at its June 8, 2022 meeting, approved the renewal of:

(1) the Management Agreement between American Beacon Advisors, Inc. (the “Manager”) and the American Beacon Funds (“Trust”) on behalf of the American Beacon NIS Core Plus Bond Fund (the “Fund”); and

(2) the Investment Advisory Agreement among the Manager, the Trust, on behalf of the Fund, and National Investment Services of America, LLC (the “sub-advisor”).

The Management Agreement and the Investment Advisory Agreement are referred to herein individually as an “Agreement” and collectively as the “Agreements.”

In preparation for its consideration of the renewal of the Agreements, the Board undertook steps to gather and consider information furnished by the Manager, the sub-advisor, Broadridge, Inc. (“Broadridge”) and Morningstar, Inc. (“Morningstar”). The Board, with the assistance of independent legal counsel, requested and received certain relevant information from the Manager and the sub-advisor.

In advance of the Meetings, the Board’s Investment Committee and/or the Manager coordinated the production of information from Broadridge and Morningstar regarding the performance, fees and expenses of the Fund as well as information from the Manager and the sub-advisor. At the Meetings, the Board considered the information provided in connection with the renewal process, as well as information furnished to the Board throughout the year at regular meetings of the Board and its committees. In connection with the Board’s consideration of the Agreements, the Trustees received and evaluated such information as they deemed necessary. This information is described below in the section summarizing the factors the Board considered in connection with its renewal and approval of the Agreements, as well as the section describing additional Board considerations with respect to the Fund.

The Board noted that the Manager provides management and administrative services to the Fund pursuant to the Management Agreement. The Board considered that many mutual funds have separate contracts governing each type of service and observed that, with respect to such mutual funds, the actual management fee rates provided by Broadridge for peer group funds reflect the combined advisory and administrative fees, reduced by any fee waivers and/or reimbursements.

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

The Manager or the sub-advisor not have been able to, or opted not to, provide information in response to certain information requests, in which case the Board conducted its evaluation of the firm based on information that was provided. In such cases, the Board determined that the omission of any such information was not material to its considerations.

Provided below is an overview of certain factors the Board considered in connection with its decision to approve the renewal of the Agreements. The Board did not identify any particular information that was most relevant to its consideration of whether to approve the renewal of each Agreement, and each Trustee may have afforded different weight to the various factors. Legal counsel to the independent Trustees provided the Board with a memorandum regarding its responsibilities pertaining to the renewal of investment advisory contracts, such as the Agreements, and related regulatory guidelines. Based on its evaluation, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the approval of the renewal of each Agreement was in the best interests of the Fund and its shareholders.

Considerations With Respect to the Renewal of the Management Agreement and the Investment Advisory Agreement

In determining whether to approve the renewal of the Agreements, the Board considered the Fund’s investment management and sub-advisory relationships separately. In each instance, the Board considered, among other things, the following factors: (1) the nature, extent and quality of the services provided; (2) the investment performance of the Fund and the sub-advisor for the Fund; (3) the profits, if any, earned by the Manager and the sub-advisor, an affiliate of the Manager, in rendering services to the Fund; (4) comparisons of services and fee rates with contracts entered into by the Manager or the sub-advisor or their affiliates with other clients (such as pension funds and other institutional clients); (5) the extent to which economies of scale, if any, have been taken into account in setting each fee rate schedule; (6) whether fee rate levels reflect economies of scale, if any, for the benefit of Fund investors; and (7) any other benefits derived or anticipated to be derived by the Manager or the sub-advisor from its relationship with the Fund.

Nature, Extent and Quality of Services. With respect to the renewal of the Management Agreement, the Board considered, among other factors: the length of service of key investment personnel at the Manager; the cost structure of the Fund; the Manager’s culture of compliance and support that reduce risks to the Fund; the Manager’s quality of services; the Manager’s active role in monitoring and, as appropriate, recommending additional or replacement sub-advisors; and the Manager’s efforts to retain key employees and maintain staffing levels.

With respect to the renewal of the Investment Advisory Agreement, the Board considered, among other factors: the level of staffing and the size of the sub-advisor; succession plans for key employees who perform services for the Fund; diversity and inclusion initiatives; the adequacy of the resources committed to the Fund by the sub-advisor; the financial stability of the sub-advisor; and representations made by the sub-advisor regarding its compliance program. Based on the foregoing and other information, the Board concluded that the nature, extent and quality of the management and advisory services provided by the Manager and the sub-advisor were appropriate for the Fund.

Investment Performance. The Board evaluated the comparative information provided by Broadridge and the Manager regarding the performance of the Fund, relative to its Broadridge Performance Universe, Morningstar Category, and/or benchmark index(es), as well as the Fund’s Morningstar rating. The Board considered the information provided by Broadridge regarding its independent methodology for selecting the Fund’s Broadridge Performance Universe. The Board also considered that the Performance Universes selected by Broadridge may not provide appropriate comparisons for the Fund due to the Fund’s unique or distinctive investment strategies. In addition, the Board considered the performance reports and discussions with management at meetings of the Board and its committees throughout the year. The Board also evaluated the comparative information provided by the sub-advisor regarding the performance of the Fund relative to the performance of other comparable investment accounts managed by the sub-advisor and the Fund’s benchmark index. In addition, the Board considered the

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

Manager’s recommendation to continue to retain the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s performance appears below under “Additional Considerations and Conclusions with Respect to the Fund.”

Costs of the Services Provided to the Fund and the Profits Realized by the Manager from its Relationship with the Fund. In analyzing the costs of services and profitability of the Manager, the Board considered the revenues earned and the expenses incurred by the Manager, before and after the payment of distribution-related expenses by the Manager. The profits or losses were noted at both an aggregate level for all funds within the group of mutual funds sponsored by the Manager (the “Fund Complex”) and at an individual Fund level, with the Manager sustaining a loss before and after the payment of distribution-related expenses by the Manager for the Fund. The Board also considered comparative information provided by the Manager regarding the Manager’s overall profitability with respect to the Fund Complex relative to the overall profitability of other firms in the mutual fund industry, as disclosed in publicly available sources. Although the Board noted that, in certain cases, the fee rates paid by other clients of the Manager are lower than the fee rates paid by the Fund, the Manager represented that, among other matters, the difference is attributable to the fact that the Manager does not perform administrative services for non-investment company clients and reflects the greater level of responsibility and regulatory requirements associated with managing the Fund. The Board also noted that, for the Fund and its share classes, the Manager is waiving fees and/or reimbursing expenses.

The Board further considered that, with respect to the Fund, the applicable Management Agreement provides for the Manager to receive a management fee comprised of an annualized fee that is retained by the Manager. The Board also noted that certain share classes of the Fund maintain higher expense ratios in order to compensate third-party financial intermediaries.

In analyzing the fee rates charged by the sub-advisor in connection with its investment advisory services to the Fund, the Board considered representations made by the sub-advisor that the Fund’s sub-advisory fee rate schedule generally was favorable compared to other comparable client accounts. The Board considered that the sub-advisor, which is an affiliate of the Manager, earned a profit with respect to the services provided to the Fund.

Based on the foregoing and other information, the Board concluded that the profitability levels of the Manager were reasonable in light of the services performed by the Manager and the profitability levels of the sub-advisor were reasonable in light of the services performed by the sub-advisor. A discussion regarding the Board’s considerations with respect to the Fund’s fee rates is set forth below under “Additional Considerations and Conclusions with Respect to the Fund.”

Economies of Scale. In considering the reasonableness of the management and investment advisory fees rates, the Board considered whether economies of scale will be realized as the Fund grows and whether fee rate levels reflect these economies of scale for the benefit of Fund shareholders. In this regard, the Board considered that the Manager has negotiated a breakpoint for the sub-advisory fee rate. The Board also considered that the current assets of the Fund did exceed the threshold necessary to reach the sub-advisory fee rate breakpoint.

In addition, the Board noted the Manager’s representation that the Management Agreement contains fee schedule breakpoints at higher asset levels with respect to the Fund. In this regard, the Board considered that the Fund’s current assets did not exceed the threshold necessary to reach the first management fee breakpoint. Based on the foregoing and other information, the Board concluded that the Manager and sub-advisor fee rate schedules for the Fund provide for a reasonable sharing of benefits from any economies of scale with the Fund.

Benefits Derived from the Relationship with the Fund. The Board considered the “fall-out” or ancillary benefits that accrue to the Manager and/or the sub-advisor as a result of the advisory relationships with the Fund, including greater exposure in the marketplace with respect to the Manager’s or a sub-advisor’s investment process and expanding the level of assets under management by the Manager and the sub-advisor. The Board also considered that the Manager may invest the Fund’s cash balances in the American Beacon Government Money Market Select Fund, which the Manager manages directly, and for which the Manager receives a fee. In addition,

Disclosures Regarding the Approval of the Management and Investment Advisory Agreements

July 31, 2022 (Unaudited)

the Board noted that the sub-advisor benefits from soft dollar arrangements for proprietary and third-party research. Based on the foregoing and other information, the Board concluded that the potential benefits accruing to the Manager and the sub-advisor by virtue of their relationships with the Fund appear to be fair and reasonable.

Additional Considerations and Conclusions with Respect to the Fund

The performance comparisons below were made for the Fund’s Y Class shares. With respect to the Broadridge Performance Universe, the 1st Quintile represents the top 20 percent of the universe based on performance, and the 5th Quintile represents the bottom 20 percent of the universe based on performance. References to the Fund’s Broadridge Performance Universe are to the respective universe of mutual funds with comparable investment classifications and objectives as determined by Broadridge.

The Fund’s Y Class shares were used for purposes of expense comparisons to the Broadridge Expense Universe, Broadridge Expense Group, and Morningstar Fee Level Universe. The 1st Quintile represents the lowest 20 percent of the universe or group based on lowest total expense, and the 5th Quintile represents the highest 20 percent of the universe or group based on highest total expense. References to each Fund’s Expense Group and Expense Universe are to the respective group or universe of comparable mutual funds as determined by Broadridge. A Broadridge Expense Group consists of the Fund and a representative sample of funds with similar operating structures and asset sizes, as selected by Broadridge. A Broadridge Expense Universe includes all funds with comparable investment classifications/objectives and similar operating structures to that of the share class under review for the Fund, including funds in the Broadridge Expense Group. The Broadridge expense comparisons are based on the most recent audited financial information publicly available for the Fund as of December 31, 2021. References to the Fund’s Morningstar Fee Level ranking are to the institutional share class of comparable mutual funds as determined by Morningstar.

The Board considered a Fund’s Morningstar fee level category with the 1st Quintile representing the lowest 20 percent of the category constituents and the 5th Quintile representing the highest 20 percent of the category in terms of total expense.

In reviewing expenses, the Board considered the positive impact of fee waivers and the Manager’s agreement to continue the fee waivers.

In considering the renewal of the Management Agreement and the Investment Advisory Agreement for the Fund, the Board considered the following additional factors:

Broadridge Total Expenses Excluding 12b-1 Fees and Morningstar Fee Level Ranking

Compared to Broadridge Expense Group	4	th Quintile
Compared to Broadridge Expense Universe	4	th Quintile
Morningstar Fee Level Ranking	4	th Quintile

Broadridge and Morningstar Performance Analysis (one-year period ended December 31, 2021)

Compared to Broadridge Performance Universe	1	st Quintile
Compared to Morningstar Category	1	st Quintile

The Board also considered: (1) the sub-advisor is an affiliate of the Manager; (2) information provided by the sub-advisor indicating that it had earned a profit with respect to the services that it provides to the Fund; and (3) the Manager’s recommendation to continue to retain the sub-advisor based upon, among other factors, the relatively brief period that this Fund has been in operation.

Based on these and other considerations, the Board: (1) concluded that the fees paid to the Manager and sub-advisor under the Management and Investment Advisory Agreements are fair and reasonable; and (2) determined that the Fund and its shareholders would benefit from the Manager’s and sub-advisor’s continued management of the Fund.

Disclosure Regarding Liquidity Risk Management Program

July 31, 2022 (Unaudited)

Rule 22e-4 under the Investment Company Act of 1940, as amended (“Rule 22e-4”), requires open-end registered investment companies (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage liquidity risk. The Fund has adopted a Liquidity Risk Management Program (the “Program”) that is designed to assess and manage liquidity risk, which is the risk that the Fund could not meet requests to redeem its shares without significant dilution of the remaining shareholders’ interests in the Fund. Pursuant to Rule 22e-4, the Program includes the following elements:

•	Assessment, management, and periodic review of liquidity risk;

•	Classification of each of the Fund’s portfolio investments into one of four liquidity categories: highly liquid, moderately liquid, less liquid, and illiquid;

•	Determination and review of a highly liquid investment minimum for any Fund that does not primarily hold assets that are highly liquid investments;

•

Policies and procedures to respond to a shortfall in the highly liquid investment minimum, including associated reports to the Fund’s Board of Trustees (the “Board”) and the Securities and Exchange Commission (“SEC”);

•	A prohibition against a Fund acquiring an illiquid investment if immediately after the acquisition the Fund would have more than 15% of its net assets invested in illiquid investments that are assets;

•	Reporting of breaches of the illiquid investment prohibition to the Board and the SEC; and

•	Policies and procedures regarding how and when a Fund will satisfy redemption requests by distributing portfolio securities or other assets.

The Manager’s Liquidity Committee administers the Program and has provided quarterly reports to the Board regarding the Fund’s liquidity risk. In addition, at the Board’s March 2-3, 2022 meetings, the Board reviewed the Liquidity Committee’s written report (“Report”) that addressed the operation of the Program and assessed the adequacy and effectiveness of its implementation from January 1, 2021 through December 31, 2021 (the “review period”).

Key conclusions that the Liquidity Committee included in the Report are listed below:

•	The Program is reasonably designed to assess and manage the Fund’s liquidity risk.

•	The operation of the Program was adequate during the review period.

•	There were no material changes to the Program during the review period.

•	The NIS Core Plus Bond Fund was deemed to primarily hold assets that are highly liquid, and no highly liquid investment minimum was recommended.

•	The Frontier Markets Income Fund had a highly liquid investment minimum during the review period. The Liquidity Committee determined to maintain the highly liquid investment minimum.

•	The Program was effectively implemented by the Liquidity Committee during the review period.

•	Administration of the Program by the Liquidity Committee continues to be appropriate.

Delivery of Documents

Shareholder reports are available online at www.americanbeaconfunds.com/reports. Please be advised that reports are no longer sent by mail. Instead, the reports are made available online, and you will be notified by mail each time a report is posted online. You will be provided with a website link to access the report. You may elect to receive all future reports in paper free of charge. You can request to continue receiving paper copies by calling 1-866-345-5954, or you may directly inform your financial intermediary. Detailed instructions are also included in your report notifications.

If you invest in the Fund through a financial institution, you may be able to receive the Fund’s regulatory mailings, such as the Prospectus, Annual Report and Semi-Annual Report, by e-mail. If you are interested in this option, please go to www.icsdelivery.com and search for your financial institution’s name or contact your financial institution directly.

To obtain more information about the Fund:

By E-mail:	On the Internet:
american_beacon.funds@ambeacon.com	Visit our website at www.americanbeaconfunds.com

By Telephone: Call (800) 658-5811	By Mail: American Beacon Funds P.O. Box 219643 Kansas City, MO 64121-9643

Availability of Quarterly Portfolio Schedules	Availability of Proxy Voting Policy and Records

In addition to the Schedule of Investments provided in each semi-annual and annual report, the Fund files a complete schedule of its portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-PORT as of the end of each fiscal quarter. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. The Forms N-PORT may also be reviewed and copied at the SEC’s Public Reference Section, 100 F Street, NE, Washington, D.C. 20549-2736. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling (800)-SEC-0330. A complete schedule of each Fund’s portfolio holdings is also available at www.americanbeaconfunds.com approximately twenty days after the end of each month.	A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is available in the Fund’s Statement of Additional Information, is available free of charge on the Fund’s website www.americanbeaconfunds.com and by calling 1-800-967-9009 or by accessing the SEC’s website at www.sec.gov. The Fund’s proxy voting record for the most recent year ended June 30 is filed annually with the SEC on Form N-PX. The Fund’s Forms N-PX are available on the SEC’s website at www.sec.gov. The Fund’s proxy voting record may also be obtained by calling 1-800-967-9009.

Fund Service Providers:

CUSTODIAN State Street Bank and Trust Company Boston, Massachusetts	TRANSFER AGENT DST Asset Manager Solutions, Inc. Kansas City, Missouri	INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM PricewaterhouseCoopers LLP Boston, Massachusetts	DISTRIBUTOR Resolute Investment Distributors, Inc. Irving, Texas

This report is prepared for shareholders of the American Beacon Funds and may be distributed to others only if preceded or accompanied by a current Prospectus or Summary Prospectus.

American Beacon Funds, American Beacon Frontier Markets Income Fund and American Beacon NIS Core Plus Bond Fund are service marks of American Beacon Advisors, Inc.

SAR 07/22

ITEM 2. CODE OF ETHICS.

Not Applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

The schedules of investments for each series of the Trust are included in the shareholder reports presented in Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Trust has made no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last disclosed such procedures in Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon an evaluation within 90 days of the filing date of this report, the principal executive and financial officers concluded that the disclosure controls and procedures of the Trust are effective.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 DFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

ITEM  12. EXHIBITS.

(a)(1) A separate certification for each principal executive officer and principal financial officer of the Trust as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) is attached hereto as EX-99.CERT.

(a)(2) Not Applicable.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto as EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): American Beacon Funds

By /s/ Jeffrey K. Ringdahl

Jeffrey K. Ringdahl
President
American Beacon Funds
Date: October 3, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Jeffrey K. Ringdahl	By /s/ Sonia L. Bates

Jeffrey K. Ringdahl	Sonia L. Bates
President	Treasurer
American Beacon Funds	American Beacon Funds
Date: October 3, 2022	Date: October 3, 2022